The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2021 and 2020

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2021 and 2020, and the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2021, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Deferred Acquisition Costs Asset and Future Contract Benefits Liability
Description of the Matter

At December 31, 2021, deferred acquisition costs totaled $5.8 billion and future contract benefits liabilities totaled $40.4 billion, a portion of which related to universal life-type contracts with secondary guarantees and variable annuity contracts with guaranteed benefit riders.

The carrying amount of the deferred acquisition costs related to these products is the total of costs deferred less amortization, which is calculated in relation to the present value of estimated gross profits of the underlying contracts. As described in Notes 1 (see section on DAC, VOBA, DSI and DFEL) and 7 to the consolidated financial statements, there is a significant amount of uncertainty inherent in calculating estimated gross profits as the calculation includes significant management judgment in developing certain assumptions, such as expected future frequency and level of mortality claims, investment margins, retention and rider utilization. Management’s assumptions are adjusted, also known as unlocked, for emerging experience and expected changes in trends. The unlocking results in deferred acquisition cost amortization being recalculated, using the new assumptions for estimated gross profits, that results either in additional or less cumulative amortization expense.

The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 1 to the consolidated financial statements (see section on Future Contract Benefits), there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which are consistent with the assumptions used to amortize the related deferred acquisition cost asset as noted above and which include expected future frequency and level of mortality claims, investment margins, retention and rider utilization.

Auditing the valuation of deferred acquisition costs and future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of both the amortization of deferred acquisition costs and the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the deferred acquisition costs and future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the estimated gross profits related to deferred acquisition costs and the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions and updating investment margins for current and expected future market conditions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of estimated gross profits related to deferred policy acquisition costs and the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Variable Annuity Guaranteed Living Benefit Riders Embedded Derivatives
Description of the Matter

The Company’s variable annuity guaranteed living benefit riders include an embedded derivative, represented by an asset totaling $2.0 billion as of December 31, 2021, related to the non-life contingent feature of the product which is accounted for at fair value, with changes in fair value recognized in income. As described in Notes 1 (see section on Future Contract Benefits), 5 and 20 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the embedded derivative because of the sensitivity of certain assumptions underlying the estimate, including stock market performance, policy lapse experience and rider utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the embedded derivative.

Auditing the valuation of the embedded derivative related to variable annuity guaranteed living benefit riders was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the value of the embedded derivative.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the embedded derivative estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the embedded derivative. This included testing controls related to management’s evaluation of current and future market conditions and the need to update policy lapse and rider utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the embedded derivative for a sample of contracts which we compared to the fair value model used by management.

Valuation of Goodwill for the Life Insurance Reporting Unit
Description of the Matter

At December 31, 2021, the Company’s goodwill was $1.8 billion, of which $634 million related to the Company’s Life Insurance reporting unit. As discussed in Notes 1 (see section on Goodwill) and 9 of the consolidated financial statements, goodwill is tested for impairment at least annually at the reporting unit level. Determining the fair value of the Life Insurance reporting unit as part of the goodwill impairment analysis is sensitive to significant assumptions such as the discount rate, which reflects the market expected, weighted-average rate of return adjusted for the risk factors associated with the operations, and other relevant assumptions impacting projected financial information, such as the profitability of new and in-force business, all of which are affected by expectations about future market or economic conditions.

Auditing the fair value of the Company’s Life Insurance reporting unit was complex and required the involvement of our valuation and actuarial specialists due to the high degree of judgment used by management.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s goodwill impairment review process. This included, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in the estimation process, including management’s determination of the applicable discount rate, and other assumptions for the Life Insurance reporting unit.

We involved actuarial and valuation specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to current industry and economic trends, recent market transactions and other relevant factors. We reviewed the historical accuracy of management’s estimate and performed sensitivity analyses of significant assumptions to evaluate the changes in the fair value of the Life Insurance reporting unit that would result from changes in the assumptions.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 8, 2022

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2021	2020
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 - $104,526; 2020 - $103,021; allowance for credit losses: 2021 - $19; 2020 - $13)	$117,511	$121,111
Trading securities	4,427	4,442
Equity securities	314	127
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2021 - $739; 2020 - $832)	17,893	16,681
Policy loans	2,349	2,411
Derivative investments	5,437	3,109
Other investments	3,449	3,025
Total investments	151,380	150,906
Cash and invested cash	2,331	1,462
Deferred acquisition costs and value of business acquired	5,985	5,824
Premiums and fees receivable	580	484
Accrued investment income	1,157	1,217
Reinsurance recoverables, net of allowance for credit losses	22,755	18,752
Funds withheld reinsurance assets	517	530
Goodwill	1,778	1,778
Other assets	22,949	19,401
Separate account assets	182,583	167,965
Total assets	$392,015	$368,319

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$40,416	$40,146
Other contract holder funds	111,174	104,858
Short-term debt	1,084	497
Long-term debt	2,334	2,412
Reinsurance related embedded derivatives	578	540
Funds withheld reinsurance liabilities	7,089	7,179
Payables for collateral on investments	8,936	6,215
Other liabilities	15,441	13,466
Separate account liabilities	182,583	167,965
Total liabilities	369,635	343,278

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,950	11,853
Retained earnings	3,886	4,167
Accumulated other comprehensive income (loss)	6,544	9,021
Total stockholder’s equity	22,380	25,041
Total liabilities and stockholder’s equity	$392,015	$368,319

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Revenues
Insurance premiums	$5,359	$5,122	$5,277
Fee income	6,612	6,120	6,247
Net investment income	5,844	5,264	4,962
Realized gain (loss)	89	(526)	(828)
Amortization of deferred gain on business sold through reinsurance	40	33	27
Other revenues	657	553	507
Total revenues	18,601	16,566	16,192
Expenses
Interest credited	2,893	2,899	2,754
Benefits	8,039	8,050	7,585
Commissions and other expenses	5,546	4,889	5,065
Interest and debt expense	114	125	145
Spark and strategic digitization expense	87	68	66
Total expenses	16,679	16,031	15,615
Income (loss) before taxes	1,922	535	577
Federal income tax expense (benefit)	293	(56)	(37)
Net income (loss)	1,629	591	614
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(2,480)	3,177	5,173
Funded status of employee benefit plans	3	8	4
Total other comprehensive income (loss), net of tax	(2,477)	3,185	5,177
Comprehensive income (loss)	$(848)	$3,776	$5,791

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Common Stock
Balance as of beginning-of-year	$11,853	$11,312	$11,237
Capital contribution from Lincoln National Corporation	65	510	50
Stock compensation/issued for benefit plans	32	31	25
Balance as of end-of-year	11,950	11,853	11,312

Retained Earnings
Balance as of beginning-of-year	4,167	4,437	4,423
Cumulative effect from adoption of new accounting standards	-	(201)	-
Net income (loss)	1,629	591	614
Dividends paid to Lincoln National Corporation	(1,910)	(660)	(600)
Balance as of end-of-year	3,886	4,167	4,437

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	9,021	5,836	659
Other comprehensive income (loss), net of tax	(2,477)	3,185	5,177
Balance as of end-of-year	6,544	9,021	5,836
Total stockholder’s equity as of end-of-year	$22,380	$25,041	$21,585

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Cash Flows from Operating Activities
Net income (loss)	$1,629	$591	$614
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	(89)	526	828
Trading securities purchases, sales and maturities, net	(108)	253	(2,522)
Amortization of deferred gain on business sold through reinsurance	(40)	(33)	(27)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	292	68	(448)
Premiums and fees receivable	(95)	(20)	104
Accrued investment income	8	(88)	(22)
Insurance liabilities and reinsurance-related balances	(585)	392	(1,195)
Accrued expenses	367	(21)	89
Federal income tax accruals	264	(134)	(282)
Cash management agreement	(1,286)	(1,341)	(1,115)
Other	(165)	92	343
Net cash provided by (used in) operating activities	192	285	(3,633)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(16,834)	(16,149)	(14,927)
Sales of available-for-sale securities and equity securities	2,341	1,214	6,771
Maturities of available-for-sale securities	9,417	5,180	6,426
Purchases of alternative investments	(754)	(395)	(433)
Sales and repayments of alternative investments	377	171	131
Issuance of mortgage loans on real estate	(3,062)	(1,790)	(4,218)
Repayment and maturities of mortgage loans on real estate	1,873	1,133	1,144
Issuance (repayment) of policy loans, net	61	49	32
Net change in collateral on investments, derivatives and related settlements	3,095	1,775	349
Other	(253)	(149)	(259)
Net cash provided by (used in) investing activities	(3,739)	(8,961)	(4,984)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	510	50
Payment of long-term debt, including current maturities	(60)	(30)	(28)
Issuance of long-term debt, net of issuance costs	-	30	28
Issuance (payment) of short-term debt	587	(112)	321
Payment related to sale-leaseback transactions	(59)	(47)	(83)
Proceeds from certain financing arrangements	159	109	107
Deposits of fixed account values, including the fixed portion of variable	12,622	14,009	16,049
Withdrawals of fixed account values, including the fixed portion of variable	(6,575)	(6,069)	(5,800)
Transfers to and from separate accounts, net	(340)	528	(1,362)
Common stock issued for benefit plans	(13)	(9)	(34)
Dividends paid to Lincoln National Corporation	(1,910)	(660)	(600)
Other	(60)	-	-
Net cash provided by (used in) financing activities	4,416	8,259	8,648

Net increase (decrease) in cash, invested cash and restricted cash	869	(417)	31
Cash, invested cash and restricted cash as of beginning-of-year	1,462	1,879	1,848
Cash, invested cash and restricted cash as of end-of-year	$2,331	$1,462	$1,879

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). Effective October 1, 2021, Lincoln Life Assurance Company of Boston (“LLACB”) was merged into LNL, which had no impact on our consolidated financial statements. We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network. LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited liability partnerships. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

●Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

●Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

●Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

●Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.

●Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).

●State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

●Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

●The estimated range and average period until recovery;

●The estimated range and average holding period to maturity;

●Remaining payment terms of the security;

●Current delinquencies and nonperforming assets of underlying collateral;

●Expected future default rates;

●Collateral value by vintage, geographic region, industry concentration or property type;

●Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

●Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

●The current economic environment and market conditions;

●Our business strategy and current business plans;

●The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

●Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

●The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

●The capital risk limits approved by management; and

●Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

●Historical and implied volatility of the security;

●The extent to which the fair value has been less than amortized cost;

●Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

●Failure, if any, of the issuer of the security to make scheduled payments; and

●Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

●Fundamentals of the industry in which the issuer operates;

●Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

●Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

●Expectations regarding defaults and recovery rates;

●Changes to the rating of the security by a rating agency; and

●Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

●Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

●Susceptibility to fair value fluctuations for changes in the interest rate environment;

●Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;

●Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

●Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

●Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain commercial mortgage loans at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in limited partnerships (“LPs”). We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments. Cash collateral a counterparty has posted is recorded within payables for collateral on investments. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported within other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. Amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

Acquisition costs for all traditional contracts, including term life insurance, individual whole life and group business, are amortized over the premium-paying period or level term period, depending on the contract, which generally results in amortization less than or equal to 30 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no intangible balance or related amortization for fixed and variable payout annuities.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, death benefits expected to be paid, net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

During the third quarter of each year, we conduct our comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL. These assumptions include, but are not limited to, capital markets, investment margins, mortality rates, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI and DFEL.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and revenue and expenses from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries. As such, we performed a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the quarter to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in time of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, certain guaranteed living benefit (“GLB”) features, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, DSI, operating lease right-of-use (“ROU”) assets, finance lease assets and other receivables and prepaid expenses. Other liabilities consist primarily of certain reinsurance payables, certain GLB features, current and deferred taxes, pension and other employee benefit liabilities, deferred gain on business sold through reinsurance, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities, certain financing arrangements, finance lease liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 9 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC. We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance. During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC. We are recognizing the gain related to this transaction over a period of 15 years. During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. We are recognizing the gain related to the transaction over a period of 30 years. During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders. We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years. Effective October 1, 2018, we entered into a reinsurance agreement with Athene Holding Ltd. (“Athene”). We are recognizing the gain related to this transaction over the period over which the majority of account values is expected to run off, or 20 years. Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”). We are recognizing the gain related to this transaction over the projected life of the policies, or 30 years. See Note 8 for additional information.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of contract holders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments consist primarily of mutual funds, fixed maturity securities, short-term investments and cash. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the contract holders; therefore, they are not reflected in the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the contract holder.

Future Contract Benefits

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. We continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.

The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality rates and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The liabilities for future contract benefits and claims reserves for immediate and deferred paid-up annuities are computed using investment yield assumptions that range from 0.50% to 12.75%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security. Claim resolution rate assumptions and social security offsets are based on our actual experience. The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities. During the third quarter of each year, we conduct our comprehensive review of the assumptions and reserving models used in calculating these reserves. The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience. Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change. Claim reserves do not include a provision for adverse deviation.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2021, 2020 and 2019, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $48 million, $53 million and $51 million for the years ended December 31, 2021, 2020 and 2019, respectively.

We issue variable annuity and life contracts through separate accounts that may include various types of guaranteed benefits. The liabilities for these guarantees are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less payments made in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked or, in other words, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss). During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these reserves. The change in liability impacts EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We report the insurance portion of the reserves in future contract benefits. We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 45 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality rates, risk margins, maintenance expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value. As discussed in Note 5, we use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Other Contract Holder Funds

Other contract holder funds includes account balances on UL and VUL insurance and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, asset-based fees and contract administration charges, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these embedded derivatives. Other contract holder funds also includes DFEL (see “DAC, VOBA, DFEL and DSI” above), dividends payable to contract holders and undistributed earnings on participating business.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance, certain annuities with life contingencies and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance and term life insurance. Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value for mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Spark and Strategic Digitization Expense

Spark and strategic digitization expense consists primarily of costs related to our Spark and strategic digitization initiatives.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due over the term of the related borrowing.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our consolidated financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2022.

March 12, 2020 through December 31, 2022

This standard may be elected and applied prospectively as reference rate reform unfolds. We have elected practical expedients to maintain hedge accounting for certain derivatives. We will continue to evaluate our options under this guidance as our reference rate reform adoption process continues. This ASU has not had a material impact to our consolidated financial condition and results of operations, but we will continue to evaluate those impacts as our transition progresses.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and deferred acquisition costs. Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary. They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits. The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value. The ASU provides various transition methods by topic that entities may elect upon adoption. The ASU is effective January 1, 2023, and early adoption is permitted.

January 1, 2023

We will adopt this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for market risk benefits in which we will apply a full retrospective transition approach.

We continue to make progress in our implementation process that includes, but is not limited to, making significant accounting policy decisions, employing appropriate internal controls, building and updating actuarial models and systems, revising reporting processes and developing informative qualitative and quantitative disclosures. In 2022, we will begin the process of recording our transition adjustments and restating applicable prior periods.

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations and will be able to better assess the effects as we progress with our implementation efforts. For example, upon adoption, there will be adjustments to retained earnings resulting from the remeasurement of certain current benefits (e.g., guaranteed minimum death benefits on variable annuities) to fair valued market risk benefits, excluding the portion attributable to non-performance risk, which will result in an impact to AOCI. There will be additional impacts to AOCI resulting from the remeasurement of in-force future contract benefits using current upper-medium grade fixed income instrument yields as well as the elimination of shadow accounting for DAC and DAC-like intangibles. While the impact may be material, the magnitude is currently being assessed.

3. Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2021, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 4.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $2.8 billion and $2.1 billion as of December 31, 2021 and 2020, respectively.

4. Investments

Fixed Maturity AFS Securities

In 2020, we adopted ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments and related amendments (“ASU 2016-13”), which resulted in a new recognition and measurement of credit losses on most financial assets.

The amortized cost, gross unrealized gains, losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2021
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$86,197	$11,569	$326	$17	$97,423
U.S. government bonds	348	54	2	-	400
State and municipal bonds	5,113	1,275	11	-	6,377
Foreign government bonds	365	63	5	-	423
RMBS	2,132	178	4	1	2,305
CMBS	1,542	62	14	-	1,590
ABS	8,433	127	54	-	8,506
Hybrid and redeemable preferred securities	396	103	11	1	487
Total fixed maturity AFS securities	$104,526	$13,431	$427	$19	$117,511

	As of December 31, 2020
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$85,625	$15,947	$136	$12	$101,424
U.S. government bonds	369	81	1	-	449
State and municipal bonds	5,145	1,517	-	-	6,662
Foreign government bonds	380	86	1	-	465
RMBS	2,551	289	1	1	2,838
CMBS	1,380	115	-	-	1,495
ABS	7,035	158	15	-	7,178
Hybrid and redeemable preferred securities	536	94	30	-	600
Total fixed maturity AFS securities	$103,021	$18,287	$184	$13	$121,111

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2021, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,854	$2,868
Due after one year through five years	15,315	15,944
Due after five years through ten years	19,344	20,660
Due after ten years	54,906	65,638
Subtotal	92,419	105,110
Structured securities (RMBS, CMBS, ABS)	12,107	12,401
Total fixed maturity AFS securities	$104,526	$117,511

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2021
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$10,611	$230	$1,386	$96	$11,997	$326
U.S. government bonds	6	-	26	2	32	2
State and municipal bonds	498	10	19	1	517	11
Foreign government bonds	61	3	56	2	117	5
RMBS	261	3	20	1	281	4
CMBS	440	12	33	2	473	14
ABS	4,646	49	165	5	4,811	54
Hybrid and redeemable
preferred securities	47	1	76	10	123	11
Total fixed maturity AFS securities	$16,570	$308	$1,781	$119	$18,351	$427

Total number of fixed maturity AFS securities in an unrealized loss position						2,577

	As of December 31, 2020
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$2,785	$85	$588	$51	$3,373	$136
U.S. government bonds	28	1	-	-	28	1
Foreign government bonds	57	1	-	-	57	1
RMBS	43	1	6	-	49	1
ABS	1,527	9	355	6	1,882	15
Hybrid and redeemable
preferred securities	112	13	96	17	208	30
Total fixed maturity AFS securities	$4,552	$110	$1,045	$74	$5,597	$184

Total number of fixed maturity AFS securities in an unrealized loss position						782

(1)As of December 31, 2021 and 2020, we recognized $8 million and $1 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2021
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$12	$3	6
Twelve months or greater	58	8	24
Total	$70	$11	30

	As of December 31, 2020
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$63	$23	14
Six months or greater, but less than nine months	2	1	4
Nine months or greater, but less than twelve months	22	6	13
Twelve months or greater	30	11	20
Total	$117	$41	51

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $243 million for the year ended December 31, 2021. As discussed further below, we believe the unrealized loss position as of December 31, 2021, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2021, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2021, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2021 and 2020, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2021 and 2020, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.5 billion and $3.8 billion, respectively, and a fair value of $3.7 billion and $4.0 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2021 and 2020, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2021, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2021, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2021
	Corporate
	Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$12	$1	$-	$13
Additions for securities for which credit losses were not
previously recognized	8	-	1	9
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions (reductions) for securities for which credit losses
were previously recognized	5	-	-	5
Reductions for securities disposed	(2)	-	-	(2)
Reductions for securities charged-off	(6)	-	-	(6)
Balance as of end-of-year (2)	$17	$1	$1	$19

	For the Year Ended December 31, 2020
	Corporate
	Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$-	$-	$-	$-
Additions for securities for which credit losses were not
previously recognized	40	1	1	42
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions (reductions) for securities for which credit losses
were previously recognized	(1)	-	(1)	(2)
Reductions for securities disposed	(15)	-	-	(15)
Reductions for securities charged-off	(12)	-	-	(12)
Balance as of end-of-year (2)	$12	$1	$-	$13

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.

(2)As of December 31, 2021 and 2020, accrued interest receivable on fixed maturity AFS securities totaled $944 million and $1.0 billion, respectively, and was excluded from the estimate of credit losses.

Changes in the amount of credit loss of other-than-temporary impairment (“OTTI”) recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

For the
Year
Ended
December 31,
2019
Balance as of beginning-of-year	$337
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13
Credit losses on securities for which an
OTTI was previously recognized	2
Decreases attributable to:
Securities sold, paid down or matured	(148)
Balance as of end-of-year	$204

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2021	2020
Fixed maturity securities:
Corporate bonds	$2,679	$3,049
U.S. government bonds	32	-
State and municipal bonds	27	28
Foreign government bonds	73	92
RMBS	95	131
CMBS	137	134
ABS	1,338	966
Hybrid and redeemable preferred securities	46	42
Total trading securities	$4,427	$4,442

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2021, 2020 and 2019, was $(48) million, $117 million and $225 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2021			As of December 31, 2020
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,068	$837	$17,905	$16,162	$610	$16,772
30 to 59 days past due	15	21	36	4	28	32
60 to 89 days past due	-	5	5	-	8	8
90 or more days past due	-	29	29	-	69	69
Allowance for credit losses	(78)	(17)	(95)	(186)	(17)	(203)
Unamortized premium (discount)	(11)	27	16	(14)	22	8
Mark-to-market gains (losses) (1)	(3)	-	(3)	(5)	-	(5)
Total carrying value	$16,991	$902	$17,893	$15,961	$720	$16,681

(1)Represents the mark-to-market on certain mortgage loans on real estate for which we have elected the fair value option. See Note 20 for additional information.

Our commercial mortgage loan portfolio has the largest concentrations in California, which accounted for 26% and 24% of commercial mortgage loans on real estate as of December 31, 2021 and 2020, respectively, and Texas, which accounted for 9% and 10% of commercial mortgage loans on real estate as of December 31, 2021 and 2020, respectively.

Our residential mortgage loan portfolio has the largest concentrations in California, which accounted for 22% and 32% of residential mortgage loans on real estate as of December 31, 2021 and 2020, respectively, and Florida, which accounted for 14% and 18% of residential mortgage loans on real estate as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, we had 65 and 147 residential mortgage loans, respectively, that were either delinquent or in foreclosure. As of December 31, 2021 and 2020, we had 34 and 75 residential mortgage loans in foreclosure, respectively, with an aggregate carrying value of $15 million and $27 million, respectively.

As of December 31, 2021 and 2020, there were four specifically identified impaired commercial mortgage loans with an aggregate carrying value of $1 million.

As of December 31, 2021 and 2020, there were 50 and 76 specifically identified impaired residential mortgage loans, respectively, with an aggregate carrying value of $22 million and $34 million, respectively.

Additional information related to impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Average aggregate carrying value for impaired mortgage loans on real estate	$32	$21	$-
Interest income recognized on impaired mortgage loans on real estate	-	-	-
Interest income collected on impaired mortgage loans on real estate	-	-	-

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows:

	As of December 31, 2021		As of December 31, 2020
	Nonaccrual		Nonaccrual
	with no		with no
	Allowance		Allowance
	for Credit		for Credit
	Losses	Nonaccrual	Losses	Nonaccrual
Commercial mortgage loans on real estate	$-	$-	$-	$-
Residential mortgage loans on real estate	-	30	-	71
Total	$-	$30	$-	$71

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2021
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2021	$2,361	3.05	$136	1.74	$-	-	$2,497
2020	1,349	3.02	144	2.06	-	-	1,493
2019	2,875	2.14	187	1.42	-	-	3,062
2018	2,272	2.13	168	1.59	15	1.02	2,455
2017	1,648	2.33	149	1.74	27	0.83	1,824
2016 and prior	5,543	2.41	171	1.76	27	1.08	5,741
Total	$16,048		$955		$69		$17,072

	As of December 31, 2020
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2020	$1,495	2.85	$32	1.52	$-	-	$1,527
2019	3,098	2.24	258	1.78	2	1.74	3,358
2018	2,379	2.16	182	1.49	15	0.71	2,576
2017	1,779	2.34	169	1.73	-	-	1,948
2016	1,711	2.37	174	1.56	22	1.58	1,907
2015 and prior	4,695	2.38	133	1.95	8	1.02	4,836
Total	$15,157		$948		$47		$16,152

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2021
	Performing	Nonperforming	Total
Origination Year
2021	$467	$2	$469
2020	129	2	131
2019	189	21	210
2018	104	5	109
2017	-	-	-
2016 and prior	-	-	-
Total	$889	$30	$919

	As of December 31, 2020
	Performing	Nonperforming	Total
Origination Year
2020	$176	$8	$184
2019	315	51	366
2018	175	12	187
2017	-	-	-
2016	-	-	-
2015 and prior	-	-	-
Total	$666	$71	$737

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2021
	Commercial	Residential	Total
Balance as of beginning-of-year	$186	$17	$203
Additions (reductions) from provision for credit loss expense (1)	(108)	-	(108)
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Balance as of end-of-year (2)	$78	$17	$95

	For the Year Ended December 31, 2020
	Commercial	Residential	Total
Balance as of beginning-of-year	$-	$2	$2
Impact of adopting ASU 2016-13	61	26	87
Additions (reductions) from provision for credit loss expense (3)	125	(11)	114
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Balance as of end-of-year (2)	$186	$17	$203

(1)Due to improving economic projections, the provision for credit loss expense decreased by $108 million for the year ended December 31, 2021. We recognized $3 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2021.

(2)Accrued interest receivable on mortgage loans on real estate totaled $48 million as of December 31, 2021 and 2020, and was excluded from the estimate of credit losses.

(3)Due to changes in economic projections driven by the impact of the COVID-19 pandemic, the provision for credit loss expense increased by $114 million for the year ended December 31, 2020. We recognized $(2) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2020.

There were no changes in the valuation allowance associated with impaired mortgage loans on real estate for the year ended December 31, 2019.

Alternative Investments

As of December 31, 2021 and 2020, alternative investments included investments in 305 and 270 different partnerships, respectively, and represented approximately 2% and 1% of total investments, respectively.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Fixed maturity AFS securities	$4,242	$4,241	$4,214
Trading securities	165	198	187
Equity securities	3	3	4
Mortgage loans on real estate	677	674	626
Real estate	-	1	1
Policy loans	115	124	128
Invested cash	-	13	33
Commercial mortgage loan prepayment
and bond make-whole premiums	195	78	115
Alternative investments	677	218	24
Consent fees	10	5	7
Other investments	60	42	27
Investment income	6,144	5,597	5,366
Investment expense	(300)	(333)	(404)
Net investment income	$5,844	$5,264	$4,962

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Credit Loss Benefit (Expense) (1)
Fixed maturity AFS securities:
Corporate bonds	$(10)	$(24)	$(13)
RMBS	-	(1)	(1)
ABS	-	-	(1)
Hybrid and redeemable preferred securities	(1)	-	-
Gross credit loss benefit (expense)	(11)	(25)	(15)
Associated amortization of DAC, VOBA, DSI and DFEL	-	1	-
Net credit loss benefit (expense)	$(11)	$(24)	$(15)

(1)For the years ended December 31, 2021 and 2020, we recognized credit loss benefit (expense) incurred and write-downs taken as a result of impairments through net income (loss), pursuant to ASU 2016-13. For the year ended December 31, 2019, prior to the adoption of ASU 2016-13, we recognized write-downs taken as a result of OTTI through net income (loss).

During the year ended December 31, 2019, we recorded $14 million of OTTI recognized in OCI.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2021		As of December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$5,565	$5,565	$2,970	$2,970
Securities pledged under securities lending agreements (2)	241	235	115	112
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (3)	3,130	4,876	3,130	5,049
Total payables for collateral on investments	$8,936	$10,676	$6,215	$8,131

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. This also includes interest payable on collateral. See Note 5 for additional information.

(2)Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2021 and 2020, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2021	2020	2019
Collateral payable for derivative investments	$2,595	$1,587	$767
Securities pledged under securities lending agreements	126	1	26
Securities pledged under repurchase agreements	-	-	(152)
Investments pledged for FHLBI	-	(450)	(350)
Total increase (decrease) in payables for collateral on investments	$2,721	$1,138	$291

We have elected not to offset our securities lending transactions in our consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$239	$-	$-	$-	$239
Equity securities	1	-	-	-	1
Foreign government bonds	1	-	-	-	1
Total gross secured borrowings	$241	$-	$-	$-	$241

	As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Foreign government bonds	1	-	-	-	1
Total gross secured borrowings	$115	$-	$-	$-	$115

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2021, the fair value of all collateral received that we are permitted to sell or re-pledge was $22 million, and we had re-pledged all of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments.

Investment Commitments

As of December 31, 2021, our investment commitments were $3.1 billion, which included $1.5 billion of LPs, $987 million of private placement securities and $574 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2021, our most significant investments in one issuer were our investments in securities issued by the White Chapel LLC and Federal Home Loan Mortgage Corporation with a fair value of $995 million and $910 million, respectively, or 1% of total investments. As of December 31, 2020, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation and by White Chapel LLC with a fair value of $1.2 billion and $1.0 billion, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2021 and 2020, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $21.7 billion, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $18.6 billion and $19.2 billion, respectively, or 12% and 13%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 3 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products, indexed variable annuity products and fixed indexed annuity products.

Our indexed annuity and indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products and indexed variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to contract holders and investors. The CDSs hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We also have an inter-company agreement through which LNBAR, an affiliated insurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the contract holder’s account value is insufficient to pay the cost of insurance charges required to keep the policy in force, and the contract holder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”). We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs oﬀered in our variable annuity products, including products with guaranteed withdrawal benefit and guaranteed income benefit features. These GLB features are reinsured among various reinsurance counterparties on a coinsurance basis. We cede a portion of the GLB features to LNBAR, a wholly-owned subsidiary of LNC, on a funds withheld coinsurance basis. The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement eﬀect of changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally eﬀective in oﬀsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, diﬀerences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-oﬀ. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2021			As of December 31, 2020
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,009	$98	$11	$964	$87	$11
Foreign currency contracts (1)	3,979	283	51	3,089	147	151
Total cash flow hedges	5,988	381	62	4,053	234	162
Fair value hedges:
Interest rate contracts (1)	526	-	210	530	-	271
Non-Qualifying Hedges
Interest rate contracts (1)	82,786	897	176	135,434	1,587	159
Foreign currency contracts (1)	487	7	2	304	1	8
Equity market contracts (1)	92,278	6,461	2,108	74,300	3,486	1,952
Credit contracts (1)	49	-	-	51	-	-
LPR ceded derivative (2)	-	318	-	-	-	-
Embedded derivatives:
GLB direct (3)	-	1,963	-	-	450	-
GLB ceded (3)	-	56	2,015	-	82	531
Reinsurance related (4)	-	-	578	-	-	540
Indexed annuity and IUL contracts (3) (5)	-	528	6,131	-	550	3,594
Total derivative instruments	$182,114	$10,611	$11,282	$214,672	$6,390	$7,217

(1)Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

(3)Reported in other assets and other liabilities on our Consolidated Balance Sheets.

(4)Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(5)Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2021
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$4,413	$49,847	$17,324	$13,737	$-	$85,321
Foreign currency contracts (2)	410	553	1,574	1,856	73	4,466
Equity market contracts	57,636	17,752	8,267	11	8,612	92,278
Credit contracts	-	49	-	-	-	49
Total derivative instruments
with notional amounts	$62,459	$68,201	$27,165	$15,604	$8,685	$182,114

(1)As of December 31, 2021, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 15, 2037.

(2)As of December 31, 2021, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

Cumulative Fair Value
Hedging Adjustment
Included in the
	Amortized Cost of the		Amortized Cost of the
	Hedged		Hedged
	Assets / (Liabilities)		Assets / (Liabilities)
	As of	As of	As of	As of
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$764	$824	$211	$271

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$42	$181	$119
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	11	(16)	73
Foreign currency contracts	130	93	108
Change in foreign currency exchange rate adjustment	152	(174)	(52)
Change in DAC, VOBA, DSI and DFEL	7	(23)	(5)
Income tax benefit (expense)	(65)	26	(26)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	3	2	3
Foreign currency contracts (1)	48	56	35
Foreign currency contracts (2)	(2)	6	9
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(7)	(2)
Income tax benefit (expense)	(10)	(12)	(9)
Balance as of end-of-year	$240	$42	$181

(1)The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

(2)The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2021
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$89	$5,844	$8,039
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	(60)	-
Derivatives designated as hedging instruments	-	60	-
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	(2)	48	-
Non-Qualifying Hedges
Interest rate contracts	(957)	-	-
Foreign currency contracts	(1)	-	-
Equity market contracts	3,355	-	-
Credit contracts	(1)	-	-
Embedded derivatives:
GLB	3	-	-
Reinsurance related	280	-	-
Indexed annuity and IUL contracts	(2,622)	-	-

	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2020
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$(526)	$5,264	$8,050
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	69	-
Derivatives designated as hedging instruments	-	(69)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	2	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	6	56	-
Non-Qualifying Hedges
Interest rate contracts	1,287	-	-
Foreign currency contracts	(3)	-	-
Equity market contracts	971	-	-
Credit contracts	(6)	-	-
Embedded derivatives:
GLB	1	-	-
Reinsurance related	(241)	-	-
Indexed annuity and IUL contracts	(471)	-	-

Gain (Loss) Recognized in Income

	For the Year Ended December 31, 2019
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$(828)	$4,962	$7,585
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	63	-
Derivatives designated as hedging instruments	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	9	35	-
Non-Qualifying Hedges
Interest rate contracts	982	-	-
Foreign currency contracts	(1)	-	-
Equity market contracts	(137)	-	-
Credit contracts	-	-	-
Embedded derivatives:
GLB	1	-	-
Reinsurance related	(626)	-	-
Indexed annuity and IUL contracts	(742)	-	-

As of December 31, 2021, $79 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2021 and 2020, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2021, we did not have any exposure related to CDSs for which we are the seller.

Information related to our CDSs for which we are the seller (dollars in millions) was as follows:

As of December 31, 2020
Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout

Basket CDSs	12/20/2025	(3)	(4)	BBB+	1	$1	$51

(1)Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2)Broker quotes are used to determine the market value of our CDSs.

(3)CDSs were entered into in order to hedge the liability exposure on certain variable annuity products.

(4)Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our CDSs for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2021	2020
Maximum potential payout	$-	$51
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$-	$51

Certain of our CDS agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2021, the NPR adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2021 or 2020.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2021		As of December 31, 2020
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$2,346	$-	$1,232	$(7)
A+	2,762	(44)	1,112	(175)
A	456	-	53	-
A-	-	-	572	-
	$5,564	$(44)	$2,969	$(182)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2021
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$7,938	$2,547	$10,485
Gross amounts offset	(2,241)	-	(2,241)
Net amount of assets (1)	5,697	2,547	8,244
Gross amounts not offset:
Cash collateral	(5,564)	-	(5,564)
Non-cash collateral	(133)	-	(133)
Net amount	$-	$2,547	$2,547

Financial Liabilities
Gross amount of recognized liabilities	$349	$8,724	$9,073
Gross amounts offset	(68)	-	(68)
Net amount of liabilities	281	8,724	9,005
Gross amounts not offset:
Cash collateral	(44)	-	(44)
Non-cash collateral	-	-	-
Net amount	$237	$8,724	$8,961

(1)Includes deferred premiums of $260 million reported in other assets on our Consolidated Balance Sheets.

	As of December 31, 2020
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$4,978	$1,082	$6,060
Gross amounts offset	(1,869)	-	(1,869)
Net amount of assets	3,109	1,082	4,191
Gross amounts not offset:
Cash collateral	(2,969)	-	(2,969)
Non-cash collateral	(56)	-	(56)
Net amount	$84	$1,082	$1,166

Financial Liabilities
Gross amount of recognized liabilities	$902	$4,665	$5,567
Gross amounts offset	(330)	-	(330)
Net amount of liabilities	572	4,665	5,237
Gross amounts not offset:
Cash collateral	(182)	-	(182)
Non-cash collateral	-	-	-
Net amount	$390	$4,665	$5,055

6. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Current	$20	$(59)	$175
Deferred	273	3	(212)
Federal income tax expense (benefit)	$293	$(56)	$(37)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Income (loss) before taxes	$1,922	$535	$577
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	404	112	121
Effect of:
Tax-preferred investment income (1)	(88)	(98)	(99)
Tax credits	(26)	(39)	(40)
Excess tax benefits from stock-based compensation	-	2	(6)
Tax impact associated with the Tax Cuts and Jobs Act (2)	-	(37)	(16)
Other items	3	4	3
Federal income tax expense (benefit)	$293	$(56)	$(37)
Effective tax rate	15%	-10%	-6%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

(2)In 2019, we recognized a $16 million tax benefit from the impact of the reduced corporate tax rate under the Tax Cuts and Jobs Act (the “Tax Act”) on our election to revalue policyholder tax reserves. In 2020, we recognized a $37 million tax benefit attributable to the carry back of a 2020 net operating loss under the provisions of the Coronavirus Aid, Relief, and Economic Security Act, which provides for a five-year carryback period.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2021	2020
Current	$382	$381
Deferred	(3,022)	(3,422)
Total federal income tax asset (liability)	$(2,640)	$(3,041)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2021	2020
Deferred Tax Assets
Future contract benefits and other contract holder funds	$3,381	$2,262
Reinsurance related embedded derivative asset	121	113
Compensation and benefit plans	180	163
Intangibles	25	27
Net operating losses	292	218
Other	103	5
Total deferred tax assets	$4,102	$2,788
Deferred Tax Liabilities
DAC	$433	$418
VOBA	147	165
Net unrealized gain on fixed maturity AFS securities	2,754	3,836
Net unrealized gain on trading securities	64	88
Investment activity	3,423	1,299
Other	303	404
Total deferred tax liabilities	$7,124	$6,210
Net deferred tax asset (liability)	$(3,022)	$(3,422)

As of December 31, 2021, we have $1.4 billion of net operating losses to carry forward to future years. The net operating losses arose in tax years 2018 and 2021, and under the Tax Act changes, have an unlimited carryforward period. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2018. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2022. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2021	2020
Balance as of beginning-of-year	$43	$41
Increases for prior year tax positions	2	2
Balance as of end-of-year	$45	$43

As of December 31, 2021 and 2020, $45 million and $43 million, respectively, of our unrecognized tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits associated with separate account dividends-received deduction and tax credits will decrease by $8 million by the end of 2022, upon the completion of the examination of our refund claims for 2014 and 2015.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2021, 2020 and 2019, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2021 and 2020.

7. DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$5,590	$7,418	$9,509
Cumulative effect from adoption of new accounting
standard	-	5	-
Business acquired (sold) through reinsurance	(362)	(26)	-
Business recaptured through reinsurance	-	-	59
Deferrals	1,364	1,427	1,900
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(980)	(811)	(922)
Unlocking	(558)	(211)	(471)
Adjustment related to realized (gains) losses	(45)	(35)	(43)
Adjustment related to unrealized (gains) losses	792	(2,177)	(2,614)
Balance as of end-of-year	$5,801	$5,590	$7,418

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$234	$327	$799
Business acquired (sold) through reinsurance	(288)	-	-
Deferrals	-	3	6
Amortization:
Amortization, excluding unlocking	(91)	(107)	(115)
Unlocking	(8)	(201)	143
Accretion of interest (1)	35	44	45
Adjustment related to realized (gains) losses	(3)	-	(1)
Adjustment related to unrealized (gains) losses	305	168	(550)
Balance as of end-of-year	$184	$234	$327

(1)The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2021, was as follows:

2022	$45
2023	44
2024	42
2025	40
2026	37

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$259	$281	$298
Deferrals	5	7	26
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(25)	(20)	(28)
Unlocking	-	(1)	(3)
Adjustment related to realized (gains) losses	(2)	(2)	(2)
Adjustment related to unrealized (gains) losses	8	(6)	(10)
Balance as of end-of-year	$245	$259	$281

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$396	$646	$2,763
Cumulative effect from adoption of new accounting
standard	-	4	-
Business acquired (sold) through reinsurance	(290)	-	-
Business recaptured through reinsurance	-	-	5
Deferrals	1,014	1,002	1,092
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(593)	(529)	(533)
Unlocking	(387)	(275)	(426)
Adjustment related to realized (gains) losses	(22)	16	(11)
Adjustment related to unrealized (gains) losses	281	(468)	(2,244)
Balance as of end-of-year	$399	$396	$646

8. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2021	2020	2019
Direct insurance premiums and fee income	$14,010	$13,159	$13,347
Reinsurance assumed	97	101	97
Reinsurance ceded	(2,136)	(2,018)	(1,920)
Total insurance premiums and fee income	$11,971	$11,242	$11,524

Direct insurance benefits	$10,578	$10,497	$9,482
Reinsurance recoveries netted against benefits	(2,539)	(2,447)	(1,897)
Total benefits	$8,039	$8,050	$7,585

We and LLANY cede insurance to other companies. The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2021, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 20% of the mortality risk on newly issued life insurance contracts in 2021.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.

The amounts recoverable from reinsurers were $22.8 billion and $18.8 billion as of December 31, 2021 and 2020, respectively. Protective represents our largest reinsurance exposure following the sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston in 2018, which resulted in amounts recoverable from Protective of $10.7 billion and $11.3 billion as of December 31, 2021 and 2020, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $14.0 billion and $15.2 billion as of December 31, 2021 and 2020, respectively.

Effective October 1, 2021, we entered into a reinsurance agreement with Resolution Life to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.7 billion as of December 31, 2021. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $4.1 billion as of December 31, 2021. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Resolution Life and amortized $10 million of the gain during 2021.

Some portions of our annuity business have been reinsured on a modified coinsurance basis with other companies. In a modified coinsurance agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk.

Effective October 1, 2018, we entered into one such modified coinsurance agreement with Athene to reinsure fixed annuity products, which resulted in a deposit asset of $5.0 billion and $5.8 billion as of December 31, 2021 and 2020, respectively, within other assets on our Consolidated Balance Sheets.

We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of	As of
	December 31,	December 31,
	2021	2020
Fixed maturity AFS securities	$744	$1,531
Trading securities	3,399	3,357
Equity securities	54	17
Mortgage loans on real estate	739	832
Derivative investments	93	103
Other investments	227	167
Cash and invested cash	110	92
Accrued investment income	33	42
Other assets	5	3
Total	$5,404	$6,144

The portfolio was supported by $157 million of over-collateralization and a $146 million letter of credit as of December 31, 2021. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $26 million, $29 million and $30 million of the gain during 2021, 2020 and 2019, respectively.

See “Realized Gain (Loss)” in Note 15 for information on reinsurance related embedded derivatives.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.1 billion and $1.2 billion as of December 31, 2021 and 2020, respectively. Swiss Re has funded a trust, with a balance of $1.0 billion and $1.2 billion as of December 31, 2021 and 2020, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2021, included $143 million and $31 million, respectively, related to the business sold to Swiss Re.

The amounts recoverable from LNBAR were $2.9 billion and $2.7 billion as of December 31, 2021 and 2020, respectively. LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $3.0 billion and $3.2 billion as of December 31, 2021 and 2020, respectively.

Credit Losses on Reinsurance Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $188 million and $190 million as of December 31, 2021 and 2020, respectively.

9. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2021
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	684	-	-	-	684
Total goodwill	$3,930	$(2,152)	$-	$-	$1,778

	For the Year Ended December 31, 2020
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	684	-	-	-	684
Total goodwill	$3,930	$(2,152)	$-	$-	$1,778

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2021 and 2020, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2021		As of December 31, 2020
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	63	100	59
Group Protection:
VOCRA	576	85	576	55
VODA	31	7	31	5
Insurance licenses (1)	3	-	3	-
Total	$715	$155	$715	$119

(1)No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2021, was as follows:

2022	$37
2023	37
2024	37
2025	37
2026	37
Thereafter	367

10. Guaranteed Benefit Features

The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value. Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2021 (1)	2020 (1)
Return of Net Deposits
Total account value	$117,503	$109,856
Net amount at risk (2)	84	72
Average attained age of contract holders	67 years	66 years

Minimum Return
Total account value	$102	$100
Net amount at risk (2)	11	12
Average attained age of contract holders	79 years	78 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$28,788	$27,650
Net amount at risk (2)	400	390
Average attained age of contract holders	73 years	72 years

(1)Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$121	$117	$161
Changes in reserves	31	30	(24)
Benefits paid	(20)	(26)	(20)
Balance as of end-of-year	$132	$121	$117

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2021	2020
Asset Type
Domestic equity	$77,290	$70,362
International equity	21,223	20,855
Fixed income	45,231	43,521
Total	$143,744	$134,738

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment. Reserves on UL and VUL products with secondary guarantees represented 37% of total life insurance in-force reserves as of December 31, 2021 and 2020.

11. Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets. Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$5,934	$5,552	$5,335
Reinsurance recoverable	151	152	143
Net balance as of beginning-of-year	5,783	5,400	5,192
Incurred related to:
Current year	4,026	3,517	3,193
Prior years:
Interest	141	148	151
All other incurred (1)	(271)	(209)	(308)
Total incurred	3,896	3,456	3,036
Paid related to:
Current year	(2,074)	(1,707)	(1,518)
Prior years	(1,472)	(1,366)	(1,310)
Total paid	(3,546)	(3,073)	(2,828)
Net balance as of end-of-year	6,133	5,783	5,400
Reinsurance recoverable	147	151	152
Balance as of end-of-year	$6,280	$5,934	$5,552

(1)All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods. As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates. Long-term disability reserves are discounted using rates ranging from 2.5% to 5.0% that vary by year of claim incurral.

12. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2021	2020
Short-Term Debt
Short-term debt (1)	$1,084	$497

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	593	611
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	194	254
4.225% surplus note, due 2037	28	28
4.00% surplus note, due 2037	30	30
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,334	$2,412

(1)The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2021, were as follows:

2022	$-
2023	-
2024	50
2025	-
2026	-
Thereafter	2,284
Total	$2,334

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2021, was $593 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC. The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps. On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest. The outstanding principal amount as of December 31, 2021, was $194 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On March 31, 2020, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.00%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), (in millions) were as follows:

		As of December 31, 2021
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	June 19, 2026	$2,500	$10
LOC facility (1)	August 26, 2031	983	926
LOC facility (1)	October 1, 2031	920	920
Total		$4,403	$1,856

(1)Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

During June 2021, LNC entered into an amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving credit facility agreement. The amended credit facility, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.5 billion and has a commitment termination date of June 19, 2026. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The amended credit facility agreement contains:

●Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

●Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $10.0 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries in accordance with the terms of the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;

●A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and

●Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the amended credit facility agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2021, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2021, we were in compliance with all such covenants.

13. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2021.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2021, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $120 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for several of these matters. Although a loss is believed to be reasonably possible for these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on our consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Reinsurance Disputes

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. We are disputing the requested rate increases under these agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have initiated, and may in the future initiate, legal proceedings against us. We believe it is unlikely the outcome of these disputes would have a material impact on our consolidated financial statements. For more information about reinsurance, see Note 8.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety. In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. Lincoln Life & Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016. Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result. Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf. On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case. In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the defense of this case. On September 30, 2020, the court denied plaintiff’s motion for summary judgment and granted in part Voya’s motion for summary judgment. On October 22, 2021, the parties informed the presiding judge that they have reached a settlement of the action, subject to court approval. On January 19, 2022, plaintiffs filed a renewed motion for preliminary approval of the class action settlement. The settlement, subject to final approval by the court, consists of $92.5 million in pre-tax cash and a five-year cost of insurance rate freeze, among other terms. On February 3, 2022, the court preliminarily approved the class action settlement and set a final fairness hearing for June 9, 2022.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017. Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018. Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. Plaintiffs seek to represent classes of policyholders and seek damages on their behalf. We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017. We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies. Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.” Plaintiff seeks damages on behalf of the policyholder class and sub-class. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. On July 28, 2021, plaintiff filed a notice of appeal with respect to this ruling.

Commitments

Leases

As of December 31, 2021 and 2020, we had operating lease ROU assets of $134 million and $162 million, respectively, and associated lease liabilities of $140 million and $170 million, respectively. The weighted-average discount rate was 2.5% and 3.1%, respectively, and the remaining lease term was five years and six years, respectively, as of December 31, 2021 and 2020. Operating lease expense for the years ended December 31, 2021, 2020 and 2019, was $41 million, $42 million and $46 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2021 and 2020, we had finance lease assets of $37 million and $75 million, respectively, and associated finance lease liabilities of $175 million and $234 million, respectively. The accumulated amortization associated with the finance lease assets was $436 million and $398 million as of December 31, 2021 and 2020, respectively. These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives. The weighted-average discount rate was 1.4% and 2.2%, respectively, and the remaining lease term was one year and two years, respectively, as of December 31, 2021 and 2020.

Finance lease expense (in millions) was as follows:

	For the Years Ended
	December 31,
	2021	2020	2019
Amortization of finance lease assets (1)	$38	$53	$67
Interest on finance lease liabilities (2)	3	6	13
Total	$41	$59	$80

(1)Amortization of finance lease assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

(2)Interest on finance lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

	For the Years Ended
	December 31,
	2021	2020	2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$40	$43	$47
Financing cash flows from finance leases	62	53	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$8	$10	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2021, were as follows:

	Operating	Finance
	Leases	Leases
2022	$37	$72
2023	33	79
2024	27	17
2025	23	7
2026	21	4
Thereafter	27	-
Total future minimum lease payments	168	179
Less: Amount representing interest	28	4
Present value of minimum lease payments	$140	$175

As of December 31, 2021, we had one lease that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2021 and 2020, we had $375 million and $216 million, respectively, of financing obligations reported within other liabilities on our Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2021, were as follows:

2022	$8
2023	26
2024	80
2025	114
2026	165
Thereafter	4
Total future minimum lease payments	397
Less: Amount representing interest	22
Present value of minimum lease payments	$375

Vulnerability from Concentrations

As of December 31, 2021, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 4 and 8, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(7) million and $(9) million as of December 31, 2021 and 2020, respectively.

14. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other
Investments
Balance as of beginning-of-year	$8,993	$5,637	$536
Cumulative effect from adoption of new accounting standards	-	40	-
Unrealized holding gains (losses) arising during the year	(5,109)	7,585	8,856
Change in foreign currency exchange rate adjustment	(146)	180	46
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,818	(3,559)	(2,460)
Income tax benefit (expense)	733	(901)	(1,370)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(10)	(52)	(26)
Associated amortization of DAC, VOBA, DSI and DFEL	(23)	38	(11)
Income tax benefit (expense)	7	3	8
Balance as of end-of-year	$6,315	$8,993	$5,637
Unrealized OTTI on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$-	$40	$29
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	-	(40)	-
Gross OTTI recognized in OCI during the year	-	-	(14)
Change in DAC, VOBA, DSI and DFEL	-	-	1
Income tax benefit (expense)	-	-	3
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	-	-	30
Change in DAC, VOBA, DSI and DFEL	-	-	(2)
Income tax benefit (expense)	-	-	(7)
Balance as of end-of-year	$-	$-	$40
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$42	$181	$119
Unrealized holding gains (losses) arising during the year	141	77	181
Change in foreign currency exchange rate adjustment	152	(174)	(52)
Change in DAC, VOBA, DSI and DFEL	7	(23)	(5)
Income tax benefit (expense)	(65)	26	(26)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	49	64	47
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(7)	(2)
Income tax benefit (expense)	(10)	(12)	(9)
Balance as of end-of-year	$240	$42	$181
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(14)	$(22)	$(25)
Adjustment arising during the year	4	10	4
Income tax benefit (expense)	(1)	(2)	(1)
Balance as of end-of-year	$(11)	$(14)	$(22)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Gross reclassification	$(10)	$(52)	$(26)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(23)	38	(11)	Realized gain (loss)
Reclassification before income
tax benefit (expense)	(33)	(14)	(37)	Income (loss) before taxes
Income tax benefit (expense)	7	3	8	Federal income tax expense (benefit)
Reclassification, net of income tax	$(26)	$(11)	$(29)	Net income (loss)

Unrealized OTTI on Fixed Maturity AFS Securities
Gross reclassification	$-	$-	$4	Realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Realized gain (loss)
Reclassification before income
tax benefit (expense)	-	-	4	Income (loss) before taxes
Income tax benefit (expense)	-	-	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$-	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$3	$2	$3	Net investment income
Foreign currency contracts	48	56	35	Net investment income
Foreign currency contracts	(2)	6	9	Realized gain (loss)
Total gross reclassifications	49	64	47
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(7)	(2)	Commissions and other expenses
Reclassifications before income
tax benefit (expense)	47	57	45	Income (loss) before taxes
Income tax benefit (expense)	(10)	(12)	(9)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$37	$45	$36	Net income (loss)

15. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Fixed maturity AFS securities:
Gross gains	$18	$26	$44
Gross losses	(28)	(78)	(70)
Credit loss benefit (expense) (1)	(11)	(25)	-
Gross OTTI	-	-	(15)
Realized gain (loss) on equity securities (2)	40	8	(4)
Credit loss benefit (expense) on mortgage loans on real estate	111	(117)	(2)
Credit loss benefit (expense) on reinsurance related assets	2	-	-
Other gain (loss) on investments	-	(7)	(9)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(25)	31	(13)
Total realized gain (loss) related to certain financial assets	107	(162)	(69)
Realized gain (loss) on the mark-to-market on certain instruments (3)(4)	173	(142)	(426)
Indexed annuity and IUL contracts net derivative results: (5)
Gross gain (loss)	30	38	(80)
Associated amortization of DAC, VOBA, DSI and DFEL	4	(26)	2
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(192)	(205)	(223)
Associated amortization of DAC, VOBA, DSI and DFEL	(33)	(29)	(32)
Total realized gain (loss)	$89	$(526)	$(828)

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.

(2)Includes market adjustments on equity securities still held of $43 million, $8 million and $(4) million for the years ended December 31, 2021, 2020 and 2019, respectively.

(3)Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts, net derivative results), reinsurance related embedded derivatives, mortgage loans on real estate accounted for under the fair value option and trading securities. See Notes 1 and 8 for information regarding modified coinsurance.

(4)Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $3 million and $(24) million for the years ended December 31, 2021 and 2020, respectively.

(5)Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

16. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Commissions	$2,225	$2,193	$2,566
General and administrative expenses	2,187	2,014	2,152
Expenses associated with reserve financing and LOCs	57	55	52
DAC and VOBA deferrals and interest, net of amortization	238	(144)	(586)
Broker-dealer expenses	441	378	372
Specifically identifiable intangible asset amortization	37	37	26
Taxes, licenses and fees	347	336	353
Transaction and integration costs related to mergers, acquisitions and divestitures	14	20	130
Total	$5,546	$4,889	$5,065

17. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions for the years ended December 31, 2021 and 2020. We do not expect to be required to make any contributions to these pension plans in 2022. We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents. Total net periodic cost (recovery) for these plans was $1 million, $4 million and $6 million during 2021, 2020 and 2019, respectively, which was reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). In 2022, we expect the plans to make benefit payments of approximately $11 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2021	2020	2021	2020

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$108	$115	$8	$8
Projected benefit obligation	107	116	9	10
Funded status	$1	$(1)	$(1)	$(2)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$4	$-	$-	$-
Other liabilities	(3)	(1)	(1)	(2)
Net amount recognized	$1	$(1)	$(1)	$(2)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	3.07%	2.95%	3.10%	2.96%
Net periodic benefit cost:
Weighted-average discount rate	2.95%	3.50%	2.96%	3.50%
Expected return on plan assets	4.25%	4.25%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2021, and projected benefit obligation cash flows. The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation. We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2021	2020

Fixed maturity securities:
Corporate bonds	$49	$12
U.S. government bonds	20	67
CMBS	2	-
Common stock	32	-
Cash and invested cash	5	36
Other investments	8	8
Total	$116	$123

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits. We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. Our expense (benefit) for these plans was $(28) million, $(9) million and $10 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $104 million, $97 million and $101 million, for the years ended December 31, 2021, 2020 and 2019, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $18 million, $35 million and $22 million for the years ended December 31, 2021, 2020 and 2019, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2021	2020
Total liabilities (1)	$755	$673
Investments dedicated to fund liabilities (2)	254	229

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

18. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Stock options	$8	$9	$8
Performance shares	17	5	16
RSUs	33	34	35
Total	$58	$48	$59

Recognized tax benefit	$12	$10	$12

19. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2021	2020
U.S. capital and surplus	$8,647	$8,783

	For the Years Ended December 31,
	2021	2020	2019
U.S. net gain (loss) from operations, after-tax	$(1,285)	$(247)	$379
U.S. net income (loss)	(569)	53	359
U.S. dividends to LNC holding company	1,910	660	600

Comparison of 2021 to 2020

Statutory net income (loss) decreased due primarily to the fourth quarter 2021 reinsurance agreement with Resolution Life (see Note 8 for more information) and unfavorable reserve strain on certain products, partially offset by favorable equity markets. U.S. dividends to LNC holding company included an extraordinary dividend from LNL of $900 million related to proceeds received from the fourth quarter 2021 reinsurance agreement with Resolution Life.

Comparison of 2020 to 2019

Statutory net income (loss) decreased due primarily to increases in benefits and unfavorable reserve strain on certain products, partially offset by favorable equity markets.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity contracts that may be more conservative than those required by NAIC SAP.  The statutory permitted practice allows accounting for certain call option derivative assets at amortized cost and allows determining certain indexed annuity and indexed life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2021 and 2020. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2021 and 2020. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2021 and 2020. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2021	2020
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$6	$14
Conservative valuation rate on certain annuities	(40)	(44)
Calculation of reserves using continuous CARVM	-	(1)
Conservative Reg 213 reserves on VA contracts	(27)	-
State Permitted Practice
Derivative instruments and equity indexed reserves	(113)	(100)
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	1,847	1,897
LLC notes and variable value surplus notes	1,616	1,640
Excess of loss reinsurance agreements	493	452

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2021, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $840 million in 2022 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2021		As of December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$117,511	$117,511	$121,111	$121,111
Trading securities	4,427	4,427	4,442	4,442
Equity securities	314	314	127	127
Mortgage loans on real estate	17,893	18,599	16,681	18,129
Derivative investments (1)	5,437	5,437	3,109	3,109
Other investments	3,439	3,439	3,015	3,015
Cash and invested cash	2,331	2,331	1,462	1,462
Other assets:
GLB direct embedded derivatives	1,963	1,963	450	450
GLB ceded embedded derivatives	56	56	82	82
Indexed annuity ceded embedded derivatives	528	528	550	550
LPR ceded derivative	318	318	-	-
Separate account assets	182,583	182,583	167,965	167,965

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(6,131)	(6,131)	(3,594)	(3,594)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,788)	(1,788)	(1,854)	(1,854)
Account values of certain investment contracts	(41,164)	(47,828)	(40,917)	(49,709)
Short-term debt	(1,084)	(1,084)	(497)	(497)
Long-term debt	(2,334)	(2,675)	(2,412)	(2,834)
Reinsurance related embedded derivatives	(578)	(578)	(540)	(540)
Other liabilities:
Derivative liabilities (1)	(249)	(249)	(353)	(353)
GLB ceded embedded derivatives	(2,015)	(2,015)	(531)	(531)

(1)We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting. The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2021 and 2020, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on our Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on our Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are categorized as Level 3 within the fair value hierarchy.

The fair value and aggregate contractual principal for mortgage loans on real estate where the fair value option was elected (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2021	2020
Fair value	$739	$832
Aggregate contractual principal	742	839

As of December 31, 2021 and 2020, no loans for which the fair value option was elected were in non-accrual status, and none were more than 90 days past due and still accruing interest.

Financial Instruments Carried at Fair Value

Short-Term Investments

Short-term investments consist of securities with original maturities of one year or less, but greater than three months, and are included in other investments on our Consolidated Balance Sheets. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2021 or 2020.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2021
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$88,622	$8,801	$97,423
U.S. government bonds	395	5	-	400
State and municipal bonds	-	6,377	-	6,377
Foreign government bonds	-	382	41	423
RMBS	-	2,302	3	2,305
CMBS	-	1,590	-	1,590
ABS	-	7,636	870	8,506
Hybrid and redeemable preferred securities	53	344	90	487
Trading securities	32	3,567	828	4,427
Equity securities	7	216	91	314
Mortgage loans on real estate	-	-	739	739
Derivative investments (1)	-	7,597	149	7,746
Other investments – short-term investments	-	114	-	114
Cash and invested cash	-	2,331	-	2,331
Other assets:
GLB direct embedded derivatives	-	-	1,963	1,963
GLB ceded embedded derivatives	-	-	56	56
Indexed annuity ceded embedded derivatives	-	-	528	528
LPR ceded derivative	-	-	318	318
Separate account assets	646	181,929	-	182,575
Total assets	$1,133	$303,012	$14,477	$318,622

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(6,131)	$(6,131)
Reinsurance related embedded derivatives	-	(578)	-	(578)
Other liabilities:
Derivative liabilities (1)	-	(2,430)	(128)	(2,558)
GLB ceded embedded derivatives	-	-	(2,015)	(2,015)
Total liabilities	$-	$(3,008)	$(8,274)	$(11,282)

	As of December 31, 2020
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$93,663	$7,761	$101,424
U.S. government bonds	438	6	5	449
State and municipal bonds	-	6,662	-	6,662
Foreign government bonds	-	391	74	465
RMBS	-	2,836	2	2,838
CMBS	-	1,494	1	1,495
ABS	-	6,608	570	7,178
Hybrid and redeemable preferred securities	53	444	103	600
Trading securities	5	3,794	643	4,442
Equity securities	22	48	57	127
Mortgage loans on real estate	-	-	832	832
Derivative investments (1)	-	1,733	3,575	5,308
Cash and invested cash	-	1,462	-	1,462
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	82	82
Indexed annuity ceded embedded derivatives	-	-	550	550
Separate account assets	606	167,351	-	167,957
Total assets	$1,124	$286,492	$14,705	$302,321

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(3,594)	$(3,594)
Reinsurance related embedded derivatives	-	(540)	-	(540)
Other liabilities:
Derivative liabilities (1)	-	(519)	(2,033)	(2,552)
GLB ceded embedded derivatives	-	-	(531)	(531)
Total liabilities	$-	$(1,059)	$(6,158)	$(7,217)

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2021
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$7,761	$3	$(182)	$1,189	$30	$8,801
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	74	-	(11)	80	(102)	41
RMBS	2	-	-	2	(1)	3
CMBS	1	(1)	-	8	(8)	-
ABS	570	1	(9)	602	(294)	870
Hybrid and redeemable preferred
securities	103	-	25	(38)	-	90
Trading securities	643	(3)	-	210	(22)	828
Equity securities	57	38	-	(4)	-	91
Mortgage loans on real estate	832	11	5	(109)	-	739
Derivative investments	1,542	1,255	(3)	(139)	(2,634)	21
Other assets:
GLB direct embedded derivatives (3)	450	1,513	-	-	-	1,963
GLB ceded embedded derivatives (3)	82	(26)	-	-	-	56
Indexed annuity ceded embedded derivatives (3)	550	87	-	(109)	-	528
LPR ceded derivative (4)	-	-	-	-	318	318
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(3,594)	(2,709)	-	172	-	(6,131)
Other liabilities – GLB ceded embedded
derivatives (3)	(531)	(1,484)	-	-	-	(2,015)
Total, net	$8,547	$(1,315)	$(175)	$1,859	$(2,713)	$6,203

	For the Year Ended December 31, 2020
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,978	$(7)	$281	$435	$74	$7,761
U.S. government bonds	5	-	-	-	-	5
Foreign government bonds	90	-	3	(19)	-	74
RMBS	11	-	-	-	(9)	2
CMBS	1	-	-	-	-	1
ABS	268	-	10	495	(203)	570
Hybrid and redeemable preferred
securities	78	-	(2)	9	18	103
Trading securities	666	10	-	(32)	(1)	643
Equity securities	30	4	-	18	5	57
Mortgage loans on real estate	-	(1)	(10)	56	787	832
Derivative investments	868	986	267	(363)	(216)	1,542
Other assets: (3)
GLB direct embedded derivatives	450	-	-	-	-	450
GLB ceded embedded derivatives	60	22	-	-	-	82
Indexed annuity ceded embedded derivatives	927	538	-	(915)	-	550
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2,585)	(1,009)	-	-	-	(3,594)
Other liabilities – GLB ceded embedded
derivatives (3)	(510)	(21)	-	-	-	(531)
Total, net	$7,337	$522	$549	$(316)	$455	$8,547

	For the Year Ended December 31, 2019
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable preferred
securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (3)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (3)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).

(2)Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(3)Gains (losses) from the changes in fair value are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(4)Gains (losses) from the changes in fair value are included in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,861	$(110)	$(109)	$(423)	$(30)	$1,189
U.S. government bonds	-	-	(5)	-	-	(5)
Foreign government bonds	80	-	-	-	-	80
RMBS	2	-	-	-	-	2
CMBS	8	-	-	-	-	8
ABS	835	-	-	(233)	-	602
Hybrid and redeemable preferred
securities	12	(20)	-	-	(30)	(38)
Trading securities	383	(25)	-	(148)	-	210
Equity securities	6	(10)	-	-	-	(4)
Mortgage loans on real estate	96	(101)	(26)	(78)	-	(109)
Derivative investments	174	(124)	(189)	-	-	(139)
Other assets – indexed annuity ceded
embedded derivatives	55	-	-	(164)	-	(109)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(400)	-	-	572	-	172
Total, net	$3,112	$(390)	$(329)	$(474)	$(60)	$1,859

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,123	$(318)	$(43)	$(195)	$(132)	$435
Foreign government bonds	-	-	(19)	-	-	(19)
ABS	571	-	-	(76)	-	495
Hybrid and redeemable preferred
securities	13	(4)	-	-	-	9
Trading securities	300	(126)	(40)	(166)	-	(32)
Equity securities	20	(2)	-	-	-	18
Mortgage loans on real estate	71	(15)	-	-	-	56
Derivative investments	520	(412)	(471)	-	-	(363)
Other assets – indexed annuity ceded
embedded derivatives	25	-	-	(940)	-	(915)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	284	-	-
Total, net	$2,359	$(877)	$(573)	$(1,093)	$(132)	$(316)

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-		17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Trading securities	$4	$-	$-
Equity securities	40	-	-
Mortgage loans on real estate	12	-	-
Derivative investments	1,051	536	168
Embedded derivatives:
Indexed annuity and IUL contracts	44	634	(97)
Other assets – GLB direct and ceded	2,311	671	1,015
Other liabilities – GLB ceded	(2,306)	(671)	(1,015)
Total, net (1)	$1,156	$1,170	$71

(1)Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended
	December 31,
	2021	2020
Fixed maturity AFS securities:
Corporate bonds	$(183)	$60
Foreign government bonds	(10)	4
ABS	(9)	5
Hybrid and redeemable preferred securities	26	(3)
Mortgage loans on real estate	4	-
Total, net	$(172)	$66

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

1
	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$164	$(134)	$30
Foreign government bonds	-	(102)	(102)
RMBS	-	(1)	(1)
CMBS	-	(8)	(8)
ABS	36	(330)	(294)
Trading securities	12	(34)	(22)
Derivative investments	24	(2,658)	(2,634)
Other assets – LPR ceded derivative	318	-	318
Total, net	$554	$(3,267)	$(2,713)

	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$290	$(216)	$74
RMBS	1	(10)	(9)
ABS	-	(203)	(203)
Hybrid and redeemable preferred securities	18	-	18
Trading securities	1	(2)	(1)
Equity securities	5	-	5
Mortgage loans on real estate	787	-	787
Derivative investments	-	(216)	(216)
Total, net	$1,102	$(647)	$455

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2021, 2020 and 2019, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. During 2021, transfers into and out of Level 3 included free-standing instruments for which we changed valuation techniques. This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party. The updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2021:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$3,736	Discounted cash flow	Liquidity/duration adjustment (2)	0.1%	-	4.9%	1.5%
Foreign government
bonds	41	Discounted cash flow	Liquidity/duration adjustment (2)	1.3%	-	8.0%	6.0%
Hybrid and redeemable
preferred securities	7	Discounted cash flow	Liquidity/duration adjustment (2)	1.7%	-	1.7%	1.7%
Equity securities	21	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	-	6.7%	6.1%
Other assets:
GLB direct and ceded
embedded derivatives	2,019	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.07%	-	1.27%	0.86%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.59%

Indexed annuity ceded
embedded derivatives	528	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)

LPR ceded derivative	318	Discounted cash flow	Long-term lapse rate (3)	0%	-	1.65%	(10)
			NPR (6)	0.07%	-	1.27%	0.84%
			Mortality rate (7)			(9)	(10)

Liabilities
Future contract benefits –
indexed annuity contracts
embedded derivatives	$(6,062)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities –
GLB ceded embedded
derivatives	(2,015)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.07%	-	1.27%	0.86%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.59%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.

(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.

(4)The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input for direct and ceded embedded derivatives was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption. The NPR input for LPR ceded derivative was weighted using a simple average.

(7)The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.

(8)The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

(10)A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

●Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.

●Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

●LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in an increase in the fair value measurement.

●GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

21. Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL and bank-owned UL and VUL products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan obligations; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; Spark and strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

●Realized gains and losses associated with the following (“excluded realized gain (loss)”):

◾Sales or disposals and impairments of financial assets;

◾Changes in the fair value of equity securities;

◾Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);

◾GLB rider fees ceded to LNBAR;

◾The net valuation premium of the GLB attributed rider fees; and

◾Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);

●Changes in reserves resulting from benefit ratio unlocking on our GLB riders (“benefit ratio unlocking”);

●Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

●Gains (losses) on modification or early extinguishment of debt;

●Losses from the impairment of intangible assets;

●Income (loss) from discontinued operations;

●Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; and

●Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

●Excluded realized gain (loss);

●Revenue adjustments from the initial adoption of new accounting standards;

●Amortization of DFEL arising from changes in GLB benefit ratio unlocking; and

●Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Revenues
Operating revenues:
Annuities	$4,566	$4,067	$4,240
Retirement Plan Services	1,308	1,197	1,186
Life Insurance	7,692	7,086	6,999
Group Protection	4,995	4,792	4,587
Other Operations	157	166	199
Excluded realized gain (loss), pre-tax	(117)	(742)	(1,019)
Total revenues	$18,601	$16,566	$16,192

	For the Years Ended December 31,
	2021	2020	2019
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,326	$1,125	$987
Retirement Plan Services	223	157	162
Life Insurance	540	(12)	267
Group Protection	(128)	42	237
Other Operations	(243)	(161)	(148)
Excluded realized gain (loss), after-tax	(93)	(586)	(804)
Benefit ratio unlocking, after-tax	15	4	-
Net impact from the Tax Cuts and Jobs Act	-	37	16
Transaction and integration costs related to mergers, acquisitions
and divestitures, after-tax	(11)	(15)	(103)
Net income (loss)	$1,629	$591	$614

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Net Investment Income
Annuities	$1,316	$1,192	$1,070
Retirement Plan Services	983	924	917
Life Insurance	3,056	2,689	2,494
Group Protection	365	329	306
Other Operations	124	130	175
Total net investment income	$5,844	$5,264	$4,962

	For the Years Ended December 31,
	2021	2020	2019
Amortization of DAC and VOBA, Net of Interest
Annuities	$436	$376	$427
Retirement Plan Services	31	28	25
Life Insurance	1,029	768	757
Group Protection	107	114	111
Total amortization of DAC and VOBA, net of interest	$1,603	$1,286	$1,320

	For the Years Ended December 31,
	2021	2020	2019
Federal Income Tax Expense (Benefit)
Annuities	$251	$187	$148
Retirement Plan Services	47	21	21
Life Insurance	123	(28)	50
Group Protection	(33)	11	63
Other Operations	(70)	(51)	(61)
Excluded realized gain (loss)	(25)	(155)	(215)
Benefit ratio unlocking	4	1	-
Net impact from the Tax Cuts and Jobs Act	-	(37)	(16)
Transaction and integration costs related to mergers,
acquisitions and divestitures	(4)	(5)	(27)
Total federal income tax expense (benefit)	$293	$(56)	$(37)

	As of December 31,
	2021	2020
Assets
Annuities	$200,827	$183,721
Retirement Plan Services	47,633	45,379
Life Insurance	106,973	102,806
Group Protection	10,522	10,201
Other Operations	26,060	26,212
Total assets	$392,015	$368,319

22. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Interest paid	$115	$127	$152
Income taxes paid (received)	29	78	245
Significant non-cash investing transactions:
Equity securities received in exchange of fixed maturity AFS securities	-	17	-
Significant non-cash financing transactions:
Net increase (decrease) in fixed maturity AFS securities and
accrued investment income in connection with reinsurance transactions	(3,066)	58	432
Decrease in other assets in connection with the expiration of a repurchase agreement	-	-	(150)

23. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2021	2020
Assets with affiliates:
Inter-company notes	$1,474	$1,514	Fixed maturity AFS securities
Ceded reinsurance contracts	(150)	(141)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	11	4	Accrued investment income
Ceded reinsurance contracts	2,867	2,701	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	529	221	Other assets
Cash management agreement	3,854	2,568	Other assets
Service agreement receivable	64	34	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	21	26	Future contract benefits
Assumed reinsurance contracts	364	387	Other contract holder funds
Ceded reinsurance contracts	(37)	(34)	Other contract holder funds
Inter-company short-term debt	1,084	497	Short-term debt
Inter-company long-term debt	2,334	2,412	Long-term debt
Ceded reinsurance contracts	368	145	Reinsurance related embedded derivatives
Ceded reinsurance contracts	4,971	5,233	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	2,124	(287)	Other liabilities
Accrued inter-company interest payable	4	4	Other liabilities
Service agreement payable	35	28	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(463)	$(439)	$(407)	Insurance premiums
Fees for management of general account	(138)	(140)	(133)	Net investment income
Net investment income on ceded funds withheld treaties	(113)	(119)	(139)	Net investment income
Net investment income on inter-company notes	29	40	53	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(1,301)	(30)	(305)	Realized gain (loss)
Other gains (losses)	94	(175)	(301)	Realized gain (loss)
Reinsurance related settlements	1,626	193	472	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts	3	3	(4)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	48	45	60	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(443)	(585)	(254)	Benefits
Ceded reinsurance contracts	-	(1)	(19)	Commissions and other
				expenses
Service agreement payments (receipts)	(29)	(17)	15	Commissions and other
				expenses
Interest expense on inter-company debt	107	116	130	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2021.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account values, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 8, we cede insurance contracts to LNBAR. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 5, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $1 million as of December 31, 2021 and 2020. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$15,296,592	$15,296,592	$15,296,592
AB VPS Growth and Income Portfolio - Class A	12,629,574	12,629,574	12,629,574
AB VPS International Value Portfolio - Class A	3,763,142	3,763,142	3,763,142
AB VPS Large Cap Growth Portfolio - Class A	6,297,973	6,297,973	6,297,973
AB VPS Small/Mid Cap Value Portfolio - Class A	39,188,846	39,188,846	39,188,846
American Century VP Balanced Fund - Class I	24,138,476	24,138,476	24,138,476
American Century VP Inflation Protection Fund - Class I	8,279,448	8,279,448	8,279,448
American Funds Global Growth Fund - Class 2	104,380,210	104,380,210	104,380,210
American Funds Global Small Capitalization Fund - Class 2	45,369,148	45,369,148	45,369,148
American Funds Growth Fund - Class 2	287,604,509	287,604,509	287,604,509
American Funds Growth-Income Fund - Class 2	281,326,171	281,326,171	281,326,171
American Funds International Fund - Class 2	116,512,521	116,512,521	116,512,521
BlackRock Global Allocation V.I. Fund - Class I	145,629,444	145,629,444	145,629,444
ClearBridge Variable Mid Cap Portfolio - Class I	20,478,871	20,478,871	20,478,871
Delaware VIP® Emerging Markets Series - Standard Class	88,177,642	88,177,642	88,177,642
Delaware VIP® Small Cap Value Series - Standard Class	63,397,633	63,397,633	63,397,633
DWS Alternative Asset Allocation VIP Portfolio - Class A	9,240,645	9,240,645	9,240,645
DWS Equity 500 Index VIP Portfolio - Class A	90,850,582	90,850,582	90,850,582
DWS Small Cap Index VIP Portfolio - Class A	9,942,922	9,942,922	9,942,922
Fidelity® VIP Asset Manager Portfolio - Initial Class	653,457	653,457	653,457
Fidelity® VIP Contrafund® Portfolio - Service Class	164,118,695	164,118,695	164,118,695
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,752,227	2,752,227	2,752,227
Fidelity® VIP Equity-Income Portfolio - Service Class	2,949,408	2,949,408	2,949,408
Fidelity® VIP Growth Opportunities Portfolio - Service Class	7,278,340	7,278,340	7,278,340
Fidelity® VIP Growth Portfolio - Service Class	84,492,674	84,492,674	84,492,674
Fidelity® VIP High Income Portfolio - Service Class	2,360,139	2,360,139	2,360,139
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,470,177	1,470,177	1,470,177
Fidelity® VIP Mid Cap Portfolio - Service Class	75,910,828	75,910,828	75,910,828
Fidelity® VIP Overseas Portfolio - Service Class	6,038,741	6,038,741	6,038,741
Franklin Income VIP Fund - Class 1	48,740,751	48,740,751	48,740,751
Franklin Mutual Shares VIP Fund - Class 1	23,811,004	23,811,004	23,811,004
Franklin Small-Mid Cap Growth VIP Fund - Class 1	8,719,134	8,719,134	8,719,134
Invesco V.I. American Franchise Fund - Series I Shares	18,301,368	18,301,368	18,301,368
Invesco V.I. Core Equity Fund - Series I Shares	17,957,576	17,957,576	17,957,576
Invesco V.I. Core Plus Bond Fund - Series I Shares	756,322	756,322	756,322
Invesco V.I. International Growth Fund - Series I Shares	20,732,052	20,732,052	20,732,052
Janus Henderson Balanced Portfolio - Institutional Shares	13,471,298	13,471,298	13,471,298
Janus Henderson Balanced Portfolio - Service Shares	4,626,438	4,626,438	4,626,438
Janus Henderson Enterprise Portfolio - Service Shares	4,058,925	4,058,925	4,058,925
Janus Henderson Global Research Portfolio - Institutional Shares	15,475,080	15,475,080	15,475,080
Janus Henderson Global Research Portfolio - Service Shares	3,302,902	3,302,902	3,302,902
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	12,747,357	12,747,357	12,747,357
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	11,799,306	11,799,306	11,799,306
LVIP Baron Growth Opportunities Fund - Service Class	46,104,890	46,104,890	46,104,890
LVIP Baron Growth Opportunities Fund - Standard Class	786,052	786,052	786,052
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	41,953,241	41,953,241	41,953,241
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	14,257,143	14,257,143	14,257,143
LVIP BlackRock Global Real Estate Fund - Standard Class	20,825,698	20,825,698	20,825,698
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	25,573,737	25,573,737	25,573,737
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	5,640,201	5,640,201	5,640,201
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	7,205,380	7,205,380	7,205,380
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	8,008,485	8,008,485	8,008,485
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	174,795	174,795	174,795
LVIP Delaware Bond Fund - Standard Class	137,062,800	137,062,800	137,062,800
LVIP Delaware Diversified Floating Rate Fund - Standard Class	17,145,487	17,145,487	17,145,487
LVIP Delaware Diversified Income Fund - Standard Class	52,401,770	52,401,770	52,401,770
LVIP Delaware High Yield Fund - Standard Class	13,612,403	13,612,403	13,612,403
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	40,054,214	40,054,214	40,054,214
LVIP Delaware Mid Cap Value Fund - Standard Class	18,038,212	18,038,212	18,038,212
LVIP Delaware REIT Fund - Standard Class	49,589,265	49,589,265	49,589,265
LVIP Delaware SMID Cap Core Fund - Standard Class	65,877,252	65,877,252	65,877,252

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
LVIP Delaware Social Awareness Fund - Standard Class	$8,994,036	$8,994,036	$8,994,036
LVIP Delaware U.S. Growth Fund - Standard Class	14,154,937	14,154,937	14,154,937
LVIP Delaware Value Fund - Standard Class	65,191,238	65,191,238	65,191,238
LVIP Delaware Wealth Builder Fund - Standard Class	4,162,153	4,162,153	4,162,153
LVIP Dimensional International Core Equity Fund - Standard Class	14,985,182	14,985,182	14,985,182
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	5,351,180	5,351,180	5,351,180
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	16,692,551	16,692,551	16,692,551
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	10,802,921	10,802,921	10,802,921
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	11,075,758	11,075,758	11,075,758
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	7,017,505	7,017,505	7,017,505
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	13,011,883	13,011,883	13,011,883
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	69,164,935	69,164,935	69,164,935
LVIP Global Income Fund - Standard Class	7,602,714	7,602,714	7,602,714
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	52,915,673	52,915,673	52,915,673
LVIP Government Money Market Fund - Standard Class	65,507,437	65,507,437	65,507,437
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	716,673	716,673	716,673
LVIP JPMorgan High Yield Fund - Standard Class	33,118,657	33,118,657	33,118,657
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	10,597,348	10,597,348	10,597,348
LVIP MFS International Growth Fund - Standard Class	63,192,667	63,192,667	63,192,667
LVIP MFS Value Fund - Standard Class	92,478,510	92,478,510	92,478,510
LVIP Mondrian International Value Fund - Standard Class	22,440,139	22,440,139	22,440,139
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	588,276	588,276	588,276
LVIP SSGA Bond Index Fund - Standard Class	37,268,825	37,268,825	37,268,825
LVIP SSGA Conservative Index Allocation Fund - Standard Class	12,865,946	12,865,946	12,865,946
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	3,965,040	3,965,040	3,965,040
LVIP SSGA Developed International 150 Fund - Standard Class	60,512,537	60,512,537	60,512,537
LVIP SSGA Emerging Markets 100 Fund - Standard Class	41,533,111	41,533,111	41,533,111
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	9,064,199	9,064,199	9,064,199
LVIP SSGA International Index Fund - Standard Class	116,918,458	116,918,458	116,918,458
LVIP SSGA International Managed Volatility Fund - Standard Class	9,786,803	9,786,803	9,786,803
LVIP SSGA Large Cap 100 Fund - Standard Class	39,698,980	39,698,980	39,698,980
LVIP SSGA Moderate Index Allocation Fund - Standard Class	94,365,522	94,365,522	94,365,522
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	44,715,160	44,715,160	44,715,160
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	90,044,809	90,044,809	90,044,809
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	44,941,666	44,941,666	44,941,666
LVIP SSGA S&P 500 Index Fund - Standard Class	937,927,162	937,927,162	937,927,162
LVIP SSGA Small-Cap Index Fund - Standard Class	106,699,669	106,699,669	106,699,669
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	63,094,487	63,094,487	63,094,487
LVIP T. Rowe Price 2010 Fund - Standard Class	354,765	354,765	354,765
LVIP T. Rowe Price 2020 Fund - Standard Class	2,088,910	2,088,910	2,088,910
LVIP T. Rowe Price 2030 Fund - Standard Class	936,538	936,538	936,538
LVIP T. Rowe Price 2040 Fund - Standard Class	1,684,545	1,684,545	1,684,545
LVIP T. Rowe Price Growth Stock Fund - Standard Class	72,204,054	72,204,054	72,204,054
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	57,642,051	57,642,051	57,642,051
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	3,839,150	3,839,150	3,839,150
LVIP Vanguard Bond Allocation Fund - Standard Class	51,519,101	51,519,101	51,519,101
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	195,519,262	195,519,262	195,519,262
LVIP Vanguard International Equity ETF Fund - Standard Class	81,370,688	81,370,688	81,370,688
LVIP Wellington Capital Growth Fund - Standard Class	35,459,979	35,459,979	35,459,979
LVIP Wellington SMID Cap Value Fund - Standard Class	17,027,008	17,027,008	17,027,008
M Capital Appreciation Fund	1,522,813	1,522,813	1,522,813
M International Equity Fund	1,677,839	1,677,839	1,677,839
M Large Cap Growth Fund	1,042,880	1,042,880	1,042,880
M Large Cap Value Fund	563,375	563,375	563,375
MFS® VIT Growth Series - Initial Class	57,595,180	57,595,180	57,595,180
MFS® VIT Total Return Series - Initial Class	33,915,845	33,915,845	33,915,845
MFS® VIT Utilities Series - Initial Class	31,986,820	31,986,820	31,986,820
MFS® VIT II Core Equity Portfolio - Initial Class	4,452,455	4,452,455	4,452,455
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	29,411,669	29,411,669	29,411,669
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	3,241,869	3,241,869	3,241,869
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,779,174	2,779,174	2,779,174

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	$17,246,095	$17,246,095	$17,246,095
Putnam VT Global Health Care Fund - Class IB	3,144,054	3,144,054	3,144,054
Putnam VT Large Cap Value Fund - Class IB	1,964,051	1,964,051	1,964,051
Templeton Foreign VIP Fund - Class 1	1,773,131	1,773,131	1,773,131
Templeton Foreign VIP Fund - Class 2	3,235,585	3,235,585	3,235,585
Templeton Global Bond VIP Fund - Class 1	25,197,944	25,197,944	25,197,944
Templeton Growth VIP Fund - Class 1	3,517,531	3,517,531	3,517,531
Templeton Growth VIP Fund - Class 2	1,117,462	1,117,462	1,117,462
TOPS® Balanced ETF Portfolio - Class 2 Shares	490,463	490,463	490,463
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	2,950,471	2,950,471	2,950,471

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$—	$(88,314)	$(88,314)	$612,802
AB VPS Growth and Income Portfolio - Class A	107,728	(80,762)	26,966	573,055
AB VPS International Value Portfolio - Class A	77,438	(15,152)	62,286	96,098
AB VPS Large Cap Growth Portfolio - Class A	—	(44,525)	(44,525)	348,110
AB VPS Small/Mid Cap Value Portfolio - Class A	280,284	(219,029)	61,255	1,854,346
American Century VP Balanced Fund - Class I	158,545	(161,885)	(3,340)	188,179
American Century VP Inflation Protection Fund - Class I	268,359	(45,793)	222,566	29,008
American Funds Global Growth Fund - Class 2	329,649	(624,335)	(294,686)	2,773,525
American Funds Global Small Capitalization Fund - Class 2	—	(268,198)	(268,198)	1,745,738
American Funds Growth Fund - Class 2	578,410	(1,753,817)	(1,175,407)	12,455,573
American Funds Growth-Income Fund - Class 2	2,900,937	(1,630,374)	1,270,563	5,455,234
American Funds International Fund - Class 2	2,862,205	(691,157)	2,171,048	1,940,243
BlackRock Global Allocation V.I. Fund - Class I	1,319,158	(864,835)	454,323	1,415,094
ClearBridge Variable Mid Cap Portfolio - Class I	4,914	(125,503)	(120,589)	991,258
Delaware VIP® Emerging Markets Series - Standard Class	252,697	(524,031)	(271,334)	2,453,115
Delaware VIP® Small Cap Value Series - Standard Class	493,164	(391,830)	101,334	3,241,410
DWS Alternative Asset Allocation VIP Portfolio - Class A	123,184	(41,260)	81,924	59,706
DWS Equity 500 Index VIP Portfolio - Class A	1,175,013	(618,074)	556,939	1,663,644
DWS Small Cap Index VIP Portfolio - Class A	82,614	(70,777)	11,837	280,194
Fidelity® VIP Asset Manager Portfolio - Initial Class	10,399	(5,040)	5,359	5,078
Fidelity® VIP Contrafund® Portfolio - Service Class	70,308	(967,464)	(897,156)	6,122,916
Fidelity® VIP Equity-Income Portfolio - Initial Class	50,180	(21,996)	28,184	97,504
Fidelity® VIP Equity-Income Portfolio - Service Class	49,651	(20,652)	28,999	32,464
Fidelity® VIP Growth Opportunities Portfolio - Service Class	—	(57,597)	(57,597)	332,284
Fidelity® VIP Growth Portfolio - Service Class	—	(524,965)	(524,965)	2,704,199
Fidelity® VIP High Income Portfolio - Service Class	121,733	(18,430)	103,303	(1,821)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	29,870	(11,726)	18,144	17,403
Fidelity® VIP Mid Cap Portfolio - Service Class	365,551	(450,634)	(85,083)	2,686,830
Fidelity® VIP Overseas Portfolio - Service Class	25,953	(37,649)	(11,696)	219,360
Franklin Income VIP Fund - Class 1	2,109,196	(260,386)	1,848,810	327,535
Franklin Mutual Shares VIP Fund - Class 1	685,190	(97,514)	587,676	42,046
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(56,845)	(56,845)	633,991
Invesco V.I. American Franchise Fund - Series I Shares	—	(146,755)	(146,755)	680,010
Invesco V.I. Core Equity Fund - Series I Shares	111,040	(134,821)	(23,781)	235,740
Invesco V.I. Core Plus Bond Fund - Series I Shares	10,876	(5,757)	5,119	2,317
Invesco V.I. International Growth Fund - Series I Shares	264,859	(139,824)	125,035	811,400
Janus Henderson Balanced Portfolio - Institutional Shares	115,599	(101,927)	13,672	305,938
Janus Henderson Balanced Portfolio - Service Shares	28,924	(33,047)	(4,123)	65,460
Janus Henderson Enterprise Portfolio - Service Shares	10,280	(33,103)	(22,823)	298,659
Janus Henderson Global Research Portfolio - Institutional Shares	76,933	(117,516)	(40,583)	239,978
Janus Henderson Global Research Portfolio - Service Shares	11,609	(25,781)	(14,172)	136,435
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	14,049	(98,707)	(84,658)	819,399
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	111,917	(65,203)	46,714	166,066
LVIP Baron Growth Opportunities Fund - Service Class	—	(281,498)	(281,498)	1,800,883
LVIP Baron Growth Opportunities Fund - Standard Class	—	(4,963)	(4,963)	15,809
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	839,543	(239,843)	599,700	904,459
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	175,703	(105,331)	70,372	64,440
LVIP BlackRock Global Real Estate Fund - Standard Class	1,284,834	(110,777)	1,174,057	281,300
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,490,703	(130,220)	1,360,483	57,878
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	67,453	(41,093)	26,360	37,892
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(38,261)	(38,261)	353,982
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(39,595)	(39,595)	475,464
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	913	(698)	215	3,004
LVIP Delaware Bond Fund - Standard Class	2,755,937	(827,618)	1,928,319	105,021
LVIP Delaware Diversified Floating Rate Fund - Standard Class	205,120	(103,128)	101,992	(7,999)
LVIP Delaware Diversified Income Fund - Standard Class	2,575,639	(332,141)	2,243,498	40,124
LVIP Delaware High Yield Fund - Standard Class	1,227,605	(82,462)	1,145,143	(25,431)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$1,446,731	$2,059,533	$533,426	$2,504,645
AB VPS Growth and Income Portfolio - Class A	—	573,055	2,474,373	3,074,394
AB VPS International Value Portfolio - Class A	—	96,098	243,216	401,600
AB VPS Large Cap Growth Portfolio - Class A	374,384	722,494	713,058	1,391,027
AB VPS Small/Mid Cap Value Portfolio - Class A	—	1,854,346	8,717,847	10,633,448
American Century VP Balanced Fund - Class I	983,236	1,171,415	1,867,631	3,035,706
American Century VP Inflation Protection Fund - Class I	—	29,008	214,335	465,909
American Funds Global Growth Fund - Class 2	4,728,132	7,501,657	6,767,321	13,974,292
American Funds Global Small Capitalization Fund - Class 2	973,189	2,718,927	16,979	2,467,708
American Funds Growth Fund - Class 2	33,293,964	45,749,537	5,579,358	50,153,488
American Funds Growth-Income Fund - Class 2	2,485,228	7,940,462	43,526,878	52,737,903
American Funds International Fund - Class 2	—	1,940,243	(6,518,480)	(2,407,189)
BlackRock Global Allocation V.I. Fund - Class I	20,052,170	21,467,264	(13,895,875)	8,025,712
ClearBridge Variable Mid Cap Portfolio - Class I	2,177,183	3,168,441	1,379,156	4,427,008
Delaware VIP® Emerging Markets Series - Standard Class	361,755	2,814,870	(5,340,054)	(2,796,518)
Delaware VIP® Small Cap Value Series - Standard Class	—	3,241,410	13,779,663	17,122,407
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	59,706	605,283	746,913
DWS Equity 500 Index VIP Portfolio - Class A	3,445,533	5,109,177	14,074,682	19,740,798
DWS Small Cap Index VIP Portfolio - Class A	574,381	854,575	390,413	1,256,825
Fidelity® VIP Asset Manager Portfolio - Initial Class	3,560	8,638	39,897	53,894
Fidelity® VIP Contrafund® Portfolio - Service Class	18,726,033	24,848,949	12,045,445	35,997,238
Fidelity® VIP Equity-Income Portfolio - Initial Class	295,910	393,414	165,934	587,532
Fidelity® VIP Equity-Income Portfolio - Service Class	307,482	339,946	192,579	561,524
Fidelity® VIP Growth Opportunities Portfolio - Service Class	638,816	971,100	(190,209)	723,294
Fidelity® VIP Growth Portfolio - Service Class	15,977,945	18,682,144	(3,011,331)	15,145,848
Fidelity® VIP High Income Portfolio - Service Class	—	(1,821)	(18,084)	83,398
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	39,663	57,066	(97,050)	(21,840)
Fidelity® VIP Mid Cap Portfolio - Service Class	11,482,636	14,169,466	1,316,619	15,401,002
Fidelity® VIP Overseas Portfolio - Service Class	426,199	645,559	333,929	967,792
Franklin Income VIP Fund - Class 1	—	327,535	4,615,855	6,792,200
Franklin Mutual Shares VIP Fund - Class 1	—	42,046	3,101,907	3,731,629
Franklin Small-Mid Cap Growth VIP Fund - Class 1	975,317	1,609,308	(663,547)	888,916
Invesco V.I. American Franchise Fund - Series I Shares	2,112,433	2,792,443	(741,666)	1,904,022
Invesco V.I. Core Equity Fund - Series I Shares	380,321	616,061	3,352,695	3,944,975
Invesco V.I. Core Plus Bond Fund - Series I Shares	24,557	26,874	(42,184)	(10,191)
Invesco V.I. International Growth Fund - Series I Shares	1,398,760	2,210,160	(1,240,955)	1,094,240
Janus Henderson Balanced Portfolio - Institutional Shares	100,069	406,007	1,502,851	1,922,530
Janus Henderson Balanced Portfolio - Service Shares	31,704	97,164	544,447	637,488
Janus Henderson Enterprise Portfolio - Service Shares	387,776	686,435	(49,729)	613,883
Janus Henderson Global Research Portfolio - Institutional Shares	684,298	924,276	1,410,233	2,293,926
Janus Henderson Global Research Portfolio - Service Shares	152,928	289,363	224,982	500,173
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	1,610,793	2,430,192	(470,638)	1,874,896
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	446,953	613,019	277,644	937,377
LVIP Baron Growth Opportunities Fund - Service Class	972,950	2,773,833	4,147,383	6,639,718
LVIP Baron Growth Opportunities Fund - Standard Class	16,671	32,480	95,230	122,747
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,561,728	2,466,187	4,742,713	7,808,600
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	408,775	473,215	838,178	1,381,765
LVIP BlackRock Global Real Estate Fund - Standard Class	743,153	1,024,453	2,133,726	4,332,236
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	57,878	(549,562)	868,799
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	246,953	284,845	332,250	643,455
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	616,837	970,819	817,769	1,750,327
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	240,259	715,723	236,763	912,891
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	1,039	4,043	26,058	30,316
LVIP Delaware Bond Fund - Standard Class	1,571,850	1,676,871	(6,572,827)	(2,967,637)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	(7,999)	(137,761)	(43,768)
LVIP Delaware Diversified Income Fund - Standard Class	1,440,846	1,480,970	(4,684,451)	(959,983)
LVIP Delaware High Yield Fund - Standard Class	—	(25,431)	(587,388)	532,324

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	$660,175	$(247,576)	$412,599	$125,424
LVIP Delaware Mid Cap Value Fund - Standard Class	226,328	(96,666)	129,662	452,846
LVIP Delaware REIT Fund - Standard Class	1,344,244	(288,248)	1,055,996	1,068,074
LVIP Delaware SMID Cap Core Fund - Standard Class	601,771	(453,875)	147,896	1,034,236
LVIP Delaware Social Awareness Fund - Standard Class	70,021	(46,189)	23,832	105,903
LVIP Delaware U.S. Growth Fund - Standard Class	—	(77,119)	(77,119)	491,487
LVIP Delaware Value Fund - Standard Class	3,512,781	(392,557)	3,120,224	739,008
LVIP Delaware Wealth Builder Fund - Standard Class	83,660	(24,506)	59,154	31,558
LVIP Dimensional International Core Equity Fund - Standard Class	335,429	(91,939)	243,490	193,038
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	159,169	(31,531)	127,638	101,717
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	182,162	(109,543)	72,619	415,810
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	112,143	(51,275)	60,868	679,819
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	108,506	(60,844)	47,662	354,777
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	79,328	(37,297)	42,031	167,509
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	449,966	(79,563)	370,403	35,423
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,108,681	(325,495)	1,783,186	735,655
LVIP Global Income Fund - Standard Class	240,842	(34,798)	206,044	(4,943)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,614,125	(238,991)	1,375,134	507,076
LVIP Government Money Market Fund - Standard Class	5,273	(267,771)	(262,498)	796
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	9,963	(4,642)	5,321	19,707
LVIP JPMorgan High Yield Fund - Standard Class	1,452,611	(187,320)	1,265,291	46,437
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	101,887	(56,716)	45,171	559,829
LVIP MFS International Growth Fund - Standard Class	429,698	(367,869)	61,829	1,364,445
LVIP MFS Value Fund - Standard Class	1,192,113	(498,613)	693,500	2,705,844
LVIP Mondrian International Value Fund - Standard Class	754,971	(125,928)	629,043	77,000
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	10,473	(3,882)	6,591	8,529
LVIP SSGA Bond Index Fund - Standard Class	709,185	(259,573)	449,612	247,846
LVIP SSGA Conservative Index Allocation Fund - Standard Class	265,557	(78,032)	187,525	229,110
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	145,566	(22,904)	122,662	22,423
LVIP SSGA Developed International 150 Fund - Standard Class	2,624,245	(456,344)	2,167,901	249,507
LVIP SSGA Emerging Markets 100 Fund - Standard Class	2,299,663	(297,133)	2,002,530	516,007
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	454,419	(40,795)	413,624	95,209
LVIP SSGA International Index Fund - Standard Class	2,869,693	(750,341)	2,119,352	2,044,269
LVIP SSGA International Managed Volatility Fund - Standard Class	217,049	(54,704)	162,345	49,929
LVIP SSGA Large Cap 100 Fund - Standard Class	831,383	(222,506)	608,877	731,177
LVIP SSGA Moderate Index Allocation Fund - Standard Class	2,031,820	(618,061)	1,413,759	672,762
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	2,063,771	(237,088)	1,826,683	244,397
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,857,595	(561,760)	1,295,835	2,470,787
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	2,171,695	(270,362)	1,901,333	247,540
LVIP SSGA S&P 500 Index Fund - Standard Class	10,810,457	(5,954,488)	4,855,969	17,765,651
LVIP SSGA Small-Cap Index Fund - Standard Class	872,056	(686,545)	185,511	3,677,142
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	1,440,388	(455,483)	984,905	3,547,124
LVIP T. Rowe Price 2010 Fund - Standard Class	9,631	(886)	8,745	6,100
LVIP T. Rowe Price 2020 Fund - Standard Class	60,312	(12,847)	47,465	10,547
LVIP T. Rowe Price 2030 Fund - Standard Class	20,824	(8,013)	12,811	92,453
LVIP T. Rowe Price 2040 Fund - Standard Class	42,312	(11,476)	30,836	30,567
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(453,872)	(453,872)	4,150,390
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	6,576	(371,768)	(365,192)	2,354,641
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	98,951	(27,202)	71,749	29,894
LVIP Vanguard Bond Allocation Fund - Standard Class	734,587	(293,119)	441,468	99,605
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,254,951	(1,384,546)	870,405	5,647,958
LVIP Vanguard International Equity ETF Fund - Standard Class	2,227,262	(516,227)	1,711,035	857,491
LVIP Wellington Capital Growth Fund - Standard Class	—	(178,310)	(178,310)	1,151,128
LVIP Wellington SMID Cap Value Fund - Standard Class	78,393	(91,033)	(12,640)	528,580
M Capital Appreciation Fund	—	(10,385)	(10,385)	78,883
M International Equity Fund	39,904	(10,002)	29,902	3,980
M Large Cap Growth Fund	—	(5,283)	(5,283)	8,880
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	$—	$125,424	$(1,031,091)	$(493,068)
LVIP Delaware Mid Cap Value Fund - Standard Class	—	452,846	3,666,794	4,249,302
LVIP Delaware REIT Fund - Standard Class	—	1,068,074	13,548,285	15,672,355
LVIP Delaware SMID Cap Core Fund - Standard Class	4,386,443	5,420,679	6,768,578	12,337,153
LVIP Delaware Social Awareness Fund - Standard Class	341,396	447,299	1,324,303	1,795,434
LVIP Delaware U.S. Growth Fund - Standard Class	3,486,446	3,977,933	(1,466,368)	2,434,446
LVIP Delaware Value Fund - Standard Class	6,784,428	7,523,436	1,494,534	12,138,194
LVIP Delaware Wealth Builder Fund - Standard Class	114,042	145,600	240,850	445,604
LVIP Dimensional International Core Equity Fund - Standard Class	—	193,038	1,106,024	1,542,552
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	101,717	516,343	745,698
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	609,253	1,025,063	2,440,220	3,537,902
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	93,438	773,257	1,579,084	2,413,209
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	354,777	2,004,003	2,406,442
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	167,509	792,057	1,001,597
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	311,250	346,673	116,232	833,308
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,202,348	3,938,003	1,905,631	7,626,820
LVIP Global Income Fund - Standard Class	141,927	136,984	(744,316)	(401,288)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,888,334	2,395,410	1,264,131	5,034,675
LVIP Government Money Market Fund - Standard Class	3,797	4,593	(728)	(258,633)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	10,890	30,597	88,868	124,786
LVIP JPMorgan High Yield Fund - Standard Class	—	46,437	361,902	1,673,630
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	101,207	661,036	1,876,430	2,582,637
LVIP MFS International Growth Fund - Standard Class	3,432,253	4,796,698	791,531	5,650,058
LVIP MFS Value Fund - Standard Class	1,412,886	4,118,730	12,897,870	17,710,100
LVIP Mondrian International Value Fund - Standard Class	—	77,000	1,318,250	2,024,293
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	—	8,529	60,519	75,639
LVIP SSGA Bond Index Fund - Standard Class	137,894	385,740	(1,794,594)	(959,242)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	89,505	318,615	171,393	677,533
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	30,544	52,967	65,157	240,786
LVIP SSGA Developed International 150 Fund - Standard Class	—	249,507	3,906,142	6,323,550
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	516,007	477,403	2,995,940
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	550,255	645,464	(96,891)	962,197
LVIP SSGA International Index Fund - Standard Class	—	2,044,269	5,674,318	9,837,939
LVIP SSGA International Managed Volatility Fund - Standard Class	—	49,929	659,474	871,748
LVIP SSGA Large Cap 100 Fund - Standard Class	4,532,282	5,263,459	3,449,056	9,321,392
LVIP SSGA Moderate Index Allocation Fund - Standard Class	515,613	1,188,375	5,228,518	7,830,652
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	381,517	625,914	2,053,369	4,505,966
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	419,605	2,890,392	3,925,466	8,111,693
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	355,576	603,116	2,165,893	4,670,342
LVIP SSGA S&P 500 Index Fund - Standard Class	13,291,336	31,056,987	160,188,649	196,101,605
LVIP SSGA Small-Cap Index Fund - Standard Class	2,769,286	6,446,428	4,969,223	11,601,162
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	13,777,209	17,324,333	(1,728,193)	16,581,045
LVIP T. Rowe Price 2010 Fund - Standard Class	8,835	14,935	5,320	29,000
LVIP T. Rowe Price 2020 Fund - Standard Class	48,821	59,368	78,369	185,202
LVIP T. Rowe Price 2030 Fund - Standard Class	11,333	103,786	15,527	132,124
LVIP T. Rowe Price 2040 Fund - Standard Class	19,739	50,306	143,383	224,525
LVIP T. Rowe Price Growth Stock Fund - Standard Class	5,147,892	9,298,282	3,548,764	12,393,174
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	7,447,101	9,801,742	(2,890,152)	6,546,398
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	46,143	76,037	341,813	489,599
LVIP Vanguard Bond Allocation Fund - Standard Class	120,379	219,984	(1,529,594)	(868,142)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,844,454	7,492,412	30,920,357	39,283,174
LVIP Vanguard International Equity ETF Fund - Standard Class	1,185,464	2,042,955	1,255,014	5,009,004
LVIP Wellington Capital Growth Fund - Standard Class	3,308,531	4,459,659	655,308	4,936,657
LVIP Wellington SMID Cap Value Fund - Standard Class	778,112	1,306,692	2,304,256	3,598,308
M Capital Appreciation Fund	254,547	333,430	(68,569)	254,476
M International Equity Fund	—	3,980	119,978	153,860
M Large Cap Growth Fund	176,351	185,231	(10,012)	169,936

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
M Large Cap Value Fund	$8,552	$(2,929)	$5,623	$5,045
MFS® VIT Growth Series - Initial Class	—	(356,788)	(356,788)	2,021,605
MFS® VIT Total Return Series - Initial Class	573,738	(204,841)	368,897	445,971
MFS® VIT Utilities Series - Initial Class	530,829	(202,685)	328,144	681,577
MFS® VIT II Core Equity Portfolio - Initial Class	18,141	(32,052)	(13,911)	116,692
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(220,528)	(220,528)	758,730
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	18,645	(23,670)	(5,025)	129,500
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	10,227	(21,542)	(11,315)	101,528
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	753,855	(106,428)	647,427	170,544
Putnam VT Global Health Care Fund - Class IB	30,180	(22,599)	7,581	14,613
Putnam VT Large Cap Value Fund - Class IB	15,644	(10,981)	4,663	28,231
Templeton Foreign VIP Fund - Class 1	36,816	(14,633)	22,183	1,745
Templeton Foreign VIP Fund - Class 2	60,422	(26,536)	33,886	5,816
Templeton Global Bond VIP Fund - Class 1	—	(158,436)	(158,436)	(653,556)
Templeton Growth VIP Fund - Class 1	44,864	(20,337)	24,527	(7,628)
Templeton Growth VIP Fund - Class 2	12,102	(8,956)	3,146	1,320
TOPS® Balanced ETF Portfolio - Class 2 Shares	3,932	(4,251)	(319)	270,572
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	21,559	(19,077)	2,482	11,493

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
M Large Cap Value Fund	$—	$5,045	$119,842	$130,510
MFS® VIT Growth Series - Initial Class	7,137,966	9,159,571	1,957,084	10,759,867
MFS® VIT Total Return Series - Initial Class	1,528,184	1,974,155	1,569,090	3,912,142
MFS® VIT Utilities Series - Initial Class	1,034,363	1,715,940	1,801,903	3,845,987
MFS® VIT II Core Equity Portfolio - Initial Class	310,799	427,491	481,248	894,828
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,085,854	3,844,584	(419,364)	3,204,692
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	129,500	698,156	822,631
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	52,293	153,821	397,456	539,962
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	170,544	4,242,826	5,060,797
Putnam VT Global Health Care Fund - Class IB	216,840	231,453	245,554	484,588
Putnam VT Large Cap Value Fund - Class IB	48,704	76,935	210,161	291,759
Templeton Foreign VIP Fund - Class 1	—	1,745	39,035	62,963
Templeton Foreign VIP Fund - Class 2	—	5,816	63,898	103,600
Templeton Global Bond VIP Fund - Class 1	—	(653,556)	(508,861)	(1,320,853)
Templeton Growth VIP Fund - Class 1	—	(7,628)	135,648	152,547
Templeton Growth VIP Fund - Class 2	—	1,320	39,104	43,570
TOPS® Balanced ETF Portfolio - Class 2 Shares	—	270,572	(159,878)	110,375
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	—	11,493	209,407	223,382

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets

Years Ended December 31, 2020 and 2021

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2020	$7,462,855	$10,415,651	$3,011,624	$4,636,708	$28,164,431	$15,179,635	$6,610,406
Changes From Operations:
• Net investment income (loss)	824	96,647	49,167	(38,391)	129,334	76,128	68,993
• Net realized gain (loss) on investments	1,266,095	512,178	(26,396)	707,121	112,299	551,102	1,402
• Net change in unrealized appreciation or depreciation on investments	1,656,188	(236,745)	166,951	780,261	1,796,805	1,229,392	513,860
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,923,107	372,080	189,722	1,448,991	2,038,438	1,856,622	584,255
Changes From Unit Transactions:
• Net unit transactions	879,302	885,543	564,860	(905,810)	1,278,876	2,235,477	43,872
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	879,302	885,543	564,860	(905,810)	1,278,876	2,235,477	43,872
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,802,409	1,257,623	754,582	543,181	3,317,314	4,092,099	628,127
NET ASSETS AT DECEMBER 31, 2020	11,265,264	11,673,274	3,766,206	5,179,889	31,481,745	19,271,734	7,238,533
Changes From Operations:
• Net investment income (loss)	(88,314)	26,966	62,286	(44,525)	61,255	(3,340)	222,566
• Net realized gain (loss) on investments	2,059,533	573,055	96,098	722,494	1,854,346	1,171,415	29,008
• Net change in unrealized appreciation or depreciation on investments	533,426	2,474,373	243,216	713,058	8,717,847	1,867,631	214,335
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,504,645	3,074,394	401,600	1,391,027	10,633,448	3,035,706	465,909
Changes From Unit Transactions:
• Net unit transactions	1,526,683	(2,118,094)	(404,664)	(272,943)	(2,926,347)	1,831,036	575,006
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,526,683	(2,118,094)	(404,664)	(272,943)	(2,926,347)	1,831,036	575,006
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,031,328	956,300	(3,064)	1,118,084	7,707,101	4,866,742	1,040,915
NET ASSETS AT DECEMBER 31, 2021	$15,296,592	$12,629,574	$3,763,142	$6,297,973	$39,188,846	$24,138,476	$8,279,448

See accompanying notes.

	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth- Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2020	$66,345,332	$30,858,686	$171,237,461	$189,813,612	$94,892,226	$104,848,791
Changes From Operations:
• Net investment income (loss)	(188,737)	(140,561)	(658,571)	1,455,126	57,017	848,281
• Net realized gain (loss) on investments	3,361,442	2,631,127	10,345,822	5,743,803	321,223	6,668,433
• Net change in unrealized appreciation or depreciation on investments	17,197,999	7,219,278	72,740,698	18,146,508	13,181,299	14,516,638
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,370,704	9,709,844	82,427,949	25,345,437	13,559,539	22,033,352
Changes From Unit Transactions:
• Net unit transactions	2,984,909	371,815	(10,658,572)	7,549,486	(619,298)	5,149,857
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,984,909	371,815	(10,658,572)	7,549,486	(619,298)	5,149,857
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,355,613	10,081,659	71,769,377	32,894,923	12,940,241	27,183,209
NET ASSETS AT DECEMBER 31, 2020	89,700,945	40,940,345	243,006,838	222,708,535	107,832,467	132,032,000
Changes From Operations:
• Net investment income (loss)	(294,686)	(268,198)	(1,175,407)	1,270,563	2,171,048	454,323
• Net realized gain (loss) on investments	7,501,657	2,718,927	45,749,537	7,940,462	1,940,243	21,467,264
• Net change in unrealized appreciation or depreciation on investments	6,767,321	16,979	5,579,358	43,526,878	(6,518,480)	(13,895,875)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,974,292	2,467,708	50,153,488	52,737,903	(2,407,189)	8,025,712
Changes From Unit Transactions:
• Net unit transactions	704,973	1,961,095	(5,555,817)	5,879,733	11,087,243	5,571,732
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	704,973	1,961,095	(5,555,817)	5,879,733	11,087,243	5,571,732
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,679,265	4,428,803	44,597,671	58,617,636	8,680,054	13,597,444
NET ASSETS AT DECEMBER 31, 2021	$104,380,210	$45,369,148	$287,604,509	$281,326,171	$116,512,521	$145,629,444

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$11,069,131	$62,048,753	$48,059,312	$5,539,231	$67,240,018	$7,400,252	$479,785
Changes From Operations:
• Net investment income (loss)	(42,735)	96,498	288,535	97,638	580,807	29,505	3,929
• Net realized gain (loss) on investments	368,107	2,479,312	1,935,474	(99,454)	6,101,172	798,595	8,233
• Net change in unrealized appreciation or depreciation on investments	2,282,409	13,345,874	(743,855)	169,029	4,342,052	927,384	65,579
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,607,781	15,921,684	1,480,154	167,213	11,024,031	1,755,484	77,741
Changes From Unit Transactions:
• Net unit transactions	2,327,387	176,384	4,550,030	(290,913)	(5,669,924)	46,657	37,016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,327,387	176,384	4,550,030	(290,913)	(5,669,924)	46,657	37,016
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,935,168	16,098,068	6,030,184	(123,700)	5,354,107	1,802,141	114,757
NET ASSETS AT DECEMBER 31, 2020	16,004,299	78,146,821	54,089,496	5,415,531	72,594,125	9,202,393	594,542
Changes From Operations:
• Net investment income (loss)	(120,589)	(271,334)	101,334	81,924	556,939	11,837	5,359
• Net realized gain (loss) on investments	3,168,441	2,814,870	3,241,410	59,706	5,109,177	854,575	8,638
• Net change in unrealized appreciation or depreciation on investments	1,379,156	(5,340,054)	13,779,663	605,283	14,074,682	390,413	39,897
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,427,008	(2,796,518)	17,122,407	746,913	19,740,798	1,256,825	53,894
Changes From Unit Transactions:
• Net unit transactions	47,564	12,827,339	(7,814,270)	3,078,201	(1,484,341)	(516,296)	5,021
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	47,564	12,827,339	(7,814,270)	3,078,201	(1,484,341)	(516,296)	5,021
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,474,572	10,030,821	9,308,137	3,825,114	18,256,457	740,529	58,915
NET ASSETS AT DECEMBER 31, 2021	$20,478,871	$88,177,642	$63,397,633	$9,240,645	$90,850,582	$9,942,922	$653,457

See accompanying notes.

	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Equity- Income Portfolio - Initial Class Subaccount	Fidelity® VIP Equity- Income Portfolio - Service Class Subaccount	Fidelity® VIP Growth Opportunities Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP High Income Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$106,107,778	$2,795,671	$2,265,834	$3,737,721	$50,030,730	$2,178,177
Changes From Operations:
• Net investment income (loss)	(561,365)	23,441	19,867	(38,576)	(341,863)	85,092
• Net realized gain (loss) on investments	3,472,864	121,069	94,550	569,658	7,050,600	(9,222)
• Net change in unrealized appreciation or depreciation on investments	27,675,933	(9,991)	14,797	2,148,661	13,605,925	(40,261)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,587,432	134,519	129,214	2,679,743	20,314,662	35,609
Changes From Unit Transactions:
• Net unit transactions	(4,092,480)	(342,602)	(49,596)	331,200	(1,177,298)	29,764
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,092,480)	(342,602)	(49,596)	331,200	(1,177,298)	29,764
TOTAL INCREASE (DECREASE) IN NET ASSETS	26,494,952	(208,083)	79,618	3,010,943	19,137,364	65,373
NET ASSETS AT DECEMBER 31, 2020	132,602,730	2,587,588	2,345,452	6,748,664	69,168,094	2,243,550
Changes From Operations:
• Net investment income (loss)	(897,156)	28,184	28,999	(57,597)	(524,965)	103,303
• Net realized gain (loss) on investments	24,848,949	393,414	339,946	971,100	18,682,144	(1,821)
• Net change in unrealized appreciation or depreciation on investments	12,045,445	165,934	192,579	(190,209)	(3,011,331)	(18,084)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,997,238	587,532	561,524	723,294	15,145,848	83,398
Changes From Unit Transactions:
• Net unit transactions	(4,481,273)	(422,893)	42,432	(193,618)	178,732	33,191
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,481,273)	(422,893)	42,432	(193,618)	178,732	33,191
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,515,965	164,639	603,956	529,676	15,324,580	116,589
NET ASSETS AT DECEMBER 31, 2021	$164,118,695	$2,752,227	$2,949,408	$7,278,340	$84,492,674	$2,360,139

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount	Invesco V.I. American Franchise Fund - Series I Shares Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,379,256	$47,063,491	$4,115,121	$35,272,264	$18,121,826	$6,412,461	$13,447,539
Changes From Operations:
• Net investment income (loss)	20,102	(30,486)	(11,401)	1,807,298	464,906	(43,659)	(104,525)
• Net realized gain (loss) on investments	11,911	68,446	104,512	(226,744)	428,330	940,662	1,750,066
• Net change in unrealized appreciation or depreciation on investments	82,008	11,766,761	555,385	(959,252)	(1,372,060)	2,379,971	3,541,145
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,021	11,804,721	648,496	621,302	(478,824)	3,276,974	5,186,686
Changes From Unit Transactions:
• Net unit transactions	(36,651)	5,347,061	406,724	5,627,289	2,087,550	(105,176)	(1,390,789)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(36,651)	5,347,061	406,724	5,627,289	2,087,550	(105,176)	(1,390,789)
TOTAL INCREASE (DECREASE) IN NET ASSETS	77,370	17,151,782	1,055,220	6,248,591	1,608,726	3,171,798	3,795,897
NET ASSETS AT DECEMBER 31, 2020	1,456,626	64,215,273	5,170,341	41,520,855	19,730,552	9,584,259	17,243,436
Changes From Operations:
• Net investment income (loss)	18,144	(85,083)	(11,696)	1,848,810	587,676	(56,845)	(146,755)
• Net realized gain (loss) on investments	57,066	14,169,466	645,559	327,535	42,046	1,609,308	2,792,443
• Net change in unrealized appreciation or depreciation on investments	(97,050)	1,316,619	333,929	4,615,855	3,101,907	(663,547)	(741,666)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,840)	15,401,002	967,792	6,792,200	3,731,629	888,916	1,904,022
Changes From Unit Transactions:
• Net unit transactions	35,391	(3,705,447)	(99,392)	427,696	348,823	(1,754,041)	(846,090)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	35,391	(3,705,447)	(99,392)	427,696	348,823	(1,754,041)	(846,090)
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,551	11,695,555	868,400	7,219,896	4,080,452	(865,125)	1,057,932
NET ASSETS AT DECEMBER 31, 2021	$1,470,177	$75,910,828	$6,038,741	$48,740,751	$23,811,004	$8,719,134	$18,301,368

See accompanying notes.

	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. Core Plus Bond Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2020	$14,643,486	$608,036	$19,735,052	$10,497,786	$3,462,221	$4,052,308
Changes From Operations:
• Net investment income (loss)	77,142	7,092	320,599	108,897	25,915	(27,761)
• Net realized gain (loss) on investments	3,382,059	7,204	713,740	423,399	87,274	526,989
• Net change in unrealized appreciation or depreciation on investments	(1,692,056)	38,442	1,595,607	833,042	336,476	144,174
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,767,145	52,738	2,629,946	1,365,338	449,665	643,402
Changes From Unit Transactions:
• Net unit transactions	(1,322,310)	15,738	(948,781)	99,213	28,274	(655,252)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,322,310)	15,738	(948,781)	99,213	28,274	(655,252)
TOTAL INCREASE (DECREASE) IN NET ASSETS	444,835	68,476	1,681,165	1,464,551	477,939	(11,850)
NET ASSETS AT DECEMBER 31, 2020	15,088,321	676,512	21,416,217	11,962,337	3,940,160	4,040,458
Changes From Operations:
• Net investment income (loss)	(23,781)	5,119	125,035	13,672	(4,123)	(22,823)
• Net realized gain (loss) on investments	616,061	26,874	2,210,160	406,007	97,164	686,435
• Net change in unrealized appreciation or depreciation on investments	3,352,695	(42,184)	(1,240,955)	1,502,851	544,447	(49,729)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,944,975	(10,191)	1,094,240	1,922,530	637,488	613,883
Changes From Unit Transactions:
• Net unit transactions	(1,075,720)	90,001	(1,778,405)	(413,569)	48,790	(595,416)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,075,720)	90,001	(1,778,405)	(413,569)	48,790	(595,416)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,869,255	79,810	(684,165)	1,508,961	686,278	18,467
NET ASSETS AT DECEMBER 31, 2021	$17,957,576	$756,322	$20,732,052	$13,471,298	$4,626,438	$4,058,925

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	Janus Henderson Global Technology and Innovation Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$11,596,750	$2,549,323	$8,822,818	$8,310,392	$27,883,210	$525,452	$33,493,282
Changes From Operations:
• Net investment income (loss)	(7,639)	(6,232)	(76,801)	115,626	(202,664)	(3,764)	504,436
• Net realized gain (loss) on investments	1,109,139	167,851	1,425,186	92,561	2,171,372	36,334	242,204
• Net change in unrealized appreciation or depreciation on investments	1,004,179	312,131	2,683,767	1,241,083	7,674,283	145,286	(200,316)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,105,679	473,750	4,032,152	1,449,270	9,642,991	177,856	546,324
Changes From Unit Transactions:
• Net unit transactions	(903,815)	31,580	(762,809)	919,115	(763,375)	(15,323)	1,543,014
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(903,815)	31,580	(762,809)	919,115	(763,375)	(15,323)	1,543,014
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,201,864	505,330	3,269,343	2,368,385	8,879,616	162,533	2,089,338
NET ASSETS AT DECEMBER 31, 2020	12,798,614	3,054,653	12,092,161	10,678,777	36,762,826	687,985	35,582,620
Changes From Operations:
• Net investment income (loss)	(40,583)	(14,172)	(84,658)	46,714	(281,498)	(4,963)	599,700
• Net realized gain (loss) on investments	924,276	289,363	2,430,192	613,019	2,773,833	32,480	2,466,187
• Net change in unrealized appreciation or depreciation on investments	1,410,233	224,982	(470,638)	277,644	4,147,383	95,230	4,742,713
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,293,926	500,173	1,874,896	937,377	6,639,718	122,747	7,808,600
Changes From Unit Transactions:
• Net unit transactions	382,540	(251,924)	(1,219,700)	183,152	2,702,346	(24,680)	(1,437,979)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	382,540	(251,924)	(1,219,700)	183,152	2,702,346	(24,680)	(1,437,979)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,676,466	248,249	655,196	1,120,529	9,342,064	98,067	6,370,621
NET ASSETS AT DECEMBER 31, 2021	$15,475,080	$3,302,902	$12,747,357	$11,799,306	$46,104,890	$786,052	$41,953,241

See accompanying notes.

	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$8,174,280	$13,394,821	$16,452,735	$2,999,302	$5,939,108	$5,532,947
Changes From Operations:
• Net investment income (loss)	82,063	684,852	(73,228)	29,165	(12,801)	(30,807)
• Net realized gain (loss) on investments	14,347	371,365	(43,675)	11,521	326,688	196,654
• Net change in unrealized appreciation or depreciation on investments	127,072	(1,124,033)	852,213	115,904	853,203	1,234,908
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	223,482	(67,816)	735,310	156,590	1,167,090	1,400,755
Changes From Unit Transactions:
• Net unit transactions	2,316,913	2,428,606	1,456,801	1,124,724	(1,001,116)	(171,611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,316,913	2,428,606	1,456,801	1,124,724	(1,001,116)	(171,611)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,540,395	2,360,790	2,192,111	1,281,314	165,974	1,229,144
NET ASSETS AT DECEMBER 31, 2020	10,714,675	15,755,611	18,644,846	4,280,616	6,105,082	6,762,091
Changes From Operations:
• Net investment income (loss)	70,372	1,174,057	1,360,483	26,360	(38,261)	(39,595)
• Net realized gain (loss) on investments	473,215	1,024,453	57,878	284,845	970,819	715,723
• Net change in unrealized appreciation or depreciation on investments	838,178	2,133,726	(549,562)	332,250	817,769	236,763
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,381,765	4,332,236	868,799	643,455	1,750,327	912,891
Changes From Unit Transactions:
• Net unit transactions	2,160,703	737,851	6,060,092	716,130	(650,029)	333,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,160,703	737,851	6,060,092	716,130	(650,029)	333,503
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,542,468	5,070,087	6,928,891	1,359,585	1,100,298	1,246,394
NET ASSETS AT DECEMBER 31, 2021	$14,257,143	$20,825,698	$25,573,737	$5,640,201	$7,205,380	$8,008,485

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Diversified Income Fund - Standard Class Subaccount	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class Subaccount	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$117,291	$96,009,261	$15,307,103	$41,486,058	$11,769,496	$22,619,968	$12,602,056
Changes From Operations:
• Net investment income (loss)	643	1,882,489	119,921	872,273	580,984	323,282	255,371
• Net realized gain (loss) on investments	5,256	2,827,644	(55,284)	431,226	(209,923)	28,809	(111,683)
• Net change in unrealized appreciation or depreciation on investments	12,275	3,960,990	(16,601)	2,866,769	291,119	571,778	700,444
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,174	8,671,123	48,036	4,170,268	662,180	923,869	844,132
Changes From Unit Transactions:
• Net unit transactions	7,374	10,124,910	(1,326,010)	2,812,846	(667,530)	14,252,896	516,791
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,374	10,124,910	(1,326,010)	2,812,846	(667,530)	14,252,896	516,791
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,548	18,796,033	(1,277,974)	6,983,114	(5,350)	15,176,765	1,360,923
NET ASSETS AT DECEMBER 31, 2020	142,839	114,805,294	14,029,129	48,469,172	11,764,146	37,796,733	13,962,979
Changes From Operations:
• Net investment income (loss)	215	1,928,319	101,992	2,243,498	1,145,143	412,599	129,662
• Net realized gain (loss) on investments	4,043	1,676,871	(7,999)	1,480,970	(25,431)	125,424	452,846
• Net change in unrealized appreciation or depreciation on investments	26,058	(6,572,827)	(137,761)	(4,684,451)	(587,388)	(1,031,091)	3,666,794
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,316	(2,967,637)	(43,768)	(959,983)	532,324	(493,068)	4,249,302
Changes From Unit Transactions:
• Net unit transactions	1,640	25,225,143	3,160,126	4,892,581	1,315,933	2,750,549	(174,069)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,640	25,225,143	3,160,126	4,892,581	1,315,933	2,750,549	(174,069)
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,956	22,257,506	3,116,358	3,932,598	1,848,257	2,257,481	4,075,233
NET ASSETS AT DECEMBER 31, 2021	$174,795	$137,062,800	$17,145,487	$52,401,770	$13,612,403	$40,054,214	$18,038,212

See accompanying notes.

	LVIP Delaware REIT Fund - Standard Class Subaccount	LVIP Delaware SMID Cap Core Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware U.S. Growth Fund - Standard Class Subaccount	LVIP Delaware Value Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$36,092,115	$46,981,297	$5,547,413	$9,343,164	$53,400,350	$3,615,923
Changes From Operations:
• Net investment income (loss)	432,018	(75,602)	45,819	(52,930)	712,337	55,016
• Net realized gain (loss) on investments	1,611,189	239,959	389,495	654,086	1,854,453	14,119
• Net change in unrealized appreciation or depreciation on investments	(5,271,361)	5,992,538	652,125	3,319,237	(2,118,396)	118,358
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,228,154)	6,156,895	1,087,439	3,920,393	448,394	187,493
Changes From Unit Transactions:
• Net unit transactions	5,120,544	1,536,747	312,338	364,189	3,388,548	214,433
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,120,544	1,536,747	312,338	364,189	3,388,548	214,433
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,892,390	7,693,642	1,399,777	4,284,582	3,836,942	401,926
NET ASSETS AT DECEMBER 31, 2020	37,984,505	54,674,939	6,947,190	13,627,746	57,237,292	4,017,849
Changes From Operations:
• Net investment income (loss)	1,055,996	147,896	23,832	(77,119)	3,120,224	59,154
• Net realized gain (loss) on investments	1,068,074	5,420,679	447,299	3,977,933	7,523,436	145,600
• Net change in unrealized appreciation or depreciation on investments	13,548,285	6,768,578	1,324,303	(1,466,368)	1,494,534	240,850
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,672,355	12,337,153	1,795,434	2,434,446	12,138,194	445,604
Changes From Unit Transactions:
• Net unit transactions	(4,067,595)	(1,134,840)	251,412	(1,907,255)	(4,184,248)	(301,300)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,067,595)	(1,134,840)	251,412	(1,907,255)	(4,184,248)	(301,300)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,604,760	11,202,313	2,046,846	527,191	7,953,946	144,304
NET ASSETS AT DECEMBER 31, 2021	$49,589,265	$65,877,252	$8,994,036	$14,154,937	$65,191,238	$4,162,153

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Dimensional International Core Equity Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$9,929,468	$4,334,097	$9,887,282	$7,617,574	$7,932,423	$5,407,170	$10,970,579
Changes From Operations:
• Net investment income (loss)	132,369	60,143	106,075	74,842	43,310	31,580	177,914
• Net realized gain (loss) on investments	5,408	(32,428)	522,997	212,107	120,829	15,522	255,177
• Net change in unrealized appreciation or depreciation on investments	877,538	(154,707)	1,330,491	1,051,896	999,774	620,375	338,942
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,015,315	(126,992)	1,959,563	1,338,845	1,163,913	667,477	772,033
Changes From Unit Transactions:
• Net unit transactions	1,735,852	1,054,439	1,614,701	556,386	(159,354)	280,366	115,967
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,735,852	1,054,439	1,614,701	556,386	(159,354)	280,366	115,967
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,751,167	927,447	3,574,264	1,895,231	1,004,559	947,843	888,000
NET ASSETS AT DECEMBER 31, 2020	12,680,635	5,261,544	13,461,546	9,512,805	8,936,982	6,355,013	11,858,579
Changes From Operations:
• Net investment income (loss)	243,490	127,638	72,619	60,868	47,662	42,031	370,403
• Net realized gain (loss) on investments	193,038	101,717	1,025,063	773,257	354,777	167,509	346,673
• Net change in unrealized appreciation or depreciation on investments	1,106,024	516,343	2,440,220	1,579,084	2,004,003	792,057	116,232
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,542,552	745,698	3,537,902	2,413,209	2,406,442	1,001,597	833,308
Changes From Unit Transactions:
• Net unit transactions	761,995	(656,062)	(306,897)	(1,123,093)	(267,666)	(339,105)	319,996
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	761,995	(656,062)	(306,897)	(1,123,093)	(267,666)	(339,105)	319,996
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,304,547	89,636	3,231,005	1,290,116	2,138,776	662,492	1,153,304
NET ASSETS AT DECEMBER 31, 2021	$14,985,182	$5,351,180	$16,692,551	$10,802,921	$11,075,758	$7,017,505	$13,011,883
See accompanying notes.

	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$58,649,350	$6,759,752	$49,103,988	$83,832,974	$503,051	$22,632,136
Changes From Operations:
• Net investment income (loss)	1,006,555	68,222	750,641	(157,963)	5,791	1,068,712
• Net realized gain (loss) on investments	842,977	99,599	908,385	1,972	12,526	(216,298)
• Net change in unrealized appreciation or depreciation on investments	1,403,821	178,309	908,156	(6)	27,527	344,951
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,253,353	346,130	2,567,182	(155,997)	45,844	1,197,365
Changes From Unit Transactions:
• Net unit transactions	(223,340)	(883,233)	(2,710,463)	(32,854,516)	62,122	2,709,179
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(223,340)	(883,233)	(2,710,463)	(32,854,516)	62,122	2,709,179
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,030,013	(537,103)	(143,281)	(33,010,513)	107,966	3,906,544
NET ASSETS AT DECEMBER 31, 2020	61,679,363	6,222,649	48,960,707	50,822,461	611,017	26,538,680
Changes From Operations:
• Net investment income (loss)	1,783,186	206,044	1,375,134	(262,498)	5,321	1,265,291
• Net realized gain (loss) on investments	3,938,003	136,984	2,395,410	4,593	30,597	46,437
• Net change in unrealized appreciation or depreciation on investments	1,905,631	(744,316)	1,264,131	(728)	88,868	361,902
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,626,820	(401,288)	5,034,675	(258,633)	124,786	1,673,630
Changes From Unit Transactions:
• Net unit transactions	(141,248)	1,781,353	(1,079,709)	14,943,609	(19,130)	4,906,347
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(141,248)	1,781,353	(1,079,709)	14,943,609	(19,130)	4,906,347
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,485,572	1,380,065	3,954,966	14,684,976	105,656	6,579,977
NET ASSETS AT DECEMBER 31, 2021	$69,164,935	$7,602,714	$52,915,673	$65,507,437	$716,673	$33,118,657

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$8,473,184	$35,799,263	$57,362,417	$19,459,206	$509,894	$30,101,044	$11,765,338
Changes From Operations:
• Net investment income (loss)	60,188	163,874	700,719	310,728	7,310	522,273	165,040
• Net realized gain (loss) on investments	(1,873)	901,138	462,115	(161,335)	1,155	300,882	108,835
• Net change in unrealized appreciation or depreciation on investments	274,404	5,085,639	2,304,953	(1,139,751)	52,376	1,228,677	719,319
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	332,719	6,150,651	3,467,787	(990,358)	60,841	2,051,832	993,194
Changes From Unit Transactions:
• Net unit transactions	1,057,592	7,942,365	8,182,830	511,344	(61,404)	4,392,370	(835,084)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,057,592	7,942,365	8,182,830	511,344	(61,404)	4,392,370	(835,084)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,390,311	14,093,016	11,650,617	(479,014)	(563)	6,444,202	158,110
NET ASSETS AT DECEMBER 31, 2020	9,863,495	49,892,279	69,013,034	18,980,192	509,331	36,545,246	11,923,448
Changes From Operations:
• Net investment income (loss)	45,171	61,829	693,500	629,043	6,591	449,612	187,525
• Net realized gain (loss) on investments	661,036	4,796,698	4,118,730	77,000	8,529	385,740	318,615
• Net change in unrealized appreciation or depreciation on investments	1,876,430	791,531	12,897,870	1,318,250	60,519	(1,794,594)	171,393
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,582,637	5,650,058	17,710,100	2,024,293	75,639	(959,242)	677,533
Changes From Unit Transactions:
• Net unit transactions	(1,848,784)	7,650,330	5,755,376	1,435,654	3,306	1,682,821	264,965
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,848,784)	7,650,330	5,755,376	1,435,654	3,306	1,682,821	264,965
TOTAL INCREASE (DECREASE) IN NET ASSETS	733,853	13,300,388	23,465,476	3,459,947	78,945	723,579	942,498
NET ASSETS AT DECEMBER 31, 2021	$10,597,348	$63,192,667	$92,478,510	$22,440,139	$588,276	$37,268,825	$12,865,946

See accompanying notes.

	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$3,023,989	$42,140,231	$31,767,040	$7,540,096	$70,774,813	$7,600,149
Changes From Operations:
• Net investment income (loss)	51,031	941,216	953,355	103,467	1,436,161	109,418
• Net realized gain (loss) on investments	69,805	(210,927)	(319,619)	250,114	6,390	(21,033)
• Net change in unrealized appreciation or depreciation on investments	148,434	(276,620)	1,113,687	123,932	5,983,291	(62,515)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	269,270	453,669	1,747,423	477,513	7,425,842	25,870
Changes From Unit Transactions:
• Net unit transactions	207,777	10,254,980	4,587,079	(40,420)	11,936,396	871,378
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	207,777	10,254,980	4,587,079	(40,420)	11,936,396	871,378
TOTAL INCREASE (DECREASE) IN NET ASSETS	477,047	10,708,649	6,334,502	437,093	19,362,238	897,248
NET ASSETS AT DECEMBER 31, 2020	3,501,036	52,848,880	38,101,542	7,977,189	90,137,051	8,497,397
Changes From Operations:
• Net investment income (loss)	122,662	2,167,901	2,002,530	413,624	2,119,352	162,345
• Net realized gain (loss) on investments	52,967	249,507	516,007	645,464	2,044,269	49,929
• Net change in unrealized appreciation or depreciation on investments	65,157	3,906,142	477,403	(96,891)	5,674,318	659,474
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	240,786	6,323,550	2,995,940	962,197	9,837,939	871,748
Changes From Unit Transactions:
• Net unit transactions	223,218	1,340,107	435,629	124,813	16,943,468	417,658
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	223,218	1,340,107	435,629	124,813	16,943,468	417,658
TOTAL INCREASE (DECREASE) IN NET ASSETS	464,004	7,663,657	3,431,569	1,087,010	26,781,407	1,289,406
NET ASSETS AT DECEMBER 31, 2021	$3,965,040	$60,512,537	$41,533,111	$9,064,199	$116,918,458	$9,786,803

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$27,063,435	$66,325,133	$34,181,910	$63,926,374	$24,919,064	$518,276,137	$66,531,282
Changes From Operations:
• Net investment income (loss)	567,459	1,051,819	688,890	1,181,235	671,672	5,707,611	285,584
• Net realized gain (loss) on investments	2	2,572,660	808,841	1,419,120	753,274	15,522,239	4,527,078
• Net change in unrealized appreciation or depreciation on investments	907,992	7,235,206	1,781,259	6,222,835	1,101,151	80,483,862	11,842,473
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,475,453	10,859,685	3,278,990	8,823,190	2,526,097	101,713,712	16,655,135
Changes From Unit Transactions:
• Net unit transactions	1,402,533	2,366,782	1,450,486	1,843,908	8,095,886	74,167,854	1,807,122
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,402,533	2,366,782	1,450,486	1,843,908	8,095,886	74,167,854	1,807,122
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,877,986	13,226,467	4,729,476	10,667,098	10,621,983	175,881,566	18,462,257
NET ASSETS AT DECEMBER 31, 2020	29,941,421	79,551,600	38,911,386	74,593,472	35,541,047	694,157,703	84,993,539
Changes From Operations:
• Net investment income (loss)	608,877	1,413,759	1,826,683	1,295,835	1,901,333	4,855,969	185,511
• Net realized gain (loss) on investments	5,263,459	1,188,375	625,914	2,890,392	603,116	31,056,987	6,446,428
• Net change in unrealized appreciation or depreciation on investments	3,449,056	5,228,518	2,053,369	3,925,466	2,165,893	160,188,649	4,969,223
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,321,392	7,830,652	4,505,966	8,111,693	4,670,342	196,101,605	11,601,162
Changes From Unit Transactions:
• Net unit transactions	436,167	6,983,270	1,297,808	7,339,644	4,730,277	47,667,854	10,104,968
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	436,167	6,983,270	1,297,808	7,339,644	4,730,277	47,667,854	10,104,968
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,757,559	14,813,922	5,803,774	15,451,337	9,400,619	243,769,459	21,706,130
NET ASSETS AT DECEMBER 31, 2021	$39,698,980	$94,365,522	$44,715,160	$90,044,809	$44,941,666	$937,927,162	$106,699,669

See accompanying notes.

	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$42,566,543	$285,171	$1,712,006	$719,717	$1,693,775	$44,852,250
Changes From Operations:
• Net investment income (loss)	954,607	7,009	32,757	17,192	15,902	(323,151)
• Net realized gain (loss) on investments	(312,135)	6,711	37,165	26,909	(39,582)	4,461,872
• Net change in unrealized appreciation or depreciation on investments	6,416,993	27,253	151,319	166,333	158,313	12,028,331
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,059,465	40,973	221,241	210,434	134,633	16,167,052
Changes From Unit Transactions:
• Net unit transactions	4,149,470	63,791	48,864	345,157	(412,046)	1,283,563
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,149,470	63,791	48,864	345,157	(412,046)	1,283,563
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,208,935	104,764	270,105	555,591	(277,413)	17,450,615
NET ASSETS AT DECEMBER 31, 2020	53,775,478	389,935	1,982,111	1,275,308	1,416,362	62,302,865
Changes From Operations:
• Net investment income (loss)	984,905	8,745	47,465	12,811	30,836	(453,872)
• Net realized gain (loss) on investments	17,324,333	14,935	59,368	103,786	50,306	9,298,282
• Net change in unrealized appreciation or depreciation on investments	(1,728,193)	5,320	78,369	15,527	143,383	3,548,764
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,581,045	29,000	185,202	132,124	224,525	12,393,174
Changes From Unit Transactions:
• Net unit transactions	(7,262,036)	(64,170)	(78,403)	(470,894)	43,658	(2,491,985)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,262,036)	(64,170)	(78,403)	(470,894)	43,658	(2,491,985)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,319,009	(35,170)	106,799	(338,770)	268,183	9,901,189
NET ASSETS AT DECEMBER 31, 2021	$63,094,487	$354,765	$2,088,910	$936,538	$1,684,545	$72,204,054

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Vanguard Bond Allocation Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington SMID Cap Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$28,856,505	$3,085,596	$38,219,880	$119,876,821	$53,007,151	$14,432,276	$11,287,618
Changes From Operations:
• Net investment income (loss)	(235,859)	32,131	433,765	989,310	939,306	(101,866)	40,297
• Net realized gain (loss) on investments	3,845,249	24,777	189,652	1,838,734	240,602	2,831,600	753,499
• Net change in unrealized appreciation or depreciation on investments	8,097,112	172,310	1,330,533	22,722,225	6,072,526	4,859,221	(92,965)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,706,502	229,218	1,953,950	25,550,269	7,252,434	7,588,955	700,831
Changes From Unit Transactions:
• Net unit transactions	8,585,741	2,602	6,283,446	13,783,069	7,556,769	6,095,242	1,001,994
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,585,741	2,602	6,283,446	13,783,069	7,556,769	6,095,242	1,001,994
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,292,243	231,820	8,237,396	39,333,338	14,809,203	13,684,197	1,702,825
NET ASSETS AT DECEMBER 31, 2020	49,148,748	3,317,416	46,457,276	159,210,159	67,816,354	28,116,473	12,990,443
Changes From Operations:
• Net investment income (loss)	(365,192)	71,749	441,468	870,405	1,711,035	(178,310)	(12,640)
• Net realized gain (loss) on investments	9,801,742	76,037	219,984	7,492,412	2,042,955	4,459,659	1,306,692
• Net change in unrealized appreciation or depreciation on investments	(2,890,152)	341,813	(1,529,594)	30,920,357	1,255,014	655,308	2,304,256
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,546,398	489,599	(868,142)	39,283,174	5,009,004	4,936,657	3,598,308
Changes From Unit Transactions:
• Net unit transactions	1,946,905	32,135	5,929,967	(2,974,071)	8,545,330	2,406,849	438,257
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,946,905	32,135	5,929,967	(2,974,071)	8,545,330	2,406,849	438,257
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,493,303	521,734	5,061,825	36,309,103	13,554,334	7,343,506	4,036,565
NET ASSETS AT DECEMBER 31, 2021	$57,642,051	$3,839,150	$51,519,101	$195,519,262	$81,370,688	$35,459,979	$17,027,008

See accompanying notes.

	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount	M Large Cap Value Fund Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,243,405	$1,283,157	$835,780	$559,517	$35,880,929	$26,349,807
Changes From Operations:
• Net investment income (loss)	(7,242)	13,511	(4,244)	5,729	(265,989)	420,753
• Net realized gain (loss) on investments	16,924	(20,750)	131,908	(26,355)	4,467,716	888,769
• Net change in unrealized appreciation or depreciation on investments	255,905	123,559	20,258	(29,821)	6,752,449	1,003,565
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	265,587	116,320	147,922	(50,447)	10,954,176	2,313,087
Changes From Unit Transactions:
• Net unit transactions	79,355	32,894	(202,049)	(59,961)	(450,554)	653,496
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	79,355	32,894	(202,049)	(59,961)	(450,554)	653,496
TOTAL INCREASE (DECREASE) IN NET ASSETS	344,942	149,214	(54,127)	(110,408)	10,503,622	2,966,583
NET ASSETS AT DECEMBER 31, 2020	1,588,347	1,432,371	781,653	449,109	46,384,551	29,316,390
Changes From Operations:
• Net investment income (loss)	(10,385)	29,902	(5,283)	5,623	(356,788)	368,897
• Net realized gain (loss) on investments	333,430	3,980	185,231	5,045	9,159,571	1,974,155
• Net change in unrealized appreciation or depreciation on investments	(68,569)	119,978	(10,012)	119,842	1,957,084	1,569,090
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	254,476	153,860	169,936	130,510	10,759,867	3,912,142
Changes From Unit Transactions:
• Net unit transactions	(320,010)	91,608	91,291	(16,244)	450,762	687,313
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(320,010)	91,608	91,291	(16,244)	450,762	687,313
TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,534)	245,468	261,227	114,266	11,210,629	4,599,455
NET ASSETS AT DECEMBER 31, 2021	$1,522,813	$1,677,839	$1,042,880	$563,375	$57,595,180	$33,915,845

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount	PIMCO VIT Commodity RealReturn® Strategy Portfolio - Administrative Class Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount
NET ASSETS AT JANUARY 1, 2020	$25,069,208	$2,378,404	$20,776,958	$2,700,931	$2,196,396	$14,984,021	$2,588,257
Changes From Operations:
• Net investment income (loss)	451,166	27	(166,880)	10,308	(3,917)	784,999	(7,657)
• Net realized gain (loss) on investments	1,016,645	165,866	1,652,435	(51,887)	89,851	(871,118)	244,074
• Net change in unrealized appreciation or depreciation on investments	123,526	315,666	6,123,909	(12,037)	292,409	445,622	122,996
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,591,337	481,559	7,609,464	(53,616)	378,343	359,503	359,413
Changes From Unit Transactions:
• Net unit transactions	1,508,618	839,983	(1,466,862)	7,188	(152,325)	1,009,788	(345,027)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,508,618	839,983	(1,466,862)	7,188	(152,325)	1,009,788	(345,027)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,099,955	1,321,542	6,142,602	(46,428)	226,018	1,369,291	14,386
NET ASSETS AT DECEMBER 31, 2020	28,169,163	3,699,946	26,919,560	2,654,503	2,422,414	16,353,312	2,602,643
Changes From Operations:
• Net investment income (loss)	328,144	(13,911)	(220,528)	(5,025)	(11,315)	647,427	7,581
• Net realized gain (loss) on investments	1,715,940	427,491	3,844,584	129,500	153,821	170,544	231,453
• Net change in unrealized appreciation or depreciation on investments	1,801,903	481,248	(419,364)	698,156	397,456	4,242,826	245,554
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,845,987	894,828	3,204,692	822,631	539,962	5,060,797	484,588
Changes From Unit Transactions:
• Net unit transactions	(28,330)	(142,319)	(712,583)	(235,265)	(183,202)	(4,168,014)	56,823
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(28,330)	(142,319)	(712,583)	(235,265)	(183,202)	(4,168,014)	56,823
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,817,657	752,509	2,492,109	587,366	356,760	892,783	541,411
NET ASSETS AT DECEMBER 31, 2021	$31,986,820	$4,452,455	$29,411,669	$3,241,869	$2,779,174	$17,246,095	$3,144,054

See accompanying notes.

	Putnam VT Large Cap Value Fund - Class IB Subaccount	Templeton Foreign VIP Fund - Class 1 Subaccount	Templeton Foreign VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$886,984	$1,667,501	$3,110,828	$21,712,404	$3,342,002	$1,261,299
Changes From Operations:
• Net investment income (loss)	7,045	41,599	70,877	1,573,062	75,476	25,396
• Net realized gain (loss) on investments	37,057	(21,243)	(29,845)	(389,908)	(116,153)	(32,881)
• Net change in unrealized appreciation or depreciation on investments	2,683	(36,916)	(66,127)	(2,427,077)	170,996	66,212
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,785	(16,560)	(25,095)	(1,243,923)	130,319	58,727
Changes From Unit Transactions:
• Net unit transactions	140,389	86,023	29,334	2,783,605	(173,847)	(236,961)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	140,389	86,023	29,334	2,783,605	(173,847)	(236,961)
TOTAL INCREASE (DECREASE) IN NET ASSETS	187,174	69,463	4,239	1,539,682	(43,528)	(178,234)
NET ASSETS AT DECEMBER 31, 2020	1,074,158	1,736,964	3,115,067	23,252,086	3,298,474	1,083,065
Changes From Operations:
• Net investment income (loss)	4,663	22,183	33,886	(158,436)	24,527	3,146
• Net realized gain (loss) on investments	76,935	1,745	5,816	(653,556)	(7,628)	1,320
• Net change in unrealized appreciation or depreciation on investments	210,161	39,035	63,898	(508,861)	135,648	39,104
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	291,759	62,963	103,600	(1,320,853)	152,547	43,570
Changes From Unit Transactions:
• Net unit transactions	598,134	(26,796)	16,918	3,266,711	66,510	(9,173)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	598,134	(26,796)	16,918	3,266,711	66,510	(9,173)
TOTAL INCREASE (DECREASE) IN NET ASSETS	889,893	36,167	120,518	1,945,858	219,057	34,397
NET ASSETS AT DECEMBER 31, 2021	$1,964,051	$1,773,131	$3,235,585	$25,197,944	$3,517,531	$1,117,462

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	TOPS® Balanced ETF Portfolio - Class 2 Shares Subaccount	TOPS® Moderate Growth ETF Portfolio - Class 2 Shares Subaccount
NET ASSETS AT JANUARY 1, 2020	$356,939	$4,945
Changes From Operations:
• Net investment income (loss)	16,481	10,884
• Net realized gain (loss) on investments	1,043	1,196
• Net change in unrealized appreciation or depreciation on investments	210,970	147,269
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	228,494	159,349
Changes From Unit Transactions:
• Net unit transactions	1,278,876	1,612,216
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,278,876	1,612,216
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,507,370	1,771,565
NET ASSETS AT DECEMBER 31, 2020	1,864,309	1,776,510
Changes From Operations:
• Net investment income (loss)	(319)	2,482
• Net realized gain (loss) on investments	270,572	11,493
• Net change in unrealized appreciation or depreciation on investments	(159,878)	209,407
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,375	223,382
Changes From Unit Transactions:
• Net unit transactions	(1,484,221)	950,579
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,484,221)	950,579
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,373,846)	1,173,961
NET ASSETS AT DECEMBER 31, 2021	$490,463	$2,950,471

See accompanying notes.

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements

December 31, 2021

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of fourteen products as follows:

• Lincoln SVUL • Lincoln SVUL-I • Lincoln SVUL-II • Lincoln SVUL-III • Lincoln SVUL-IV • Lincoln SVULONE • Lincoln Momentum SVULONE • Lincoln SVULONE 2007	• Lincoln Momentum SVULONE 2007 • Lincoln PreservationEdge SVUL • Lincoln SVULONE 2013 • Lincoln SVULONE 2016 • Lincoln SVULONE 2019 • Lincoln SVULONE 2021

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirty-two mutual funds (the Funds) of twenty-one open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Plus Bond Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Century VP Inflation Protection Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Service Class

Fidelity® VIP Growth Opportunities Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP High Income Portfolio - Service Class

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares

Janus Henderson Global Technology and Innovation Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Diversified Income Fund - Standard Class

LVIP Delaware High Yield Fund - Standard Class

LVIP Delaware Limited-Term Diversified Income Fund - Standard Class

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware REIT Fund - Standard Class

LVIP Delaware SMID Cap Core Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware U.S. Growth Fund - Standard Class

LVIP Delaware Value Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Core Equity Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class

LVIP Vanguard Bond Allocation Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington SMID Cap Value Fund - Standard Class

M Fund, Inc.:

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Balanced ETF Portfolio - Class 2 Shares

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Global Health Care Fund - Class IB

Putnam VT Large Cap Value Fund - Class IB

*  Denotes an affiliate of the Company

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2021. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2020, the following funds changed their names:

Previous Fund Name	New Fund Name
Janus Henderson Global Technology Portfolio - Service Shares	Janus Henderson Global Technology and Innovation Portfolio - Service Shares
LVIP Delaware Special Opportunities Fund - Standard Class	LVIP Delaware Mid Cap Value Fund - Standard Class

During 2021, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Wellington Mid-Cap Value Fund - Standard Class	LVIP Wellington SMID Cap Value Fund - Standard Class
Putnam VT Equity Income Fund - Class IB	Putnam VT Large Cap Value Fund - Class IB

Also during 2021, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the Delaware VIP® Trust. The following funds were affected:

Fund Acquired	Acquiring Fund
Delaware VIP® Diversified Income Series - Standard Class	LVIP Delaware Diversified Income Fund - Standard Class
Delaware VIP® High Yield Series - Standard Class	LVIP Delaware High Yield Fund - Standard Class
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
Delaware VIP® REIT Series - Standard Class	LVIP Delaware REIT Fund - Standard Class
Delaware VIP® Smid Cap Core Series - Standard Class	LVIP Delaware SMID Cap Core Fund - Standard Class
Delaware VIP® U.S. Growth Series - Standard Class	LVIP Delaware U.S. Growth Fund - Standard Class
Delaware VIP® Value Series - Standard Class	LVIP Delaware Value Fund - Standard Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the fourteen policy types within the Variable Account:

•  Lincoln SVUL - annual rate of .80%.

•  Lincoln SVUL-I - annual rate of .80%.

•  Lincoln SVUL-II - annual rate of .80%.

•  Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

•  Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

•  Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln Momentum SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln Momentum SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and .00% thereafter.

•  Lincoln SVULONE 2013 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln SVULONE 2016 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln SVULONE 2019 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln SVULONE 2021 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2021 and 2020, amounted to $35,086,661 and $31,381,945 respectively.

The Company charges a monthly administrative fee which varies by product. Refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2021 and 2020, amounted to $83,248,489 and $79,473,151, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2021 and 2020, amounted to $50,365,203 and $46,376,342, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2021 and 2020, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln Momentum SVULONE, Lincoln SVULONE 2007, Lincoln Momentum SVULONE 2007, Lincoln PreservationEdge SVUL, Lincoln SVULONE 2013, Lincoln SVULONE 2016 and Lincoln SVULONE 2019. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the years ended December 31, 2021 and 2020, amounted to $765,067 and $2,755,114, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2021, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2021		0.00%	0.90%	$27.34	$65.03	478,274	$15,296,592	21.77%	22.75%	0.00%
	2020		0.10%	0.90%	22.45	52.98	417,316	11,265,264	38.16%	39.27%	0.68%
	2019		0.10%	0.90%	16.25	38.04	383,651	7,462,855	28.99%	30.03%	0.43%
	2018		0.10%	0.90%	12.60	29.26	366,303	5,559,287	-10.60%	-9.89%	0.00%
	2017		0.10%	0.90%	14.25	32.47	244,417	4,602,732	35.58%	36.53%	0.44%
AB VPS Growth and Income Portfolio - Class A
	2021		0.10%	0.80%	17.73	60.15	335,687	12,629,574	27.14%	28.03%	0.84%
	2020		0.10%	0.80%	13.86	46.98	412,189	11,673,274	1.90%	2.62%	1.61%
	2019		0.10%	0.80%	13.52	45.78	372,540	10,415,651	22.93%	23.79%	1.22%
	2018		0.10%	0.80%	12.42	36.98	383,977	9,260,238	-6.36%	-5.70%	1.00%
	2017		0.10%	0.80%	13.18	39.22	398,188	10,161,539	17.98%	18.81%	1.44%
AB VPS International Value Portfolio - Class A
	2021		0.10%	0.80%	10.38	25.16	311,584	3,763,142	10.20%	10.97%	1.98%
	2020		0.10%	0.80%	7.55	22.67	349,001	3,766,206	1.65%	2.36%	2.06%
	2019		0.10%	0.80%	7.41	22.14	282,948	3,011,624	16.20%	17.02%	0.94%
	2018		0.10%	0.80%	6.37	18.92	299,689	2,637,300	-23.40%	-22.87%	1.57%
	2017		0.10%	0.80%	8.29	24.53	282,428	3,060,364	24.42%	25.29%	2.25%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Large Cap Growth Portfolio - Class A
	2021		0.40%	0.80%	$67.22	$78.76	99,045	$6,297,973	27.91%	28.20%	0.00%
	2020		0.60%	0.80%	52.54	61.56	96,766	5,179,889	34.41%	34.67%	0.00%
	2019		0.60%	0.80%	39.09	45.80	116,610	4,636,708	33.62%	33.89%	0.00%
	2018		0.60%	0.80%	29.26	34.28	156,071	4,654,698	1.76%	1.96%	0.00%
	2017		0.60%	0.80%	28.75	33.68	159,005	4,682,569	30.93%	31.20%	0.00%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2021		0.00%	0.90%	15.60	71.98	1,439,445	39,188,846	34.73%	35.81%	0.77%
	2020		0.10%	0.90%	11.50	53.00	1,474,590	31,481,745	2.44%	3.27%	1.10%
	2019		0.10%	0.90%	11.15	51.33	1,294,878	28,164,431	19.02%	19.98%	0.60%
	2018		0.10%	0.90%	11.38	42.78	1,183,838	22,440,201	-15.79%	-15.11%	0.47%
	2017		0.10%	0.90%	13.52	50.40	1,032,732	25,143,704	12.13%	13.03%	0.46%
American Century VP Balanced Fund - Class I
	2021		0.00%	0.90%	17.10	17.89	1,400,358	24,138,476	14.73%	15.65%	0.72%
	2020		0.10%	0.90%	14.91	15.47	1,283,314	19,271,734	11.52%	12.41%	1.21%
	2019		0.10%	0.90%	13.37	13.76	1,128,916	15,179,635	18.78%	19.73%	1.60%
	2018		0.10%	0.90%	11.25	11.49	713,225	8,059,880	-4.69%	-3.93%	1.61%
	2017		0.10%	0.90%	11.81	11.96	276,314	3,281,393	12.89%	13.80%	1.59%
American Century VP Inflation Protection Fund - Class I
	2021		0.10%	0.80%	12.71	18.59	500,048	8,279,448	5.76%	6.51%	3.41%
	2020		0.10%	0.80%	11.95	17.54	460,879	7,238,533	8.93%	9.70%	1.62%
	2019		0.10%	0.80%	10.90	16.07	454,411	6,610,406	8.29%	9.05%	2.57%
	2018		0.10%	0.80%	10.14	14.81	431,173	6,048,384	-3.35%	-2.67%	3.08%
	2017		0.10%	0.80%	10.43	15.32	486,964	7,240,118	3.10%	3.82%	2.74%
American Funds Global Growth Fund - Class 2
	2021		0.00%	0.90%	23.02	70.27	3,255,266	104,380,210	15.38%	16.30%	0.34%
	2020		0.10%	0.90%	19.81	60.42	3,197,742	89,700,945	29.30%	30.33%	0.36%
	2019		0.10%	0.90%	15.22	46.35	2,914,449	66,345,332	34.06%	35.14%	1.19%
	2018		0.10%	0.90%	11.27	34.30	2,517,633	44,593,177	-9.86%	-9.13%	0.72%
	2017		0.10%	0.90%	13.62	37.75	1,963,991	41,070,048	30.29%	31.34%	0.72%
American Funds Global Small Capitalization Fund - Class 2
	2021		0.00%	0.90%	18.91	69.52	1,674,391	45,369,148	5.78%	6.63%	0.00%
	2020		0.10%	0.90%	17.75	65.66	1,527,277	40,940,345	28.56%	29.59%	0.17%
	2019		0.10%	0.90%	13.71	51.02	1,421,666	30,858,686	30.34%	31.39%	0.16%
	2018		0.10%	0.90%	11.82	39.10	1,310,026	22,436,249	-11.35%	-10.64%	0.08%
	2017		0.10%	0.90%	13.33	44.07	1,117,196	23,163,593	24.77%	25.77%	0.43%
American Funds Growth Fund - Class 2
	2021		0.00%	0.90%	28.79	107.96	6,325,776	287,604,509	20.90%	21.87%	0.22%
	2020		0.10%	0.90%	23.64	88.59	6,221,359	243,006,838	50.72%	51.93%	0.32%
	2019		0.10%	0.90%	15.58	58.31	6,557,052	171,237,461	29.60%	30.64%	0.78%
	2018		0.10%	0.90%	11.94	44.63	5,927,402	123,839,024	-1.14%	-0.35%	0.44%
	2017		0.10%	0.90%	14.05	44.79	5,419,860	121,196,430	27.14%	28.16%	0.52%
American Funds Growth-Income Fund - Class 2
	2021		0.00%	0.90%	20.10	69.06	8,941,857	281,326,171	22.98%	23.97%	1.14%
	2020		0.10%	0.90%	16.23	55.71	8,378,684	222,708,535	12.53%	13.43%	1.40%
	2019		0.10%	0.90%	14.32	49.11	7,840,183	189,813,612	25.01%	26.01%	1.76%
	2018		0.10%	0.90%	13.00	38.98	6,698,223	136,819,261	-2.67%	-1.88%	1.42%
	2017		0.10%	0.90%	13.36	39.72	6,556,821	140,750,162	21.29%	22.26%	1.47%
American Funds International Fund - Class 2
	2021		0.00%	0.90%	14.76	38.60	6,121,871	116,512,521	-2.38%	-1.59%	2.55%
	2020		0.10%	0.90%	15.01	39.50	5,396,740	107,832,467	12.95%	13.86%	0.67%
	2019		0.10%	0.90%	13.20	34.93	5,247,506	94,892,226	21.78%	22.76%	1.48%
	2018		0.10%	0.90%	11.94	28.66	5,228,274	77,784,771	-13.91%	-13.22%	1.81%
	2017		0.10%	0.90%	13.87	33.25	4,346,140	77,727,236	30.96%	32.01%	1.33%
BlackRock Global Allocation V.I. Fund - Class I
	2021		0.00%	0.90%	15.44	26.36	7,841,906	145,629,444	5.72%	6.57%	0.93%
	2020		0.10%	0.90%	14.50	24.74	7,430,741	132,032,000	19.92%	20.89%	1.38%
	2019		0.10%	0.90%	12.01	20.46	6,941,493	104,848,791	16.93%	17.87%	1.35%
	2018		0.10%	0.90%	10.20	17.36	6,807,983	88,415,216	-8.17%	-7.43%	1.03%
	2017		0.10%	0.90%	11.75	18.75	5,896,469	85,071,265	12.84%	13.74%	1.39%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ClearBridge Variable Mid Cap Portfolio - Class I
	2021		0.00%	0.90%	$18.40	$23.07	957,131	$20,478,871	27.55%	28.58%	0.03%
	2020		0.10%	0.90%	14.32	17.94	941,525	16,004,299	14.32%	15.24%	0.31%
	2019		0.10%	0.90%	12.44	15.57	744,043	11,069,131	31.75%	32.81%	0.66%
	2018		0.10%	0.90%	10.85	11.72	648,086	7,317,669	-13.30%	-12.61%	0.52%
	2017		0.10%	0.90%	12.51	13.41	580,701	7,583,994	11.79%	12.68%	0.50%
Delaware VIP® Emerging Markets Series - Standard Class
	2021		0.00%	0.90%	15.78	71.78	4,237,031	88,177,642	-3.71%	-2.93%	0.30%
	2020		0.10%	0.90%	16.27	74.47	3,469,338	78,146,821	23.96%	24.96%	0.78%
	2019		0.10%	0.90%	13.03	60.01	3,347,333	62,048,753	21.53%	22.51%	0.68%
	2018		0.10%	0.90%	10.65	49.33	2,880,092	44,870,938	-16.56%	-15.89%	3.25%
	2017		0.10%	0.90%	13.32	59.06	2,159,868	43,744,930	39.29%	40.41%	0.57%
Delaware VIP® Small Cap Value Series - Standard Class
	2021		0.00%	0.90%	15.18	80.67	2,159,110	63,397,633	33.21%	34.28%	0.83%
	2020		0.10%	0.90%	11.31	60.50	2,382,632	54,089,496	-2.78%	-2.00%	1.32%
	2019		0.10%	0.90%	11.56	62.17	1,924,171	48,059,312	26.99%	28.01%	1.04%
	2018		0.10%	0.90%	9.04	48.90	1,745,117	36,308,370	-17.46%	-16.80%	0.84%
	2017		0.10%	0.90%	13.92	59.19	1,419,938	40,465,759	11.05%	11.94%	0.84%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2021		0.00%	0.90%	12.91	18.91	663,839	9,240,645	11.73%	12.63%	1.68%
	2020		0.10%	0.90%	11.54	16.79	419,842	5,415,531	4.76%	5.60%	2.53%
	2019		0.10%	0.90%	11.03	15.90	451,918	5,539,231	13.66%	14.57%	3.92%
	2018		0.10%	0.90%	9.70	13.88	357,666	3,878,846	-9.95%	-9.23%	2.07%
	2017		0.10%	0.90%	10.77	15.29	312,536	3,794,408	6.45%	7.30%	2.24%
DWS Equity 500 Index VIP Portfolio - Class A
	2021		0.20%	0.80%	25.09	60.07	2,210,732	90,850,582	27.38%	28.14%	1.43%
	2020		0.20%	0.80%	19.58	47.16	2,221,524	72,594,125	17.16%	17.86%	1.66%
	2019		0.20%	0.80%	16.61	40.26	2,374,791	67,240,018	30.14%	30.92%	1.95%
	2018		0.20%	0.80%	12.69	30.93	2,551,405	55,769,032	-5.41%	-4.84%	1.68%
	2017		0.20%	0.80%	13.33	32.70	2,651,968	61,579,679	20.57%	21.29%	1.76%
DWS Small Cap Index VIP Portfolio - Class A
	2021		0.20%	0.80%	21.03	58.18	232,425	9,942,922	13.59%	14.27%	0.82%
	2020		0.20%	0.80%	18.41	51.22	244,162	9,202,393	18.48%	19.19%	1.12%
	2019		0.20%	0.80%	15.44	43.23	233,317	7,400,252	24.23%	24.97%	1.04%
	2018		0.20%	0.80%	12.36	34.80	258,400	6,693,013	-11.94%	-11.41%	0.98%
	2017		0.20%	0.80%	13.95	39.52	284,940	8,475,797	13.42%	14.10%	0.96%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2021		0.80%	0.80%	31.11	31.11	21,003	653,457	9.04%	9.04%	1.65%
	2020		0.80%	0.80%	28.53	28.53	20,838	594,542	13.96%	13.96%	1.55%
	2019		0.80%	0.80%	25.04	25.04	19,163	479,785	17.31%	17.31%	1.77%
	2018		0.80%	0.80%	21.34	21.34	22,814	486,941	-6.10%	-6.10%	1.23%
	2017		0.80%	0.80%	22.73	22.73	34,442	782,915	13.20%	13.20%	1.85%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2021		0.00%	0.90%	23.37	84.30	4,293,988	164,118,695	26.57%	27.58%	0.05%
	2020		0.10%	0.90%	18.33	66.08	4,237,816	132,602,730	29.26%	30.30%	0.15%
	2019		0.10%	0.90%	14.08	50.71	4,305,609	106,107,778	30.27%	31.32%	0.37%
	2018		0.10%	0.90%	10.74	38.62	4,225,111	81,100,299	-7.32%	-6.58%	0.62%
	2017		0.10%	0.90%	13.05	41.34	3,819,172	84,196,487	20.67%	21.64%	0.91%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2021		0.80%	0.80%	41.14	41.14	66,898	2,752,227	23.90%	23.90%	1.82%
	2020		0.80%	0.80%	33.21	33.21	77,927	2,587,588	5.84%	5.84%	1.80%
	2019		0.80%	0.80%	31.37	31.37	89,114	2,795,671	26.43%	26.43%	1.99%
	2018		0.80%	0.80%	24.81	24.81	96,151	2,385,887	-9.02%	-9.02%	2.25%
	2017		0.80%	0.80%	27.27	27.27	103,660	2,827,328	11.99%	11.99%	1.70%
Fidelity® VIP Equity-Income Portfolio - Service Class
	2021		0.40%	0.80%	35.80	41.82	81,008	2,949,408	23.83%	24.08%	1.85%
	2020		0.60%	0.80%	28.85	33.77	74,842	2,345,452	5.70%	5.91%	1.73%
	2019		0.60%	0.80%	27.24	31.95	76,370	2,265,834	26.31%	26.56%	1.94%
	2018		0.60%	0.80%	21.52	25.30	79,112	1,860,235	-9.13%	-8.95%	2.18%
	2017		0.60%	0.80%	23.64	27.84	80,580	2,084,241	11.91%	12.13%	1.63%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Growth Opportunities Portfolio - Service Class
	2021		0.80%	0.80%	$59.01	$60.90	120,235	$7,278,340	10.94%	10.94%	0.00%
	2020		0.80%	0.80%	53.19	54.90	123,734	6,748,664	67.15%	67.15%	0.01%
	2019		0.80%	0.80%	31.82	32.84	114,700	3,737,721	39.58%	39.58%	0.05%
	2018		0.80%	0.80%	22.80	23.53	122,188	2,849,326	11.45%	11.45%	0.10%
	2017		0.80%	0.80%	20.46	21.11	117,255	2,453,569	33.33%	33.33%	0.20%
Fidelity® VIP Growth Portfolio - Service Class
	2021		0.00%	0.90%	29.23	109.02	2,055,121	84,492,674	21.98%	22.96%	0.00%
	2020		0.10%	0.90%	23.80	88.66	2,009,547	69,168,094	42.46%	43.61%	0.06%
	2019		0.10%	0.90%	16.59	61.74	2,032,075	50,030,730	32.98%	34.05%	0.17%
	2018		0.10%	0.90%	12.39	46.06	1,760,479	32,889,096	-1.17%	-0.37%	0.15%
	2017		0.10%	0.90%	13.98	46.23	1,546,979	30,099,413	33.79%	34.87%	0.12%
Fidelity® VIP High Income Portfolio - Service Class
	2021		0.80%	0.80%	22.08	22.08	106,906	2,360,139	3.66%	3.66%	5.28%
	2020		0.80%	0.80%	21.29	21.30	105,348	2,243,550	1.83%	1.83%	4.92%
	2019		0.80%	0.80%	20.91	20.91	104,151	2,178,177	14.00%	14.00%	5.06%
	2018		0.80%	0.80%	18.34	18.34	111,736	2,049,745	-4.37%	-4.37%	5.55%
	2017		0.80%	0.80%	19.18	19.18	112,501	2,158,065	6.22%	6.22%	5.26%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	2021		0.80%	0.80%	25.76	25.76	57,074	1,470,177	-1.40%	-1.40%	2.04%
	2020		0.80%	0.80%	26.12	26.12	55,757	1,456,626	8.52%	8.52%	2.23%
	2019		0.80%	0.80%	24.07	24.07	57,295	1,379,256	8.79%	8.79%	2.56%
	2018		0.80%	0.80%	22.13	22.13	75,668	1,674,322	-1.32%	-1.32%	2.39%
	2017		0.80%	0.80%	22.42	22.42	83,912	1,881,625	3.39%	3.39%	2.34%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2021		0.00%	0.90%	17.73	61.25	3,123,486	75,910,828	24.38%	25.38%	0.52%
	2020		0.10%	0.90%	14.16	48.85	3,258,246	64,215,273	16.98%	17.92%	0.56%
	2019		0.10%	0.90%	12.02	41.43	2,683,689	47,063,491	22.24%	23.22%	0.83%
	2018		0.10%	0.90%	9.76	33.62	2,368,467	34,485,343	-15.40%	-14.72%	0.58%
	2017		0.10%	0.90%	13.34	39.42	1,968,228	35,238,417	19.62%	20.58%	0.65%
Fidelity® VIP Overseas Portfolio - Service Class
	2021		0.10%	0.80%	17.70	40.30	202,143	6,038,741	18.62%	19.45%	0.46%
	2020		0.10%	0.80%	14.89	33.74	197,999	5,170,341	14.57%	15.38%	0.38%
	2019		0.10%	0.80%	12.97	29.24	183,584	4,115,121	26.66%	27.55%	1.74%
	2018		0.10%	0.80%	10.22	22.93	186,323	3,275,930	-15.56%	-14.97%	1.43%
	2017		0.10%	0.80%	12.08	26.96	196,104	4,124,627	29.07%	29.97%	1.33%
Franklin Income VIP Fund - Class 1
	2021		0.00%	0.90%	14.03	35.20	2,621,792	48,740,751	15.96%	16.89%	4.64%
	2020		0.10%	0.90%	12.01	30.12	2,588,854	41,520,855	0.07%	0.87%	5.71%
	2019		0.10%	0.90%	11.92	29.86	2,179,814	35,272,264	15.38%	16.30%	5.20%
	2018		0.10%	0.90%	11.50	25.67	1,794,543	25,853,470	-4.95%	-4.19%	4.91%
	2017		0.10%	0.90%	12.10	26.79	1,639,987	24,759,689	8.96%	9.83%	4.25%
Franklin Mutual Shares VIP Fund - Class 1
	2021		0.00%	0.90%	13.27	38.68	1,177,183	23,811,004	18.45%	19.40%	3.09%
	2020		0.10%	0.90%	11.13	32.40	1,133,846	19,730,552	-5.70%	-4.94%	3.24%
	2019		0.10%	0.90%	11.72	34.08	952,940	18,121,826	21.82%	22.80%	2.14%
	2018		0.10%	0.90%	11.12	27.75	877,527	13,802,971	-9.67%	-8.95%	2.72%
	2017		0.10%	0.90%	12.31	30.48	795,198	14,049,261	7.66%	8.53%	2.49%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2021		0.10%	0.80%	24.26	85.32	170,452	8,719,134	9.38%	10.14%	0.00%
	2020		0.10%	0.80%	22.05	77.46	207,730	9,584,259	54.29%	55.37%	0.00%
	2019		0.10%	0.80%	14.20	49.85	221,033	6,412,461	30.75%	31.67%	0.00%
	2018		0.10%	0.80%	10.80	37.86	223,032	5,349,867	-5.91%	-5.25%	0.00%
	2017		0.10%	0.80%	13.01	39.96	213,855	5,432,640	20.78%	21.62%	0.00%
Invesco V.I. American Franchise Fund - Series I Shares
	2021		0.80%	0.80%	18.89	52.24	854,779	18,301,368	11.03%	11.03%	0.00%
	2020		0.80%	0.80%	17.01	47.05	887,047	17,243,436	41.22%	41.22%	0.07%
	2019		0.80%	0.80%	12.05	33.31	976,564	13,447,539	35.67%	35.67%	0.00%
	2018		0.80%	0.80%	8.88	24.56	1,037,258	10,691,587	-4.39%	-4.39%	0.00%
	2017		0.80%	0.80%	9.29	25.68	1,108,562	12,067,739	26.33%	26.33%	0.08%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Core Equity Fund - Series I Shares
	2021		0.80%	0.80%	$22.50	$42.67	709,268	$17,957,576	26.72%	26.72%	0.66%
	2020		0.80%	0.80%	17.76	33.67	753,038	15,088,321	12.94%	12.94%	1.36%
	2019		0.80%	0.80%	15.72	29.81	821,953	14,643,486	27.94%	27.94%	0.95%
	2018		0.80%	0.80%	12.29	23.30	875,852	12,207,325	-10.12%	-10.12%	0.89%
	2017		0.80%	0.80%	13.67	25.92	940,673	14,608,338	12.27%	12.27%	1.04%
Invesco V.I. Core Plus Bond Fund - Series I Shares
	2021		0.80%	0.80%	19.14	19.14	39,510	756,322	-1.45%	-1.45%	1.51%
	2020		0.80%	0.80%	19.42	19.42	34,829	676,512	8.85%	8.85%	1.93%
	2019		0.80%	0.80%	17.84	17.84	34,073	608,036	10.18%	10.18%	2.85%
	2018		0.80%	0.80%	16.20	16.20	31,773	514,601	-3.14%	-3.14%	3.68%
	2017		0.80%	0.80%	16.72	16.72	31,627	528,871	5.50%	5.50%	3.29%
Invesco V.I. International Growth Fund - Series I Shares
	2021		0.00%	0.90%	14.66	40.26	1,260,751	20,732,052	4.94%	5.78%	1.25%
	2020		0.10%	0.90%	13.93	38.32	1,374,800	21,416,217	12.97%	13.88%	2.36%
	2019		0.10%	0.90%	12.29	33.89	1,424,432	19,735,052	27.42%	28.44%	1.58%
	2018		0.10%	0.90%	9.62	26.57	1,489,018	16,212,844	-15.74%	-15.06%	2.09%
	2017		0.10%	0.90%	11.38	31.50	1,419,500	18,622,007	21.90%	22.88%	1.49%
Janus Henderson Balanced Portfolio - Institutional Shares
	2021		0.80%	0.80%	42.46	48.45	310,115	13,471,298	16.26%	16.26%	0.91%
	2020		0.80%	0.80%	36.52	41.67	319,398	11,962,337	13.40%	13.40%	1.84%
	2019		0.80%	0.80%	32.20	36.75	317,002	10,497,786	21.61%	21.61%	1.89%
	2018		0.80%	0.80%	26.48	30.22	348,005	9,469,106	-0.12%	-0.12%	2.15%
	2017		0.80%	0.80%	26.51	30.25	369,472	10,074,961	17.49%	17.49%	1.62%
Janus Henderson Balanced Portfolio - Service Shares
	2021		0.40%	0.80%	44.07	46.50	105,352	4,626,438	15.98%	16.21%	0.68%
	2020		0.60%	0.80%	37.92	40.09	100,571	3,940,160	13.12%	13.35%	1.51%
	2019		0.60%	0.80%	33.46	35.44	100,064	3,462,221	21.30%	21.54%	1.69%
	2018		0.60%	0.80%	27.53	29.22	96,078	2,745,641	-0.37%	-0.17%	1.78%
	2017		0.60%	0.80%	27.57	29.33	99,128	2,842,666	17.19%	17.43%	1.38%
Janus Henderson Enterprise Portfolio - Service Shares
	2021		0.40%	0.80%	75.22	97.51	62,162	4,058,925	15.61%	15.84%	0.24%
	2020		0.60%	0.80%	65.06	84.35	58,106	4,040,458	18.23%	18.47%	0.00%
	2019		0.60%	0.80%	55.03	71.34	68,296	4,052,308	34.08%	34.35%	0.05%
	2018		0.60%	0.80%	41.04	53.21	73,196	3,263,738	-1.46%	-1.26%	0.11%
	2017		0.60%	0.80%	41.65	53.99	78,147	3,526,126	26.07%	26.33%	0.14%
Janus Henderson Global Research Portfolio - Institutional Shares
	2021		0.80%	0.80%	19.05	29.92	777,723	15,475,080	17.15%	17.15%	0.52%
	2020		0.80%	0.80%	16.26	25.54	750,009	12,798,614	19.10%	19.10%	0.73%
	2019		0.80%	0.80%	13.65	21.44	800,946	11,596,750	28.02%	28.02%	1.01%
	2018		0.80%	0.80%	10.66	16.75	806,883	9,176,871	-7.61%	-7.61%	1.14%
	2017		0.80%	0.80%	11.54	18.13	817,656	10,164,903	26.02%	26.02%	0.82%
Janus Henderson Global Research Portfolio - Service Shares
	2021		0.40%	0.80%	31.41	35.84	99,246	3,302,902	16.86%	16.86%	0.36%
	2020		0.80%	0.80%	26.88	30.67	107,091	3,054,653	18.81%	18.81%	0.55%
	2019		0.80%	0.80%	22.63	25.81	106,178	2,549,323	27.69%	27.69%	0.89%
	2018		0.80%	0.80%	17.72	20.22	102,301	1,954,799	-7.82%	-7.82%	0.97%
	2017		0.80%	0.80%	19.22	21.93	114,753	2,379,062	25.67%	25.67%	0.69%
Janus Henderson Global Technology and Innovation Portfolio - Service Shares
	2021		0.80%	0.80%	35.90	35.91	355,054	12,747,357	16.81%	16.81%	0.11%
	2020		0.80%	0.80%	30.74	30.74	393,413	12,092,161	49.53%	49.53%	0.00%
	2019		0.80%	0.80%	20.56	20.56	429,217	8,822,818	43.67%	43.67%	0.00%
	2018		0.80%	0.80%	14.31	14.31	484,893	6,937,842	0.11%	0.11%	0.00%
	2017		0.80%	0.80%	14.29	14.29	554,158	7,920,542	43.76%	43.76%	0.00%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	2021		0.00%	0.90%	15.65	16.40	727,789	11,799,306	8.53%	9.40%	1.01%
	2020		0.10%	0.90%	14.41	15.11	716,482	10,678,777	14.65%	15.57%	1.87%
	2019		0.10%	0.90%	12.55	13.18	641,623	8,310,392	15.83%	16.76%	2.36%
	2018		0.10%	0.90%	10.83	11.38	448,566	4,961,606	-6.90%	-6.15%	0.00%
	2017		0.10%	0.90%	11.62	12.22	340,493	4,004,370	16.06%	16.99%	3.63%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund - Service Class
	2021		0.00%	0.90%	$24.82	$98.42	1,330,044	$46,104,890	17.66%	18.60%	0.00%
	2020		0.10%	0.90%	20.95	82.98	1,220,915	36,762,826	32.88%	33.95%	0.00%
	2019		0.10%	0.90%	15.65	61.95	1,201,017	27,883,210	35.16%	36.25%	0.00%
	2018		0.10%	0.90%	12.53	45.47	1,177,827	20,555,020	-4.79%	-4.03%	0.00%
	2017		0.10%	0.90%	13.16	47.38	1,060,823	20,716,653	26.10%	27.11%	0.00%
LVIP Baron Growth Opportunities Fund - Standard Class
	2021		0.20%	0.80%	27.93	66.35	12,642	786,052	18.07%	18.77%	0.00%
	2020		0.20%	0.80%	23.52	56.09	13,127	687,985	33.34%	34.15%	0.00%
	2019		0.20%	0.80%	17.53	41.98	12,724	525,452	35.64%	36.45%	0.00%
	2018		0.20%	0.80%	12.85	30.89	15,679	476,778	-4.46%	-3.89%	0.00%
	2017		0.20%	0.80%	31.46	32.27	15,766	501,003	26.54%	26.80%	0.00%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	15.29	42.99	2,197,585	41,953,241	22.09%	22.95%	2.12%
	2020		0.10%	0.80%	12.45	34.96	2,282,610	35,582,620	0.31%	1.02%	2.26%
	2019		0.10%	0.80%	12.34	34.61	2,124,921	33,493,282	17.65%	18.47%	1.97%
	2018		0.10%	0.80%	12.27	29.21	2,034,991	27,008,239	-8.64%	-8.00%	2.22%
	2017		0.10%	0.80%	13.41	31.75	2,065,864	30,056,905	15.50%	16.31%	1.92%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class
	2021		0.00%	0.90%	14.68	15.36	968,474	14,257,143	11.68%	12.58%	1.40%
	2020		0.10%	0.90%	13.14	13.64	812,873	10,714,675	1.07%	1.88%	1.75%
	2019		0.10%	0.90%	13.00	13.39	626,904	8,174,280	17.00%	17.94%	2.13%
	2018		0.10%	0.90%	11.11	11.35	487,580	5,431,810	-3.88%	-3.10%	2.44%
	2017		0.10%	0.90%	11.56	11.72	277,070	3,210,338	13.33%	14.24%	1.95%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2021		0.00%	0.90%	14.35	49.08	1,240,425	20,825,698	26.87%	27.89%	7.01%
	2020		0.10%	0.90%	11.31	38.38	1,210,724	15,755,611	-3.09%	-2.31%	5.85%
	2019		0.10%	0.90%	11.67	39.28	991,963	13,394,821	23.80%	24.79%	3.66%
	2018		0.10%	0.90%	9.43	31.48	911,720	10,083,245	-9.16%	-8.43%	3.71%
	2017		0.10%	0.90%	10.38	34.38	922,163	11,812,270	9.87%	10.75%	4.40%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2021		0.00%	0.90%	11.51	13.71	2,142,072	25,573,737	3.73%	4.57%	6.92%
	2020		0.10%	0.90%	11.06	13.11	1,607,896	18,644,846	4.33%	5.17%	0.17%
	2019		0.10%	0.90%	10.57	12.47	1,479,987	16,452,735	4.94%	5.79%	2.64%
	2018		0.10%	0.90%	10.04	11.78	1,064,594	11,343,030	-0.62%	0.18%	5.67%
	2017		0.10%	0.90%	10.07	11.76	730,106	7,931,987	1.27%	2.08%	1.73%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
	2021		0.00%	0.90%	15.60	16.32	362,505	5,640,201	13.63%	14.55%	1.35%
	2020		0.10%	0.90%	13.72	14.24	310,686	4,280,616	2.42%	3.24%	1.64%
	2019		0.10%	0.90%	13.40	13.80	222,958	2,999,302	17.83%	18.78%	2.09%
	2018		0.10%	0.90%	11.37	11.62	146,069	1,667,580	-3.61%	-2.84%	1.84%
	2017		0.10%	0.90%	11.80	11.86	103,292	1,222,691	12.47%	12.81%	1.66%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	21.72	58.04	269,865	7,205,380	29.81%	30.73%	0.00%
	2020		0.10%	0.80%	16.67	44.40	298,057	6,105,082	22.83%	23.69%	0.35%
	2019		0.10%	0.80%	13.62	35.89	351,727	5,939,108	18.98%	19.81%	0.71%
	2018		0.10%	0.80%	11.45	29.96	332,295	4,714,931	-5.08%	-4.41%	0.68%
	2017		0.10%	0.80%	12.06	31.34	353,646	5,248,801	25.13%	26.01%	0.66%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	21.02	54.61	346,093	8,008,485	12.38%	13.17%	0.00%
	2020		0.10%	0.80%	18.66	48.26	323,169	6,762,091	26.69%	27.58%	0.00%
	2019		0.10%	0.80%	14.70	37.82	335,882	5,532,947	23.92%	24.79%	0.00%
	2018		0.10%	0.80%	11.84	30.31	349,111	4,632,033	-0.44%	0.26%	0.00%
	2017		0.10%	0.80%	11.87	30.23	374,457	5,005,046	24.56%	25.44%	0.00%
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
	2021		0.10%	0.60%	17.21	17.79	10,042	174,795	21.31%	21.92%	0.58%
	2020		0.10%	0.60%	14.19	14.59	9,983	142,839	14.17%	14.75%	0.99%
	2019	5/24/19	0.10%	0.60%	12.42	12.71	9,370	117,291	12.13%	12.47%	1.55%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.10%
	2018		0.10%	0.60%	10.63	10.83	8,298	88,661	-6.11%	-5.63%	1.05%
	2017		0.10%	0.60%	11.32	11.47	8,174	92,861	17.33%	17.92%	1.09%
LVIP Delaware Bond Fund - Standard Class
	2021		0.00%	0.90%	11.53	26.52	8,769,140	137,062,800	-2.68%	-1.90%	2.19%
	2020		0.10%	0.90%	11.85	27.22	6,994,116	114,805,294	8.88%	9.76%	2.49%
	2019		0.10%	0.90%	10.88	24.98	6,196,167	96,009,261	8.23%	9.10%	3.29%
	2018		0.10%	0.90%	10.06	23.06	5,343,488	78,693,754	-1.72%	-0.93%	3.37%
	2017		0.10%	0.90%	10.23	23.44	4,160,243	67,920,966	3.44%	4.27%	3.02%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2021		0.00%	0.90%	10.59	11.76	1,592,581	17,145,487	-0.50%	0.30%	1.32%
	2020		0.10%	0.90%	10.64	11.73	1,296,282	14,029,129	0.45%	1.26%	1.58%
	2019		0.10%	0.90%	10.59	11.58	1,422,818	15,307,103	3.67%	4.50%	2.49%
	2018		0.10%	0.90%	10.22	11.08	1,640,819	16,963,433	-0.63%	0.17%	4.22%
	2017		0.10%	0.90%	10.27	11.06	872,730	9,110,737	1.62%	2.44%	1.09%
LVIP Delaware Diversified Income Fund - Standard Class
	2021		0.00%	0.90%	11.85	22.30	3,589,353	52,401,770	-2.18%	-1.39%	5.00%
	2020		0.10%	0.90%	12.11	22.73	3,215,175	48,469,172	10.04%	10.93%	2.63%
	2019		0.10%	0.90%	11.01	20.59	2,879,106	41,486,058	9.44%	10.32%	2.87%
	2018		0.10%	0.90%	10.06	18.76	2,703,951	36,401,331	-3.00%	-2.22%	3.11%
	2017		0.10%	0.90%	10.37	19.28	1,971,120	29,360,863	4.28%	5.12%	2.73%
LVIP Delaware High Yield Fund - Standard Class
	2021		0.10%	0.80%	13.07	40.32	524,182	13,612,403	4.09%	4.82%	9.57%
	2020		0.10%	0.80%	12.48	38.74	460,147	11,764,146	6.39%	7.13%	5.89%
	2019		0.10%	0.80%	11.66	36.41	489,368	11,769,496	15.50%	16.31%	6.69%
	2018		0.10%	0.80%	10.03	31.52	525,095	11,132,014	-5.23%	-4.57%	6.16%
	2017		0.10%	0.80%	11.64	33.27	805,282	18,796,679	6.63%	7.38%	5.93%
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
	2021		0.00%	0.90%	10.62	14.37	3,502,905	40,054,214	-1.56%	-0.77%	1.82%
	2020		0.10%	0.90%	10.79	14.56	3,252,164	37,796,733	3.37%	4.20%	1.77%
	2019		0.10%	0.90%	10.44	14.04	1,896,331	22,619,968	4.26%	5.10%	2.70%
	2018		0.10%	0.90%	10.01	13.42	1,589,380	18,190,004	-0.65%	0.15%	2.69%
	2017		0.10%	0.90%	10.08	13.47	2,071,249	23,323,791	1.25%	2.07%	2.06%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2021		0.00%	0.90%	16.36	67.53	738,886	18,038,212	30.73%	31.78%	1.42%
	2020		0.10%	0.90%	12.43	51.24	725,365	13,962,979	-0.39%	0.41%	2.65%
	2019		0.10%	0.90%	12.39	51.03	682,454	12,602,056	29.26%	30.30%	1.30%
	2018		0.10%	0.90%	11.39	39.17	656,776	9,637,913	-15.52%	-14.84%	1.39%
	2017		0.10%	0.90%	13.49	45.99	567,364	9,752,722	16.70%	17.63%	1.50%
LVIP Delaware REIT Fund - Standard Class
	2021		0.00%	0.90%	14.42	72.79	1,962,907	49,589,265	41.79%	42.92%	3.04%
	2020		0.10%	0.90%	10.17	51.29	2,112,333	37,984,505	-11.21%	-10.50%	1.93%
	2019		0.10%	0.90%	11.46	57.70	1,639,595	36,092,115	25.67%	26.68%	2.11%
	2018		0.10%	0.90%	9.12	45.87	1,552,170	28,316,210	-8.05%	-7.31%	2.12%
	2017		0.10%	0.90%	9.92	49.84	1,310,033	28,142,378	0.63%	1.43%	1.55%
LVIP Delaware SMID Cap Core Fund - Standard Class
	2021		0.00%	0.90%	17.55	89.60	2,292,263	65,877,252	22.07%	23.05%	0.96%
	2020		0.10%	0.90%	14.28	72.81	2,321,847	54,674,939	10.09%	10.97%	0.54%
	2019		0.10%	0.90%	12.88	65.61	2,045,855	46,981,297	28.47%	29.50%	0.55%
	2018		0.10%	0.90%	9.96	50.67	1,971,970	36,215,723	-12.91%	-12.21%	0.18%
	2017		0.10%	0.90%	12.67	57.71	1,646,865	37,953,759	17.58%	18.53%	0.30%
LVIP Delaware Social Awareness Fund - Standard Class
	2021		0.00%	0.90%	21.67	74.21	295,613	8,994,036	25.30%	26.31%	0.88%
	2020		0.10%	0.90%	18.73	58.75	280,350	6,947,190	18.61%	19.57%	1.40%
	2019		0.10%	0.90%	15.79	49.14	271,053	5,547,413	30.79%	31.84%	2.13%
	2018		0.10%	0.90%	12.30	37.27	267,986	4,233,135	-5.32%	-4.66%	1.38%
	2017		0.10%	0.80%	12.92	39.09	259,953	4,371,686	19.24%	20.08%	1.34%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware U.S. Growth Fund - Standard Class
	2021		0.00%	0.90%	$25.27	$91.47	343,841	$14,154,937	17.04%	17.98%	0.00%
	2020		0.10%	0.90%	21.44	77.53	394,314	13,627,746	42.84%	43.99%	0.00%
	2019		0.10%	0.90%	14.91	53.84	373,282	9,343,164	26.11%	27.12%	0.00%
	2018		0.10%	0.90%	12.46	42.36	399,389	8,155,689	-3.87%	-3.10%	0.00%
	2017		0.10%	0.90%	12.96	43.71	401,067	8,860,701	27.13%	28.15%	0.00%
LVIP Delaware Value Fund - Standard Class
	2021		0.00%	0.90%	15.88	57.04	2,616,060	65,191,238	21.32%	22.30%	5.67%
	2020		0.10%	0.90%	13.00	46.64	2,766,258	57,237,292	-0.49%	0.31%	2.07%
	2019		0.10%	0.90%	12.97	46.49	2,489,158	53,400,350	18.90%	19.85%	1.69%
	2018		0.10%	0.90%	11.88	38.79	2,183,438	40,504,720	-3.60%	-2.83%	1.64%
	2017		0.10%	0.90%	12.32	39.92	1,994,492	39,966,993	12.78%	13.68%	1.69%
LVIP Delaware Wealth Builder Fund - Standard Class
	2021		0.20%	0.80%	13.98	30.55	190,082	4,162,153	10.89%	11.56%	1.98%
	2020		0.20%	0.80%	12.54	27.55	194,268	4,017,849	4.77%	5.40%	2.15%
	2019		0.20%	0.80%	11.89	26.29	179,591	3,615,923	14.98%	15.67%	2.93%
	2018		0.20%	0.80%	10.28	22.87	176,695	3,114,953	-5.97%	-5.41%	3.08%
	2017		0.20%	0.80%	11.84	24.32	163,561	3,283,857	11.39%	12.06%	2.30%
LVIP Dimensional International Core Equity Fund - Standard Class
	2021		0.00%	0.90%	13.66	16.10	1,022,614	14,985,182	12.20%	13.10%	2.40%
	2020		0.10%	0.90%	12.16	14.25	973,863	12,680,635	5.91%	6.76%	1.94%
	2019		0.10%	0.90%	11.47	13.36	811,841	9,929,468	19.76%	20.72%	2.59%
	2018		0.10%	0.90%	9.57	10.88	603,612	6,099,126	-18.29%	-17.64%	2.16%
	2017		0.10%	0.90%	11.76	11.92	367,628	4,393,018	26.60%	27.24%	1.55%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	12.25	13.85	425,882	5,351,180	14.45%	15.25%	2.85%
	2020		0.10%	0.80%	10.68	12.03	481,400	5,261,544	-7.17%	-6.51%	1.93%
	2019		0.10%	0.80%	11.48	12.88	367,696	4,334,097	15.88%	16.70%	2.47%
	2018		0.10%	0.80%	9.89	11.05	413,552	4,191,662	-16.75%	-16.17%	1.92%
	2017		0.10%	0.80%	11.86	13.19	388,669	4,728,806	25.16%	26.04%	2.29%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2021		0.00%	0.90%	20.61	70.79	627,021	16,692,551	26.41%	27.42%	1.19%
	2020		0.10%	0.90%	16.19	55.56	634,581	13,461,546	15.36%	16.28%	1.70%
	2019		0.10%	0.90%	13.94	47.78	533,468	9,887,282	28.94%	29.98%	2.07%
	2018		0.10%	0.90%	12.36	36.76	450,919	6,436,593	-8.12%	-7.39%	1.78%
	2017		0.10%	0.90%	13.52	39.69	271,785	4,503,142	19.91%	20.76%	1.79%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2021		0.00%	0.90%	19.39	23.11	493,669	10,802,921	26.63%	27.64%	1.10%
	2020		0.10%	0.90%	16.83	18.12	553,170	9,512,805	14.31%	15.23%	1.45%
	2019		0.10%	0.90%	14.68	15.74	508,414	7,617,574	27.67%	28.69%	1.36%
	2018		0.10%	0.90%	11.46	12.02	413,892	4,819,455	-10.45%	-9.73%	1.16%
	2017		0.10%	0.90%	12.76	12.93	356,411	4,594,619	17.60%	18.19%	1.17%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	18.45	29.55	484,258	11,075,758	26.68%	27.56%	1.06%
	2020		0.10%	0.80%	14.48	23.16	495,795	8,936,982	14.38%	15.18%	1.15%
	2019		0.10%	0.80%	12.58	20.11	502,680	7,932,423	18.62%	19.46%	1.20%
	2018		0.10%	0.80%	12.08	16.83	497,151	6,656,991	-8.52%	-7.88%	0.98%
	2017		0.10%	0.80%	13.12	18.28	520,975	7,670,207	18.22%	19.05%	1.20%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2021		0.10%	0.60%	15.50	34.95	438,894	7,017,505	16.62%	17.20%	1.20%
	2020		0.10%	0.80%	13.29	29.82	462,484	6,355,013	11.77%	12.55%	1.17%
	2019		0.10%	0.80%	11.85	26.50	438,983	5,407,170	11.90%	12.68%	1.95%
	2018		0.10%	0.80%	10.53	23.51	405,593	4,463,267	-9.87%	-9.23%	1.44%
	2017		0.10%	0.80%	11.72	25.91	395,019	4,826,325	20.44%	21.28%	1.40%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2021		0.00%	0.90%	13.58	27.57	722,443	13,011,883	6.67%	7.53%	3.59%
	2020		0.10%	0.90%	12.93	25.64	700,281	11,858,579	6.12%	6.97%	2.29%
	2019		0.10%	0.90%	12.19	23.97	685,195	10,970,579	13.98%	14.90%	2.71%
	2018		0.10%	0.90%	10.69	20.86	555,337	8,312,194	-5.31%	-4.55%	2.59%
	2017		0.10%	0.90%	11.29	21.86	558,411	8,845,654	9.51%	10.38%	2.28%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2021		0.00%	0.90%	$14.37	$31.85	3,872,238	$69,164,935	11.76%	12.66%	3.15%
	2020		0.10%	0.90%	12.77	28.27	3,827,663	61,679,363	4.91%	5.75%	2.26%
	2019		0.10%	0.90%	12.08	26.73	3,763,701	58,649,350	14.82%	15.74%	2.40%
	2018		0.10%	0.90%	10.45	23.10	3,524,681	48,622,603	-7.17%	-6.42%	2.43%
	2017		0.10%	0.90%	11.90	24.68	3,293,217	48,368,876	14.60%	15.52%	2.45%
LVIP Global Income Fund - Standard Class
	2021		0.00%	0.90%	10.83	14.37	634,057	7,602,714	-5.94%	-5.18%	3.42%
	2020		0.10%	0.90%	11.51	15.15	485,340	6,222,649	5.83%	6.68%	1.70%
	2019		0.10%	0.90%	10.88	14.20	549,921	6,759,752	5.78%	6.63%	2.69%
	2018		0.10%	0.90%	10.28	13.32	487,920	5,718,099	0.99%	1.80%	4.45%
	2017		0.10%	0.90%	10.31	13.08	369,415	4,323,368	4.21%	4.94%	0.00%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2021		0.00%	0.90%	14.07	29.76	2,865,648	52,915,673	9.83%	10.71%	3.11%
	2020		0.10%	0.90%	12.72	26.88	2,911,883	48,960,707	5.15%	5.99%	2.08%
	2019		0.10%	0.90%	12.02	25.36	3,076,638	49,103,988	13.99%	14.90%	2.41%
	2018		0.10%	0.90%	10.47	22.07	3,001,861	42,993,903	-6.28%	-5.53%	2.41%
	2017		0.10%	0.90%	11.73	23.37	3,079,718	47,585,553	13.29%	14.20%	2.32%
LVIP Government Money Market Fund - Standard Class
	2021		0.00%	0.90%	9.88	12.23	6,354,252	65,507,437	-0.88%	-0.08%	0.01%
	2020		0.10%	0.90%	9.95	12.32	4,853,540	50,822,461	-0.62%	0.18%	0.31%
	2019		0.10%	0.90%	9.98	12.39	8,150,209	83,832,974	0.88%	1.69%	1.76%
	2018		0.10%	0.90%	9.87	12.27	7,329,454	75,049,476	0.49%	1.29%	1.42%
	2017		0.10%	0.90%	9.79	12.19	6,708,420	68,314,036	-0.49%	0.31%	0.40%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class
	2018		0.10%	0.80%	10.73	11.09	38,822	418,907	-9.53%	-8.89%	1.86%
	2017		0.10%	0.80%	11.86	12.17	39,109	465,774	10.25%	10.99%	1.46%
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	16.57	17.49	42,840	716,673	19.64%	20.48%	1.45%
	2020		0.10%	0.80%	13.85	14.52	43,752	611,017	6.46%	7.21%	1.81%
	2019	5/24/19	0.10%	0.80%	13.01	13.54	38,388	503,051	10.59%	11.05%	1.64%
LVIP JPMorgan High Yield Fund - Standard Class
	2021		0.00%	0.90%	12.76	20.04	2,187,534	33,118,657	5.48%	6.33%	4.75%
	2020		0.10%	0.90%	12.01	18.84	1,838,046	26,538,680	4.61%	5.45%	5.22%
	2019		0.10%	0.90%	12.24	17.87	1,621,664	22,632,136	11.97%	12.86%	6.29%
	2018		0.10%	0.90%	10.93	15.83	1,349,144	16,945,266	-3.72%	-2.95%	6.13%
	2017		0.10%	0.90%	11.35	16.31	1,076,188	14,395,716	5.81%	6.66%	6.54%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	14.78	46.70	568,187	10,597,348	28.05%	28.95%	0.98%
	2020		0.10%	0.80%	11.47	36.22	673,925	9,863,495	1.13%	1.84%	1.28%
	2019		0.10%	0.80%	11.28	35.56	579,156	8,473,184	15.24%	16.05%	1.29%
	2018		0.10%	0.80%	9.73	30.65	541,651	6,857,074	-12.50%	-11.89%	1.29%
	2017		0.10%	0.80%	13.01	34.78	685,008	9,810,393	13.77%	14.57%	1.27%
LVIP MFS International Growth Fund - Standard Class
	2021		0.00%	0.90%	18.50	41.92	3,178,583	63,192,667	10.24%	11.13%	0.76%
	2020		0.10%	0.90%	16.77	37.72	2,740,393	49,892,279	13.51%	14.42%	1.07%
	2019		0.10%	0.90%	14.72	32.97	2,236,875	35,799,263	26.42%	27.44%	1.81%
	2018		0.10%	0.90%	11.56	25.87	1,544,179	19,438,406	-9.06%	-8.33%	1.45%
	2017		0.10%	0.90%	12.81	28.22	1,175,696	16,322,042	30.68%	31.73%	1.22%
LVIP MFS Value Fund - Standard Class
	2021		0.00%	0.90%	17.12	58.04	3,999,660	92,478,510	24.34%	25.34%	1.47%
	2020		0.10%	0.90%	13.67	46.30	3,653,347	69,013,034	2.73%	3.55%	1.82%
	2019		0.10%	0.90%	13.21	44.71	3,003,641	57,362,417	28.68%	29.71%	1.76%
	2018		0.10%	0.90%	11.32	34.47	2,873,721	42,803,541	-10.80%	-10.08%	1.85%
	2017		0.10%	0.90%	12.69	38.34	2,184,740	38,881,472	16.58%	17.51%	1.86%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mondrian International Value Fund - Standard Class
	2021		0.00%	0.90%	$12.25	$29.45	1,336,711	$22,440,139	10.27%	11.15%	3.56%
	2020		0.10%	0.90%	11.08	26.68	1,206,931	18,980,192	-5.82%	-5.06%	2.41%
	2019		0.10%	0.90%	11.73	28.30	1,162,178	19,459,206	17.19%	18.13%	3.90%
	2018		0.10%	0.90%	9.98	24.13	1,102,423	16,077,312	-12.27%	-11.56%	3.11%
	2017		0.10%	0.90%	11.34	27.47	1,056,554	17,202,647	20.25%	21.22%	3.36%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	16.36	17.25	35,680	588,276	14.98%	15.78%	1.87%
	2020		0.10%	0.80%	14.23	14.90	35,549	509,331	14.55%	15.35%	2.28%
	2019		0.10%	0.80%	12.42	12.92	40,775	509,894	18.82%	19.65%	0.80%
	2018		0.10%	0.80%	10.45	10.80	37,300	392,051	-8.95%	-8.31%	0.65%
	2017		0.10%	0.80%	11.48	11.78	52,853	609,999	19.65%	20.49%	1.86%
LVIP SSGA Bond Index Fund - Standard Class
	2021		0.00%	0.90%	11.00	15.22	3,143,147	37,268,825	-2.86%	-2.08%	1.88%
	2020		0.10%	0.90%	11.32	15.54	2,992,787	36,545,246	6.52%	7.38%	2.27%
	2019		0.10%	0.90%	10.63	14.47	2,618,628	30,101,044	7.27%	8.13%	3.06%
	2018		0.10%	0.90%	9.91	13.38	1,992,559	21,601,152	-1.22%	-0.42%	3.12%
	2017		0.10%	0.90%	10.03	13.44	1,580,061	17,586,918	2.26%	3.08%	2.73%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2021		0.00%	0.90%	14.07	19.91	824,270	12,865,946	5.42%	6.27%	2.17%
	2020		0.10%	0.90%	13.44	18.73	786,891	11,923,448	11.18%	12.07%	2.19%
	2019		0.10%	0.90%	12.09	16.71	869,968	11,765,338	13.80%	14.72%	2.47%
	2018		0.10%	0.90%	10.62	14.57	825,998	9,819,057	-5.20%	-4.44%	2.49%
	2017		0.10%	0.90%	11.21	15.25	621,648	8,127,791	9.72%	10.61%	2.36%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2021		0.00%	0.90%	13.84	19.29	245,987	3,965,040	6.46%	7.32%	3.89%
	2020		0.10%	0.90%	13.00	17.97	229,763	3,501,036	8.70%	9.57%	2.25%
	2019		0.10%	0.90%	11.96	16.40	212,986	3,023,989	12.62%	13.53%	2.85%
	2018		0.10%	0.90%	10.62	14.45	208,417	2,615,663	-5.86%	-5.10%	2.94%
	2017		0.10%	0.90%	12.24	15.22	208,405	2,768,011	9.04%	9.61%	3.47%
LVIP SSGA Developed International 150 Fund - Standard Class
	2021		0.00%	0.90%	12.38	32.98	4,240,050	60,512,537	12.15%	13.05%	4.49%
	2020		0.10%	0.90%	10.96	29.17	4,146,591	52,848,880	-4.96%	-4.20%	3.01%
	2019		0.10%	0.90%	11.45	30.45	3,129,943	42,140,231	14.39%	15.31%	4.80%
	2018		0.10%	0.90%	10.51	26.41	2,292,860	26,989,585	-15.99%	-15.32%	4.13%
	2017		0.10%	0.90%	12.50	31.19	1,126,629	15,986,103	22.47%	23.45%	4.69%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2021		0.00%	0.90%	11.64	32.21	2,976,751	41,533,111	7.81%	8.68%	5.71%
	2020		0.10%	0.90%	10.72	29.64	2,932,567	38,101,542	1.73%	2.55%	3.83%
	2019		0.10%	0.90%	10.47	28.90	2,495,676	31,767,040	6.65%	7.50%	4.20%
	2018		0.10%	0.90%	10.56	26.88	2,040,714	24,210,529	-13.10%	-12.40%	5.35%
	2017		0.10%	0.90%	12.11	30.69	1,168,668	15,788,484	22.72%	23.71%	2.91%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	14.12	30.72	547,328	9,064,199	11.68%	12.47%	5.23%
	2020		0.10%	0.80%	12.57	27.32	536,704	7,977,189	6.17%	6.91%	1.93%
	2019		0.10%	0.80%	11.77	25.55	538,206	7,540,096	14.83%	15.64%	2.60%
	2018		0.10%	0.80%	10.71	22.09	557,367	6,746,494	-8.91%	-8.27%	2.90%
	2017		0.10%	0.80%	11.73	24.09	550,367	7,334,111	13.90%	14.70%	3.96%
LVIP SSGA International Index Fund - Standard Class
	2021		0.00%	0.90%	13.17	31.76	7,604,665	116,918,458	10.06%	10.94%	2.79%
	2020		0.10%	0.90%	11.95	28.63	6,415,834	90,137,051	6.88%	7.74%	2.71%
	2019		0.10%	0.90%	11.17	26.57	5,395,689	70,774,813	20.49%	21.46%	2.92%
	2018		0.10%	0.90%	9.26	21.88	4,421,246	47,654,739	-14.48%	-13.79%	2.94%
	2017		0.10%	0.90%	10.82	25.37	3,352,845	41,786,889	23.57%	24.57%	2.77%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2021		0.10%	0.80%	10.75	12.17	817,026	9,786,803	9.88%	10.65%	2.34%
	2020		0.10%	0.80%	9.79	11.05	781,542	8,497,397	-1.76%	-1.07%	2.13%
	2019		0.10%	0.80%	9.96	11.23	689,877	7,600,149	17.84%	18.67%	2.43%
	2018		0.10%	0.80%	8.45	9.51	698,076	6,484,874	-12.90%	-12.29%	2.19%
	2017		0.10%	0.80%	9.71	10.89	784,255	8,382,122	23.28%	24.14%	2.26%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Large Cap 100 Fund - Standard Class
	2021		0.00%	0.90%	$17.27	$77.81	1,597,347	$39,698,980	30.70%	31.74%	2.33%
	2020		0.10%	0.90%	13.12	59.06	1,515,868	29,941,421	2.06%	2.88%	2.87%
	2019		0.10%	0.90%	12.76	57.41	1,382,681	27,063,435	26.15%	27.17%	2.80%
	2018		0.10%	0.90%	12.34	45.14	1,225,274	19,245,194	-11.90%	-11.20%	2.17%
	2017		0.10%	0.90%	14.00	50.83	1,176,394	21,295,795	17.70%	18.64%	3.22%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2021		0.00%	0.90%	15.34	23.81	5,533,634	94,365,522	9.40%	10.28%	2.35%
	2020		0.10%	0.90%	13.93	21.59	5,067,430	79,551,600	12.81%	13.72%	2.15%
	2019		0.10%	0.90%	12.26	18.98	4,780,335	66,325,133	17.18%	18.12%	2.51%
	2018		0.10%	0.90%	11.01	16.07	4,119,710	49,089,404	-7.11%	-6.37%	2.52%
	2017		0.10%	0.90%	11.86	17.16	2,953,312	38,542,125	13.53%	14.44%	2.57%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2021		0.00%	0.90%	14.50	22.79	2,594,199	44,715,160	11.15%	12.04%	4.89%
	2020		0.10%	0.90%	13.86	20.34	2,503,878	38,911,386	8.87%	9.75%	2.61%
	2019		0.10%	0.90%	12.73	18.53	2,318,456	34,181,910	15.53%	16.45%	2.98%
	2018		0.10%	0.90%	11.02	15.91	2,162,579	27,567,271	-7.96%	-7.22%	3.19%
	2017		0.10%	0.90%	11.97	17.15	1,915,073	26,763,036	12.13%	13.03%	4.43%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2021		0.00%	0.90%	16.65	25.20	5,069,716	90,044,809	10.37%	11.26%	2.25%
	2020		0.10%	0.90%	15.08	22.65	4,444,072	74,593,472	13.26%	14.16%	2.54%
	2019		0.10%	0.90%	13.32	19.84	4,311,426	63,926,374	18.65%	19.61%	2.45%
	2018		0.10%	0.90%	11.22	16.59	3,690,881	46,836,313	-8.25%	-7.52%	2.28%
	2017		0.10%	0.90%	12.23	17.93	3,100,400	42,479,784	15.92%	16.85%	2.39%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2021		0.00%	0.90%	14.69	24.21	2,516,150	44,941,666	12.66%	13.57%	5.48%
	2020		0.10%	0.90%	12.95	21.32	2,217,935	35,541,047	8.30%	9.17%	3.41%
	2019		0.10%	0.90%	13.06	19.53	1,609,280	24,919,064	16.38%	17.31%	3.34%
	2018		0.10%	0.90%	11.22	16.64	1,279,285	17,177,284	-9.02%	-8.29%	3.43%
	2017		0.10%	0.90%	12.33	18.15	1,055,052	15,799,634	13.87%	14.78%	4.35%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2021		0.00%	0.90%	21.91	79.29	34,870,649	937,927,162	27.27%	28.29%	1.33%
	2020		0.10%	0.90%	17.09	61.80	31,940,602	694,157,703	16.97%	17.91%	1.75%
	2019		0.10%	0.90%	14.51	52.41	27,346,624	518,276,137	30.02%	31.07%	1.90%
	2018		0.10%	0.90%	11.08	39.99	20,983,632	317,335,827	-5.50%	-4.74%	2.00%
	2017		0.10%	0.90%	13.20	41.98	16,022,769	268,261,643	20.49%	21.45%	2.03%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2021		0.00%	0.90%	16.67	62.93	5,015,036	106,699,669	13.53%	14.44%	0.90%
	2020		0.10%	0.90%	14.58	54.99	4,431,947	84,993,539	18.13%	19.08%	1.13%
	2019		0.10%	0.90%	12.26	46.18	4,053,741	66,531,282	23.91%	24.91%	1.09%
	2018		0.10%	0.90%	9.82	36.97	3,190,427	42,891,929	-12.16%	-11.46%	1.11%
	2017		0.10%	0.90%	13.75	41.75	2,338,841	37,074,535	13.19%	14.09%	1.07%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2021		0.00%	0.90%	15.27	75.09	3,146,916	63,094,487	32.46%	33.52%	2.41%
	2020		0.10%	0.90%	11.45	56.24	3,515,357	53,775,478	5.03%	5.88%	3.03%
	2019		0.10%	0.90%	10.83	53.12	2,925,202	42,566,543	18.75%	19.71%	2.33%
	2018		0.10%	0.90%	11.09	44.37	2,135,654	26,698,615	-14.23%	-13.55%	3.48%
	2017		0.10%	0.90%	12.93	51.32	1,098,438	17,595,265	5.38%	6.22%	2.37%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2021		0.20%	0.60%	14.39	19.49	24,378	354,765	7.96%	8.39%	2.68%
	2020		0.20%	0.80%	13.28	18.06	27,848	389,935	11.62%	12.07%	2.43%
	2019		0.20%	0.60%	11.85	16.18	23,733	285,171	15.04%	15.50%	3.07%
	2018		0.20%	0.60%	14.06	14.06	23,344	243,189	-4.79%	-4.79%	2.17%
	2017		0.60%	0.80%	14.77	14.77	17,549	259,056	8.98%	8.98%	1.96%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2021		0.20%	0.80%	15.16	19.82	108,978	2,088,910	9.35%	10.01%	2.95%
	2020		0.20%	0.80%	13.78	18.09	113,247	1,982,111	12.36%	13.04%	2.51%
	2019		0.20%	0.80%	12.93	16.06	110,021	1,712,006	17.98%	18.68%	3.04%
	2018		0.20%	0.80%	10.90	13.59	102,972	1,389,233	-6.33%	-5.78%	1.92%
	2017		0.20%	0.80%	14.17	14.48	103,313	1,485,882	11.13%	11.36%	2.35%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price 2030 Fund - Standard Class
	2021		0.60%	0.80%	$20.05	$20.65	46,619	$936,538	12.69%	12.92%	2.03%
	2020		0.60%	0.80%	17.80	18.29	71,478	1,275,308	14.33%	14.56%	2.47%
	2019		0.60%	0.80%	15.56	15.96	45,975	719,717	21.18%	21.42%	1.43%
	2018		0.20%	0.80%	10.79	13.15	128,472	1,490,986	-8.32%	-7.77%	1.72%
	2017		0.20%	0.80%	11.70	14.31	135,473	1,718,964	12.56%	13.24%	2.00%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2021		0.20%	0.80%	17.06	20.62	84,662	1,684,545	16.00%	16.70%	2.76%
	2020		0.20%	0.80%	14.62	17.74	82,601	1,416,362	15.69%	16.39%	1.95%
	2019		0.20%	0.80%	12.56	15.30	114,091	1,693,775	23.45%	24.19%	2.18%
	2018		0.20%	0.80%	12.09	12.37	124,966	1,503,223	-9.45%	-9.27%	1.56%
	2017		0.60%	0.80%	13.35	13.63	131,232	1,754,826	13.72%	13.94%	2.04%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2021		0.00%	0.90%	26.13	99.32	1,982,915	72,204,054	19.39%	20.35%	0.00%
	2020		0.10%	0.90%	21.73	82.52	2,002,216	62,302,865	35.25%	36.33%	0.00%
	2019		0.10%	0.90%	15.96	60.53	1,893,893	44,852,250	29.89%	30.93%	0.08%
	2018		0.10%	0.90%	13.92	46.23	1,808,375	33,334,483	-2.01%	-1.22%	0.19%
	2017		0.10%	0.90%	14.21	46.80	1,383,142	27,519,836	32.50%	33.56%	0.24%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2021		0.00%	0.90%	23.28	96.07	1,752,938	57,642,051	12.82%	13.73%	0.01%
	2020		0.10%	0.90%	20.49	84.47	1,628,581	49,148,748	30.51%	31.56%	0.00%
	2019		0.10%	0.90%	15.59	64.21	1,140,255	28,856,505	36.17%	37.26%	0.19%
	2018		0.10%	0.90%	12.79	46.78	897,330	16,985,324	-3.94%	-3.17%	0.41%
	2017		0.10%	0.90%	13.32	48.31	679,242	14,939,692	23.63%	24.62%	0.23%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2021		0.00%	0.90%	15.54	16.07	243,624	3,839,150	14.33%	15.25%	2.71%
	2020		0.10%	0.90%	13.55	14.00	240,989	3,317,416	7.53%	8.39%	1.81%
	2019		0.10%	0.90%	12.57	13.02	241,445	3,085,596	16.13%	17.06%	1.80%
	2018		0.10%	0.90%	10.79	11.21	195,592	2,137,219	-5.47%	-5.19%	1.95%
	2017		0.60%	0.90%	11.38	11.86	174,869	2,010,846	14.19%	14.53%	1.72%
LVIP Vanguard Bond Allocation Fund - Standard Class
	2021		0.00%	0.90%	10.85	12.90	4,430,578	51,519,101	-2.17%	-1.39%	1.49%
	2020		0.10%	0.90%	11.09	13.08	3,903,237	46,457,276	4.73%	5.58%	1.61%
	2019		0.10%	0.90%	10.59	12.39	3,355,854	38,219,880	6.51%	7.37%	2.72%
	2018		0.10%	0.90%	9.94	11.54	2,783,796	29,949,183	-1.04%	-0.25%	2.41%
	2017		0.10%	0.90%	10.04	11.57	2,313,840	25,255,277	2.02%	2.84%	2.09%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2021		0.00%	0.90%	21.34	39.58	7,705,410	195,519,262	24.61%	25.61%	1.26%
	2020		0.10%	0.90%	17.00	31.51	7,740,372	159,210,159	18.75%	19.70%	1.53%
	2019		0.10%	0.90%	14.22	26.32	6,845,544	119,876,821	29.12%	30.16%	1.87%
	2018		0.10%	0.90%	12.31	20.22	4,971,265	68,762,212	-5.78%	-5.02%	1.77%
	2017		0.10%	0.90%	13.07	21.29	3,020,279	46,598,427	19.09%	20.05%	1.78%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2021		0.00%	0.90%	14.97	17.61	5,098,601	81,370,688	7.19%	8.05%	3.00%
	2020		0.10%	0.90%	13.86	16.29	4,540,500	67,816,354	9.90%	10.78%	2.42%
	2019		0.10%	0.90%	12.53	14.71	3,904,646	53,007,151	21.10%	22.08%	3.32%
	2018		0.10%	0.90%	11.01	12.05	3,278,759	36,668,186	-15.47%	-14.79%	2.50%
	2017		0.10%	0.90%	12.98	14.14	2,465,589	32,429,006	27.16%	28.18%	2.27%
LVIP Wellington Capital Growth Fund - Standard Class
	2021		0.00%	0.90%	30.01	104.45	800,585	35,459,979	16.07%	17.00%	0.00%
	2020		0.10%	0.90%	25.68	89.27	711,137	28,116,473	41.75%	42.89%	0.00%
	2019		0.10%	0.90%	17.99	62.48	475,594	14,432,276	40.12%	41.24%	0.00%
	2018		0.10%	0.90%	13.67	44.23	399,919	8,800,228	0.44%	1.25%	0.00%
	2017		0.10%	0.90%	13.61	43.69	278,213	6,705,585	34.65%	35.73%	0.00%
LVIP Wellington SMID Cap Value Fund - Standard Class
	2021		0.00%	0.90%	15.69	64.04	780,008	17,027,008	27.05%	28.07%	0.51%
	2020		0.10%	0.90%	12.26	50.01	745,571	12,990,443	0.86%	1.67%	0.96%
	2019		0.10%	0.90%	12.07	49.18	632,147	11,287,618	29.42%	30.46%	1.08%
	2018		0.10%	0.90%	10.78	37.70	567,828	7,869,990	-15.30%	-14.62%	0.72%
	2017		0.10%	0.90%	12.72	44.15	475,440	7,885,501	12.42%	13.32%	0.45%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
M Capital Appreciation Fund
	2021		0.20%	0.80%	$21.96	$76.80	25,835	$1,522,813	16.80%	17.50%	0.00%
	2020		0.20%	0.80%	18.69	65.75	31,349	1,588,347	16.79%	17.49%	0.00%
	2019		0.20%	0.80%	15.91	56.30	28,831	1,243,405	27.83%	28.59%	0.32%
	2018		0.20%	0.80%	12.37	44.05	30,986	1,040,358	-14.83%	-14.32%	0.28%
	2017		0.20%	0.80%	23.80	51.72	36,817	1,471,050	18.07%	18.31%	0.00%
M International Equity Fund
	2021		0.20%	0.80%	14.26	28.61	82,952	1,677,839	10.16%	10.82%	2.44%
	2020		0.20%	0.80%	12.87	25.97	77,865	1,432,371	8.03%	8.68%	1.76%
	2019		0.20%	0.80%	11.84	24.04	75,602	1,283,157	19.37%	20.08%	2.92%
	2018		0.20%	0.80%	9.86	20.14	69,494	986,349	-21.20%	-20.73%	0.89%
	2017		0.20%	0.80%	9.82	25.56	116,670	2,375,700	23.06%	23.31%	1.90%
M Large Cap Growth Fund
	2021		0.20%	0.60%	28.75	70.62	15,992	1,042,880	20.77%	21.25%	0.00%
	2020		0.20%	0.60%	23.72	58.47	14,721	781,653	28.12%	28.64%	0.00%
	2019		0.20%	0.60%	18.44	45.64	19,886	835,780	35.28%	35.82%	0.00%
	2018		0.20%	0.60%	13.57	33.74	23,210	724,190	-5.52%	-5.14%	0.00%
	2017		0.20%	0.80%	23.64	42.06	47,126	1,567,732	37.87%	38.14%	0.00%
M Large Cap Value Fund
	2021		0.20%	0.60%	17.52	33.80	18,341	563,375	29.23%	29.75%	1.62%
	2020		0.20%	0.60%	13.50	26.15	19,066	449,109	-3.74%	-3.36%	1.92%
	2019		0.20%	0.60%	13.97	27.17	22,246	559,517	20.79%	21.27%	1.74%
	2018		0.20%	0.60%	11.52	22.49	24,298	508,774	-12.59%	-12.24%	1.48%
	2017		0.20%	0.60%	25.73	25.73	23,482	561,465	14.31%	14.31%	1.47%
MFS® VIT Growth Series - Initial Class
	2021		0.00%	0.90%	28.07	101.77	1,410,959	57,595,180	22.43%	23.41%	0.00%
	2020		0.10%	0.90%	22.76	82.47	1,345,916	46,384,551	30.68%	31.72%	0.00%
	2019		0.10%	0.90%	18.69	62.61	1,327,560	35,880,929	36.91%	38.01%	0.00%
	2018		0.10%	0.90%	13.65	45.36	1,331,250	26,284,159	1.75%	2.57%	0.09%
	2017		0.10%	0.90%	13.42	44.23	1,029,713	21,799,549	30.23%	31.27%	0.11%
MFS® VIT Total Return Series - Initial Class
	2021		0.00%	0.90%	15.44	39.17	1,311,033	33,915,845	13.09%	14.00%	1.81%
	2020		0.10%	0.90%	13.56	34.60	1,244,918	29,316,390	8.83%	9.70%	2.29%
	2019		0.10%	0.90%	12.37	31.76	1,175,543	26,349,807	19.31%	20.26%	2.42%
	2018		0.10%	0.90%	10.30	26.60	952,822	19,501,582	-6.46%	-5.71%	2.24%
	2017		0.10%	0.90%	11.65	28.41	864,993	19,831,970	11.29%	12.19%	2.36%
MFS® VIT Utilities Series - Initial Class
	2021		0.00%	0.90%	16.65	79.32	1,189,961	31,986,820	13.07%	13.98%	1.78%
	2020		0.10%	0.90%	14.62	70.08	1,145,060	28,169,163	4.95%	5.80%	2.52%
	2019		0.10%	0.90%	13.83	66.71	990,660	25,069,208	23.95%	24.94%	4.03%
	2018		0.10%	0.90%	11.08	53.77	943,027	20,003,839	0.15%	0.96%	1.09%
	2017		0.10%	0.90%	11.47	53.63	957,362	20,928,741	13.80%	14.72%	4.26%
MFS® VIT II Core Equity Portfolio - Initial Class
	2021		0.40%	0.80%	50.89	62.56	93,483	4,452,455	24.31%	24.56%	0.44%
	2020		0.60%	0.80%	40.94	50.32	87,011	3,699,946	17.76%	18.00%	0.77%
	2019		0.60%	0.80%	34.76	42.73	65,124	2,378,404	32.13%	32.40%	0.89%
	2018		0.60%	0.80%	26.31	32.34	53,090	1,467,322	-4.60%	-4.41%	0.72%
	2017		0.60%	0.80%	27.58	33.90	78,666	2,248,838	23.83%	24.08%	0.87%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.00%
	2018		0.80%	0.80%	22.76	24.36	77,883	1,874,313	-1.83%	-1.83%	1.17%
	2017		0.80%	0.80%	23.19	24.81	87,228	2,139,571	12.46%	12.46%	0.60%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2021		0.20%	0.80%	26.26	76.01	735,689	29,411,669	12.09%	12.77%	0.00%
	2020		0.20%	0.80%	23.29	67.81	753,228	26,919,560	38.87%	39.70%	0.00%
	2019		0.20%	0.80%	16.67	48.83	804,769	20,776,958	31.69%	32.48%	0.01%
	2018		0.20%	0.80%	12.58	37.08	837,252	16,708,513	-7.15%	-6.59%	0.00%
	2017		0.20%	0.80%	13.47	39.94	862,634	18,714,367	24.29%	25.04%	0.00%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2021		0.20%	0.80%	$16.52	$45.96	81,334	$3,241,869	31.74%	32.53%	0.60%
	2020		0.20%	0.80%	12.46	34.89	81,798	2,654,503	-3.40%	-2.82%	1.22%
	2019		0.20%	0.80%	12.82	36.11	80,406	2,700,931	15.81%	16.51%	0.72%
	2018		0.20%	0.80%	11.01	31.18	82,246	2,394,873	-15.95%	-15.44%	0.62%
	2017		0.20%	0.80%	13.02	37.10	96,451	3,307,141	15.81%	16.50%	0.74%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2021		0.80%	0.80%	40.28	43.10	65,274	2,779,174	22.49%	22.49%	0.38%
	2020		0.80%	0.80%	32.88	35.19	69,674	2,422,414	18.61%	18.61%	0.61%
	2019	4/30/19	0.80%	0.80%	27.72	29.67	74,924	2,196,396	8.82%	8.82%	0.41%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2021		0.00%	0.90%	8.54	13.63	1,600,540	17,246,095	32.15%	33.21%	4.20%
	2020		0.10%	0.90%	6.44	10.32	2,049,081	16,353,312	0.44%	1.25%	6.32%
	2019		0.10%	0.90%	6.39	10.27	1,895,413	14,984,021	10.43%	11.32%	4.57%
	2018		0.10%	0.90%	5.77	9.47	1,513,580	10,793,390	-14.90%	-14.22%	2.08%
	2017		0.10%	0.90%	6.76	10.93	1,285,301	10,473,356	1.24%	2.05%	11.13%
Putnam VT Global Health Care Fund - Class IB
	2021		0.40%	0.80%	46.52	55.67	70,200	3,144,054	18.45%	18.45%	1.07%
	2020		0.80%	0.80%	39.28	47.00	65,646	2,602,643	15.35%	15.35%	0.48%
	2019		0.80%	0.80%	34.05	40.75	74,359	2,588,257	29.25%	29.25%	0.00%
	2018		0.80%	0.80%	26.34	31.52	75,521	2,033,981	-1.39%	-1.39%	0.96%
	2017		0.80%	0.80%	26.71	31.97	76,999	2,104,645	14.38%	14.38%	0.52%
Putnam VT Growth & Income Fund - Class IB
	2017		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.04%
Putnam VT Large Cap Value Fund - Class IB
	2021		0.80%	0.80%	36.06	41.13	54,100	1,964,051	26.29%	26.29%	1.14%
	2020		0.80%	0.80%	28.56	32.57	37,104	1,074,158	4.96%	4.96%	1.64%
	2019		0.80%	0.80%	27.21	31.03	32,122	886,984	29.36%	29.37%	2.55%
	2018		0.80%	0.80%	21.03	23.99	54,296	1,151,431	-9.22%	-9.22%	0.72%
	2017	5/12/17	0.80%	0.80%	23.17	26.42	61,829	1,455,057	12.63%	12.63%	0.00%
Templeton Foreign VIP Fund - Class 1
	2021		0.80%	0.80%	19.75	19.75	89,787	1,773,131	3.60%	3.60%	2.01%
	2020		0.80%	0.80%	19.06	19.06	91,125	1,736,964	-1.71%	-1.71%	3.60%
	2019		0.80%	0.80%	19.39	19.39	85,989	1,667,501	11.94%	11.94%	1.98%
	2018		0.80%	0.80%	17.32	17.32	89,074	1,543,111	-15.94%	-15.94%	2.88%
	2017		0.80%	0.80%	20.61	20.61	92,865	1,913,949	16.09%	16.09%	2.81%
Templeton Foreign VIP Fund - Class 2
	2021		0.80%	0.80%	16.81	17.89	189,000	3,235,585	3.33%	3.33%	1.82%
	2020		0.80%	0.80%	16.27	17.32	187,990	3,115,067	-1.95%	-1.95%	3.34%
	2019		0.80%	0.80%	16.59	17.66	183,402	3,110,828	11.63%	11.63%	1.71%
	2018		0.80%	0.80%	14.86	15.82	180,544	2,743,435	-16.12%	-16.12%	2.71%
	2017		0.80%	0.80%	17.72	18.86	189,921	3,443,365	15.76%	15.76%	2.55%
Templeton Global Bond VIP Fund - Class 1
	2021		0.00%	0.90%	9.15	18.84	2,415,475	25,197,944	-5.48%	-4.72%	0.00%
	2020		0.10%	0.90%	9.65	19.87	2,070,467	23,252,086	-5.92%	-5.17%	7.97%
	2019		0.10%	0.90%	10.23	21.06	1,780,960	21,712,404	1.34%	2.15%	7.06%
	2018		0.10%	0.90%	10.06	20.72	1,460,022	17,895,202	1.30%	2.11%	0.00%
	2017		0.10%	0.90%	9.91	20.39	1,146,825	14,729,998	1.24%	2.05%	0.00%
Templeton Growth VIP Fund - Class 1
	2021		0.20%	0.80%	14.65	28.99	186,932	3,517,531	4.42%	5.05%	1.30%
	2020		0.20%	0.80%	13.94	27.76	165,424	3,298,474	5.14%	5.77%	3.17%
	2019		0.20%	0.80%	13.18	26.40	172,261	3,342,002	14.51%	15.20%	3.00%
	2018		0.20%	0.80%	11.44	23.06	179,246	3,076,128	-15.29%	-14.78%	2.21%
	2017		0.20%	0.80%	13.43	27.22	195,121	4,052,142	17.82%	18.53%	1.84%
Templeton Growth VIP Fund - Class 2
	2021		0.80%	0.80%	22.82	26.67	47,556	1,117,462	4.04%	4.04%	1.08%
	2020		0.80%	0.80%	21.94	25.63	47,969	1,083,065	4.96%	4.96%	3.02%
	2019		0.80%	0.80%	20.90	24.42	57,475	1,261,299	14.24%	14.24%	2.73%
	2018		0.80%	0.80%	18.30	21.38	59,839	1,147,303	-15.53%	-15.53%	2.04%
	2017		0.80%	0.80%	21.66	25.31	67,489	1,535,313	17.56%	17.56%	1.58%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
TOPS® Balanced ETF Portfolio - Class 2 Shares
	2021		0.00%	0.90%	$12.60	$12.87	38,788	$490,463	8.64%	9.51%	0.45%
	2020		0.10%	0.90%	11.60	11.75	159,233	1,864,309	7.43%	8.29%	1.82%
	2019	7/8/19	0.10%	0.90%	10.80	10.85	32,997	356,939	2.24%	4.85%	0.71%
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
	2021		0.00%	0.90%	13.40	13.69	220,135	2,950,471	11.81%	12.72%	1.01%
	2020		0.10%	0.90%	11.99	11.99	148,200	1,776,510	9.61%	9.61%	1.75%
	2019	7/22/19	0.90%	0.90%	10.94	10.94	452	4,945	5.37%	5.37%	1.56%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2021:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$4,815,091	$1,929,991
AB VPS Growth and Income Portfolio - Class A	520,552	2,611,680
AB VPS International Value Portfolio - Class A	326,454	668,832
AB VPS Large Cap Growth Portfolio - Class A	736,060	679,144
AB VPS Small/Mid Cap Value Portfolio - Class A	4,679,217	7,544,309
American Century VP Balanced Fund - Class I	3,865,187	1,054,255
American Century VP Inflation Protection Fund - Class I	1,167,516	369,944
American Funds Global Growth Fund - Class 2	11,903,188	6,764,769
American Funds Global Small Capitalization Fund - Class 2	6,591,392	3,925,306
American Funds Growth Fund - Class 2	49,399,207	22,836,467
American Funds Growth-Income Fund - Class 2	23,450,335	13,814,811
American Funds International Fund - Class 2	20,051,629	6,793,338
BlackRock Global Allocation V.I. Fund - Class I	30,475,149	4,396,924

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ClearBridge Variable Mid Cap Portfolio - Class I	$5,040,930	$2,936,772
Delaware VIP® Emerging Markets Series - Standard Class	18,904,261	5,986,501
Delaware VIP® Small Cap Value Series - Standard Class	4,589,573	12,302,509
DWS Alternative Asset Allocation VIP Portfolio - Class A	3,595,488	435,363
DWS Equity 500 Index VIP Portfolio - Class A	6,207,986	3,689,855
DWS Small Cap Index VIP Portfolio - Class A	1,012,678	942,756
Fidelity® VIP Asset Manager Portfolio - Initial Class	43,548	29,608
Fidelity® VIP Contrafund® Portfolio - Service Class	24,051,580	10,703,976
Fidelity® VIP Equity-Income Portfolio - Initial Class	418,627	517,426
Fidelity® VIP Equity-Income Portfolio - Service Class	524,620	145,707
Fidelity® VIP Growth Opportunities Portfolio - Service Class	1,000,271	612,670
Fidelity® VIP Growth Portfolio - Service Class	22,944,642	7,312,930
Fidelity® VIP High Income Portfolio - Service Class	254,351	117,857
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	485,657	392,459
Fidelity® VIP Mid Cap Portfolio - Service Class	15,763,924	8,071,818
Fidelity® VIP Overseas Portfolio - Service Class	814,808	499,697
Franklin Income VIP Fund - Class 1	5,733,970	3,457,464
Franklin Mutual Shares VIP Fund - Class 1	2,541,007	1,604,508
Franklin Small-Mid Cap Growth VIP Fund - Class 1	2,755,386	3,590,955
Invesco V.I. American Franchise Fund - Series I Shares	2,581,904	1,462,316
Invesco V.I. Core Equity Fund - Series I Shares	701,940	1,421,120
Invesco V.I. Core Plus Bond Fund - Series I Shares	179,521	59,844
Invesco V.I. International Growth Fund - Series I Shares	3,589,636	3,844,246
Janus Henderson Balanced Portfolio - Institutional Shares	541,815	841,643
Janus Henderson Balanced Portfolio - Service Shares	184,967	108,596
Janus Henderson Enterprise Portfolio - Service Shares	450,449	680,912
Janus Henderson Global Research Portfolio - Institutional Shares	1,540,978	514,723
Janus Henderson Global Research Portfolio - Service Shares	186,050	299,218
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	1,791,144	1,484,709
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	1,545,176	868,357
LVIP Baron Growth Opportunities Fund - Service Class	6,855,463	3,461,665
LVIP Baron Growth Opportunities Fund - Standard Class	24,003	36,975
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,098,404	3,374,955
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	3,103,595	463,745
LVIP BlackRock Global Real Estate Fund - Standard Class	4,596,251	1,941,190
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	8,170,868	750,293
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	1,259,245	269,802
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	784,006	855,459
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,017,384	483,217
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	15,846	12,952
LVIP Delaware Bond Fund - Standard Class	32,448,004	3,722,692
LVIP Delaware Diversified Floating Rate Fund - Standard Class	3,954,861	692,743
LVIP Delaware Diversified Income Fund - Standard Class	21,011,779	12,434,854
LVIP Delaware High Yield Fund - Standard Class	2,855,244	394,168
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	30,422,657	27,259,509
LVIP Delaware Mid Cap Value Fund - Standard Class	2,442,742	2,487,149
LVIP Delaware REIT Fund - Standard Class	4,377,086	7,388,685
LVIP Delaware SMID Cap Core Fund - Standard Class	9,361,398	5,961,899
LVIP Delaware Social Awareness Fund - Standard Class	1,026,221	409,581
LVIP Delaware U.S. Growth Fund - Standard Class	4,327,750	2,825,678
LVIP Delaware Value Fund - Standard Class	13,162,011	7,441,607
LVIP Delaware Wealth Builder Fund - Standard Class	287,820	415,924
LVIP Dimensional International Core Equity Fund - Standard Class	2,019,822	1,014,337
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	433,662	962,086
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	1,831,927	1,456,952
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	841,677	1,810,464
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	705,418	925,422
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	433,064	730,138
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,236,518	234,869
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	7,856,876	3,012,590
LVIP Global Income Fund - Standard Class	2,387,083	257,759

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	$5,067,161	$2,883,402
LVIP Government Money Market Fund - Standard Class	83,173,675	68,488,767
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	183,072	185,991
LVIP JPMorgan High Yield Fund - Standard Class	7,241,370	1,069,732
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	485,003	2,187,409
LVIP MFS International Growth Fund - Standard Class	15,925,835	4,781,423
LVIP MFS Value Fund - Standard Class	15,553,740	7,691,978
LVIP Mondrian International Value Fund - Standard Class	3,749,336	1,684,639
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	43,697	33,800
LVIP SSGA Bond Index Fund - Standard Class	15,289,237	13,018,910
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,760,707	1,218,712
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	629,493	253,069
LVIP SSGA Developed International 150 Fund - Standard Class	8,067,404	4,559,396
LVIP SSGA Emerging Markets 100 Fund - Standard Class	8,932,190	6,494,031
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,386,310	297,618
LVIP SSGA International Index Fund - Standard Class	30,524,552	11,461,732
LVIP SSGA International Managed Volatility Fund - Standard Class	843,906	263,903
LVIP SSGA Large Cap 100 Fund - Standard Class	9,841,136	4,263,810
LVIP SSGA Moderate Index Allocation Fund - Standard Class	11,281,447	2,368,805
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	4,838,781	1,332,773
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	15,416,249	6,361,165
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	8,019,924	1,032,738
LVIP SSGA S&P 500 Index Fund - Standard Class	103,143,607	37,328,448
LVIP SSGA Small-Cap Index Fund - Standard Class	24,446,561	11,386,796
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	19,912,242	12,412,164
LVIP T. Rowe Price 2010 Fund - Standard Class	25,204	71,794
LVIP T. Rowe Price 2020 Fund - Standard Class	117,329	99,446
LVIP T. Rowe Price 2030 Fund - Standard Class	34,409	481,159
LVIP T. Rowe Price 2040 Fund - Standard Class	239,969	145,736
LVIP T. Rowe Price Growth Stock Fund - Standard Class	9,582,476	7,380,441
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	16,507,006	7,478,192
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	290,324	140,297
LVIP Vanguard Bond Allocation Fund - Standard Class	9,023,672	2,531,858
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	11,174,833	11,434,045
LVIP Vanguard International Equity ETF Fund - Standard Class	14,847,545	3,405,716
LVIP Wellington Capital Growth Fund - Standard Class	8,316,550	2,779,480
LVIP Wellington SMID Cap Value Fund - Standard Class	3,228,388	2,024,659
M Capital Appreciation Fund	281,252	357,100
M International Equity Fund	147,937	26,427
M Large Cap Growth Fund	286,517	24,158
M Large Cap Value Fund	17,854	28,475
MFS® VIT Growth Series - Initial Class	11,384,093	4,152,153
MFS® VIT Total Return Series - Initial Class	4,343,005	1,758,611
MFS® VIT Utilities Series - Initial Class	4,161,951	2,827,774
MFS® VIT II Core Equity Portfolio - Initial Class	539,168	384,599
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,729,112	1,576,369
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	215,333	455,623
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	255,013	397,237
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1,431,596	4,952,183
Putnam VT Global Health Care Fund - Class IB	360,896	79,652
Putnam VT Large Cap Value Fund - Class IB	823,382	171,881
Templeton Foreign VIP Fund - Class 1	121,416	126,029
Templeton Foreign VIP Fund - Class 2	287,469	236,665
Templeton Global Bond VIP Fund - Class 1	6,367,493	3,259,218
Templeton Growth VIP Fund - Class 1	272,862	181,825
Templeton Growth VIP Fund - Class 2	80,892	86,919
TOPS® Balanced ETF Portfolio - Class 2 Shares	158,369	1,642,909
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	1,040,469	87,408

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2021:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	331,095	$46.20	$15,296,592	$11,667,873
AB VPS Growth and Income Portfolio - Class A	342,915	36.83	12,629,574	9,167,346
AB VPS International Value Portfolio - Class A	239,386	15.72	3,763,142	3,407,036
AB VPS Large Cap Growth Portfolio - Class A	67,655	93.09	6,297,973	3,741,232
AB VPS Small/Mid Cap Value Portfolio - Class A	1,670,454	23.46	39,188,846	30,144,476
American Century VP Balanced Fund - Class I	2,524,945	9.56	24,138,476	19,796,928
American Century VP Inflation Protection Fund - Class I	723,096	11.45	8,279,448	7,671,378
American Funds Global Growth Fund - Class 2	2,322,657	44.94	104,380,210	70,406,040
American Funds Global Small Capitalization Fund - Class 2	1,377,327	32.94	45,369,148	33,799,954
American Funds Growth Fund - Class 2	2,277,514	126.28	287,604,509	183,707,791
American Funds Growth-Income Fund - Class 2	4,234,289	66.44	281,326,171	199,997,370
American Funds International Fund - Class 2	5,155,421	22.60	116,512,521	102,211,843
BlackRock Global Allocation V.I. Fund - Class I	8,186,028	17.79	145,629,444	140,968,550
ClearBridge Variable Mid Cap Portfolio - Class I	698,699	29.31	20,478,871	15,329,714
Delaware VIP® Emerging Markets Series - Standard Class	3,108,130	28.37	88,177,642	71,590,896
Delaware VIP® Small Cap Value Series - Standard Class	1,392,131	45.54	63,397,633	46,472,207
DWS Alternative Asset Allocation VIP Portfolio - Class A	610,750	15.13	9,240,645	8,387,943
DWS Equity 500 Index VIP Portfolio - Class A	3,006,306	30.22	90,850,582	52,426,849
DWS Small Cap Index VIP Portfolio - Class A	533,705	18.63	9,942,922	7,505,953
Fidelity® VIP Asset Manager Portfolio - Initial Class	35,650	18.33	653,457	537,004
Fidelity® VIP Contrafund® Portfolio - Service Class	3,039,235	54.00	164,118,695	110,030,572
Fidelity® VIP Equity-Income Portfolio - Initial Class	105,248	26.15	2,752,227	2,335,331
Fidelity® VIP Equity-Income Portfolio - Service Class	113,570	25.97	2,949,408	2,523,386
Fidelity® VIP Growth Opportunities Portfolio - Service Class	92,061	79.06	7,278,340	3,735,305
Fidelity® VIP Growth Portfolio - Service Class	830,803	101.70	84,492,674	62,695,982
Fidelity® VIP High Income Portfolio - Service Class	453,002	5.21	2,360,139	2,453,533
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	110,126	13.35	1,470,177	1,441,882
Fidelity® VIP Mid Cap Portfolio - Service Class	1,868,344	40.63	75,910,828	63,125,899
Fidelity® VIP Overseas Portfolio - Service Class	207,303	29.13	6,038,741	4,522,061
Franklin Income VIP Fund - Class 1	2,789,969	17.47	48,740,751	43,737,717
Franklin Mutual Shares VIP Fund - Class 1	1,213,609	19.62	23,811,004	23,127,703
Franklin Small-Mid Cap Growth VIP Fund - Class 1	326,315	26.72	8,719,134	7,014,446
Invesco V.I. American Franchise Fund - Series I Shares	206,492	88.63	18,301,368	11,636,079
Invesco V.I. Core Equity Fund - Series I Shares	475,194	37.79	17,957,576	14,317,819
Invesco V.I. Core Plus Bond Fund - Series I Shares	115,469	6.55	756,322	754,517
Invesco V.I. International Growth Fund - Series I Shares	500,653	41.41	20,732,052	17,990,108
Janus Henderson Balanced Portfolio - Institutional Shares	268,246	50.22	13,471,298	8,370,229
Janus Henderson Balanced Portfolio - Service Shares	87,061	53.14	4,626,438	2,839,491
Janus Henderson Enterprise Portfolio - Service Shares	43,885	92.49	4,058,925	2,667,873
Janus Henderson Global Research Portfolio - Institutional Shares	217,103	71.28	15,475,080	8,458,385
Janus Henderson Global Research Portfolio - Service Shares	47,654	69.31	3,302,902	1,773,096
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	609,630	20.91	12,747,357	6,332,986
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	572,504	20.61	11,799,306	9,747,636
LVIP Baron Growth Opportunities Fund - Service Class	503,510	91.57	46,104,890	27,216,353
LVIP Baron Growth Opportunities Fund - Standard Class	8,251	95.26	786,052	400,033
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,747,542	24.01	41,953,241	32,354,002
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	1,050,018	13.58	14,257,143	12,419,526
LVIP BlackRock Global Real Estate Fund - Standard Class	2,076,962	10.03	20,825,698	19,248,141
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2,476,156	10.33	25,573,737	25,563,115
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	393,951	14.32	5,640,201	4,867,563
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	132,462	54.40	7,205,380	4,402,644
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	332,689	24.07	8,008,485	5,156,516
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	9,701	18.02	174,795	127,883
LVIP Delaware Bond Fund - Standard Class	10,011,161	13.69	137,062,800	139,179,151
LVIP Delaware Diversified Floating Rate Fund - Standard Class	1,730,469	9.91	17,145,487	17,386,614
LVIP Delaware Diversified Income Fund - Standard Class	4,975,009	10.53	52,401,770	53,080,912
LVIP Delaware High Yield Fund - Standard Class	2,809,578	4.85	13,612,403	14,306,941
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	4,079,671	9.82	40,054,214	40,511,004

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Delaware Mid Cap Value Fund - Standard Class	392,058	$46.01	$18,038,212	$14,330,758
LVIP Delaware REIT Fund - Standard Class	2,954,028	16.79	49,589,265	38,206,221
LVIP Delaware SMID Cap Core Fund - Standard Class	2,343,219	28.11	65,877,252	55,480,587
LVIP Delaware Social Awareness Fund - Standard Class	163,838	54.90	8,994,036	6,984,012
LVIP Delaware U.S. Growth Fund - Standard Class	1,133,211	12.49	14,154,937	12,424,026
LVIP Delaware Value Fund - Standard Class	2,195,730	29.69	65,191,238	60,081,182
LVIP Delaware Wealth Builder Fund - Standard Class	323,123	12.88	4,162,153	4,214,504
LVIP Dimensional International Core Equity Fund - Standard Class	1,174,387	12.76	14,985,182	12,389,795
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	513,057	10.43	5,351,180	4,807,642
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	360,235	46.34	16,692,551	12,145,306
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	526,818	20.51	10,802,921	6,536,867
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	465,564	23.79	11,075,758	6,697,363
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	152,993	45.87	7,017,505	5,105,803
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	884,200	14.72	13,011,883	12,007,627
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	4,432,797	15.60	69,164,935	61,917,291
LVIP Global Income Fund - Standard Class	697,305	10.90	7,602,714	8,095,146
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,344,014	15.82	52,915,673	46,812,995
LVIP Government Money Market Fund - Standard Class	6,550,744	10.00	65,507,437	65,508,165
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	49,535	14.47	716,673	558,154
LVIP JPMorgan High Yield Fund - Standard Class	3,065,407	10.80	33,118,657	33,066,030
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	474,536	22.33	10,597,348	7,603,709
LVIP MFS International Growth Fund - Standard Class	2,791,072	22.64	63,192,667	52,297,358
LVIP MFS Value Fund - Standard Class	1,602,220	57.72	92,478,510	68,252,748
LVIP Mondrian International Value Fund - Standard Class	1,361,824	16.48	22,440,139	22,144,646
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	42,231	13.93	588,276	439,979
LVIP SSGA Bond Index Fund - Standard Class	3,227,856	11.55	37,268,825	37,531,521
LVIP SSGA Conservative Index Allocation Fund - Standard Class	844,388	15.24	12,865,946	11,117,877
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	307,010	12.92	3,965,040	3,698,387
LVIP SSGA Developed International 150 Fund - Standard Class	7,337,521	8.25	60,512,537	58,627,237
LVIP SSGA Emerging Markets 100 Fund - Standard Class	4,743,930	8.76	41,533,111	41,236,173
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	725,717	12.49	9,064,199	8,582,591
LVIP SSGA International Index Fund - Standard Class	10,422,398	11.22	116,918,458	99,961,188
LVIP SSGA International Managed Volatility Fund - Standard Class	937,972	10.43	9,786,803	8,206,508
LVIP SSGA Large Cap 100 Fund - Standard Class	2,710,198	14.65	39,698,980	36,718,279
LVIP SSGA Moderate Index Allocation Fund - Standard Class	5,203,503	18.14	94,365,522	76,303,223
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	3,111,269	14.37	44,715,160	40,260,552
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	4,746,695	18.97	90,044,809	72,352,355
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	2,997,310	14.99	44,941,666	40,708,020
LVIP SSGA S&P 500 Index Fund - Standard Class	31,175,907	30.09	937,927,162	602,136,253
LVIP SSGA Small-Cap Index Fund - Standard Class	2,691,989	39.64	106,699,669	84,325,050
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	4,787,502	13.18	63,094,487	58,756,564
LVIP T. Rowe Price 2010 Fund - Standard Class	32,888	10.79	354,765	365,980
LVIP T. Rowe Price 2020 Fund - Standard Class	183,382	11.39	2,088,910	1,928,787
LVIP T. Rowe Price 2030 Fund - Standard Class	71,247	13.15	936,538	746,053
LVIP T. Rowe Price 2040 Fund - Standard Class	129,025	13.06	1,684,545	1,379,301
LVIP T. Rowe Price Growth Stock Fund - Standard Class	998,328	72.33	72,204,054	47,266,769
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,589,687	36.26	57,642,051	47,650,526
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	286,055	13.42	3,839,150	3,024,046
LVIP Vanguard Bond Allocation Fund - Standard Class	4,736,082	10.88	51,519,101	51,115,219
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	6,040,884	32.37	195,519,262	119,753,599
LVIP Vanguard International Equity ETF Fund - Standard Class	6,307,316	12.90	81,370,688	69,120,067
LVIP Wellington Capital Growth Fund - Standard Class	446,898	79.35	35,459,979	27,297,247
LVIP Wellington SMID Cap Value Fund - Standard Class	540,986	31.47	17,027,008	13,498,886
M Capital Appreciation Fund	53,810	28.30	1,522,813	1,378,967
M International Equity Fund	116,113	14.45	1,677,839	1,433,555
M Large Cap Growth Fund	30,791	33.87	1,042,880	802,758
M Large Cap Value Fund	36,607	15.39	563,375	435,627
MFS® VIT Growth Series - Initial Class	725,746	79.36	57,595,180	39,304,196
MFS® VIT Total Return Series - Initial Class	1,220,873	27.78	33,915,845	28,389,547
MFS® VIT Utilities Series - Initial Class	834,947	38.31	31,986,820	25,216,665
MFS® VIT II Core Equity Portfolio - Initial Class	137,719	32.33	4,452,455	3,521,630

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	729,094	$40.34	$29,411,669	$18,925,386
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	159,462	20.33	3,241,869	2,389,414
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	75,052	37.03	2,779,174	2,020,895
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2,228,178	7.74	17,246,095	15,615,450
Putnam VT Global Health Care Fund - Class IB	168,401	18.67	3,144,054	2,584,804
Putnam VT Large Cap Value Fund - Class IB	63,727	30.82	1,964,051	1,644,729
Templeton Foreign VIP Fund - Class 1	127,563	13.90	1,773,131	1,808,442
Templeton Foreign VIP Fund - Class 2	238,086	13.59	3,235,585	3,243,681
Templeton Global Bond VIP Fund - Class 1	1,823,296	13.82	25,197,944	29,062,826
Templeton Growth VIP Fund - Class 1	296,338	11.87	3,517,531	3,616,046
Templeton Growth VIP Fund - Class 2	96,416	11.59	1,117,462	1,117,627
TOPS® Balanced ETF Portfolio - Class 2 Shares	33,989	14.43	490,463	433,235
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	198,284	14.88	2,950,471	2,593,672

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	125,502	(64,544)	60,958
AB VPS Growth and Income Portfolio - Class A	16,027	(92,529)	(76,502)
AB VPS International Value Portfolio - Class A	20,655	(58,072)	(37,417)
AB VPS Large Cap Growth Portfolio - Class A	12,561	(10,282)	2,279
AB VPS Small/Mid Cap Value Portfolio - Class A	249,680	(284,825)	(35,145)
American Century VP Balanced Fund - Class I	175,282	(58,238)	117,044
American Century VP Inflation Protection Fund - Class I	59,429	(20,260)	39,169
American Funds Global Growth Fund - Class 2	295,482	(237,958)	57,524
American Funds Global Small Capitalization Fund - Class 2	294,073	(146,959)	147,114
American Funds Growth Fund - Class 2	557,521	(453,104)	104,417
American Funds Growth-Income Fund - Class 2	994,674	(431,501)	563,173
American Funds International Fund - Class 2	1,062,284	(337,153)	725,131
BlackRock Global Allocation V.I. Fund - Class I	630,844	(219,679)	411,165
ClearBridge Variable Mid Cap Portfolio - Class I	158,997	(143,391)	15,606
Delaware VIP® Emerging Markets Series - Standard Class	1,042,078	(274,385)	767,693
Delaware VIP® Small Cap Value Series - Standard Class	225,262	(448,784)	(223,522)
DWS Alternative Asset Allocation VIP Portfolio - Class A	273,447	(29,450)	243,997
DWS Equity 500 Index VIP Portfolio - Class A	77,966	(88,758)	(10,792)
DWS Small Cap Index VIP Portfolio - Class A	10,137	(21,874)	(11,737)
Fidelity® VIP Asset Manager Portfolio - Initial Class	999	(834)	165
Fidelity® VIP Contrafund® Portfolio - Service Class	319,795	(263,623)	56,172
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,015	(13,044)	(11,029)
Fidelity® VIP Equity-Income Portfolio - Service Class	9,823	(3,657)	6,166
Fidelity® VIP Growth Opportunities Portfolio - Service Class	6,344	(9,843)	(3,499)
Fidelity® VIP Growth Portfolio - Service Class	241,193	(195,619)	45,574
Fidelity® VIP High Income Portfolio - Service Class	6,390	(4,832)	1,558
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	16,326	(15,009)	1,317
Fidelity® VIP Mid Cap Portfolio - Service Class	226,724	(361,484)	(134,760)
Fidelity® VIP Overseas Portfolio - Service Class	19,665	(15,521)	4,144
Franklin Income VIP Fund - Class 1	220,351	(187,413)	32,938
Franklin Mutual Shares VIP Fund - Class 1	128,930	(85,593)	43,337
Franklin Small-Mid Cap Growth VIP Fund - Class 1	29,986	(67,264)	(37,278)
Invesco V.I. American Franchise Fund - Series I Shares	18,150	(50,418)	(32,268)
Invesco V.I. Core Equity Fund - Series I Shares	11,174	(54,944)	(43,770)
Invesco V.I. Core Plus Bond Fund - Series I Shares	7,570	(2,889)	4,681
Invesco V.I. International Growth Fund - Series I Shares	134,232	(248,281)	(114,049)
Janus Henderson Balanced Portfolio - Institutional Shares	8,694	(17,977)	(9,283)
Janus Henderson Balanced Portfolio - Service Shares	6,698	(1,917)	4,781
Janus Henderson Enterprise Portfolio - Service Shares	11,617	(7,561)	4,056
Janus Henderson Global Research Portfolio - Institutional Shares	48,356	(20,642)	27,714
Janus Henderson Global Research Portfolio - Service Shares	1,130	(8,975)	(7,845)

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	5,593	(43,952)	(38,359)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	65,102	(53,795)	11,307
LVIP Baron Growth Opportunities Fund - Service Class	208,920	(99,791)	109,129
LVIP Baron Growth Opportunities Fund - Standard Class	159	(644)	(485)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	96,160	(181,185)	(85,025)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	183,266	(27,665)	155,601
LVIP BlackRock Global Real Estate Fund - Standard Class	159,352	(129,651)	29,701
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	594,255	(60,079)	534,176
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	68,318	(16,499)	51,819
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	9,155	(37,347)	(28,192)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	44,373	(21,449)	22,924
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	827	(768)	59
LVIP Delaware Bond Fund - Standard Class	2,027,536	(252,512)	1,775,024
LVIP Delaware Diversified Floating Rate Fund - Standard Class	356,538	(60,239)	296,299
LVIP Delaware Diversified Income Fund - Standard Class	1,364,066	(989,888)	374,178
LVIP Delaware High Yield Fund - Standard Class	76,219	(12,184)	64,035
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	2,765,874	(2,515,133)	250,741
LVIP Delaware Mid Cap Value Fund - Standard Class	123,109	(109,588)	13,521
LVIP Delaware REIT Fund - Standard Class	233,369	(382,795)	(149,426)
LVIP Delaware SMID Cap Core Fund - Standard Class	203,451	(233,035)	(29,584)
LVIP Delaware Social Awareness Fund - Standard Class	27,666	(12,403)	15,263
LVIP Delaware U.S. Growth Fund - Standard Class	33,074	(83,547)	(50,473)
LVIP Delaware Value Fund - Standard Class	181,383	(331,581)	(150,198)
LVIP Delaware Wealth Builder Fund - Standard Class	15,674	(19,860)	(4,186)
LVIP Dimensional International Core Equity Fund - Standard Class	120,378	(71,627)	48,751
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	23,396	(78,914)	(55,518)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	52,802	(60,362)	(7,560)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	33,327	(92,828)	(59,501)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	30,584	(42,121)	(11,537)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	24,097	(47,687)	(23,590)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	35,355	(13,193)	22,162
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	185,296	(140,721)	44,575
LVIP Global Income Fund - Standard Class	169,897	(21,180)	148,717
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	114,418	(160,653)	(46,235)
LVIP Government Money Market Fund - Standard Class	8,226,238	(6,725,526)	1,500,712
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	11,028	(11,940)	(912)
LVIP JPMorgan High Yield Fund - Standard Class	417,887	(68,399)	349,488
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	18,932	(124,670)	(105,738)
LVIP MFS International Growth Fund - Standard Class	684,586	(246,396)	438,190
LVIP MFS Value Fund - Standard Class	702,962	(356,649)	346,313
LVIP Mondrian International Value Fund - Standard Class	237,811	(108,031)	129,780
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2,037	(1,906)	131
LVIP SSGA Bond Index Fund - Standard Class	1,278,998	(1,128,638)	150,360
LVIP SSGA Conservative Index Allocation Fund - Standard Class	107,234	(69,855)	37,379
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	31,672	(15,448)	16,224
LVIP SSGA Developed International 150 Fund - Standard Class	401,559	(308,100)	93,459
LVIP SSGA Emerging Markets 100 Fund - Standard Class	497,356	(453,172)	44,184
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	24,207	(13,583)	10,624
LVIP SSGA International Index Fund - Standard Class	1,923,864	(735,033)	1,188,831
LVIP SSGA International Managed Volatility Fund - Standard Class	55,557	(20,073)	35,484
LVIP SSGA Large Cap 100 Fund - Standard Class	261,691	(180,212)	81,479
LVIP SSGA Moderate Index Allocation Fund - Standard Class	589,465	(123,261)	466,204
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	160,390	(70,069)	90,321
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,015,026	(389,382)	625,644
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	346,894	(48,679)	298,215
LVIP SSGA S&P 500 Index Fund - Standard Class	4,297,530	(1,367,483)	2,930,047
LVIP SSGA Small-Cap Index Fund - Standard Class	1,072,990	(489,901)	583,089
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	275,675	(644,116)	(368,441)
LVIP T. Rowe Price 2010 Fund - Standard Class	488	(3,958)	(3,470)
LVIP T. Rowe Price 2020 Fund - Standard Class	529	(4,798)	(4,269)
LVIP T. Rowe Price 2030 Fund - Standard Class	130	(24,989)	(24,859)
LVIP T. Rowe Price 2040 Fund - Standard Class	9,258	(7,197)	2,061

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	178,348	(197,649)	(19,301)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	358,072	(233,715)	124,357
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	10,413	(7,778)	2,635
LVIP Vanguard Bond Allocation Fund - Standard Class	738,465	(211,124)	527,341
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	410,485	(445,447)	(34,962)
LVIP Vanguard International Equity ETF Fund - Standard Class	760,207	(202,106)	558,101
LVIP Wellington Capital Growth Fund - Standard Class	167,864	(78,416)	89,448
LVIP Wellington SMID Cap Value Fund - Standard Class	139,816	(105,379)	34,437
M Capital Appreciation Fund	545	(6,059)	(5,514)
M International Equity Fund	5,877	(790)	5,087
M Large Cap Growth Fund	1,714	(443)	1,271
M Large Cap Value Fund	347	(1,072)	(725)
MFS® VIT Growth Series - Initial Class	166,518	(101,475)	65,043
MFS® VIT Total Return Series - Initial Class	121,022	(54,907)	66,115
MFS® VIT Utilities Series - Initial Class	182,847	(137,946)	44,901
MFS® VIT II Core Equity Portfolio - Initial Class	13,477	(7,005)	6,472
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	21,911	(39,450)	(17,539)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	10,658	(11,122)	(464)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	4,884	(9,284)	(4,400)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	83,134	(531,675)	(448,541)
Putnam VT Global Health Care Fund - Class IB	5,918	(1,364)	4,554
Putnam VT Large Cap Value Fund - Class IB	21,708	(4,712)	16,996
Templeton Foreign VIP Fund - Class 1	4,302	(5,640)	(1,338)
Templeton Foreign VIP Fund - Class 2	13,549	(12,539)	1,010
Templeton Global Bond VIP Fund - Class 1	645,902	(300,894)	345,008
Templeton Growth VIP Fund - Class 1	28,487	(6,979)	21,508
Templeton Growth VIP Fund - Class 2	2,911	(3,324)	(413)
TOPS® Balanced ETF Portfolio - Class 2 Shares	12,395	(132,840)	(120,445)
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	77,432	(5,497)	71,935

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	140,328	(106,663)	33,665
AB VPS Growth and Income Portfolio - Class A	57,362	(17,713)	39,649
AB VPS International Value Portfolio - Class A	82,545	(16,492)	66,053
AB VPS Large Cap Growth Portfolio - Class A	5,866	(25,710)	(19,844)
AB VPS Small/Mid Cap Value Portfolio - Class A	391,197	(211,485)	179,712
American Century VP Balanced Fund - Class I	235,310	(80,912)	154,398
American Century VP Inflation Protection Fund - Class I	54,823	(48,355)	6,468
American Funds Global Growth Fund - Class 2	499,655	(216,362)	283,293
American Funds Global Small Capitalization Fund - Class 2	253,980	(148,369)	105,611
American Funds Growth Fund - Class 2	444,366	(780,059)	(335,693)
American Funds Growth-Income Fund - Class 2	806,081	(267,580)	538,501
American Funds International Fund - Class 2	692,609	(543,375)	149,234
BlackRock Global Allocation V.I. Fund - Class I	1,006,274	(517,026)	489,248
ClearBridge Variable Mid Cap Portfolio - Class I	303,733	(106,251)	197,482
Delaware VIP® Emerging Markets Series - Standard Class	588,773	(466,768)	122,005
Delaware VIP® Small Cap Value Series - Standard Class	692,374	(233,913)	458,461
DWS Alternative Asset Allocation VIP Portfolio - Class A	68,140	(100,216)	(32,076)
DWS Equity 500 Index VIP Portfolio - Class A	83,033	(236,300)	(153,267)
DWS Small Cap Index VIP Portfolio - Class A	53,796	(42,951)	10,845
Fidelity® VIP Asset Manager Portfolio - Initial Class	3,435	(1,760)	1,675
Fidelity® VIP Contrafund® Portfolio - Service Class	359,322	(427,115)	(67,793)
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,962	(14,149)	(11,187)
Fidelity® VIP Equity-Income Portfolio - Service Class	5,689	(7,217)	(1,528)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	24,638	(15,604)	9,034
Fidelity® VIP Growth Portfolio - Service Class	267,686	(290,214)	(22,528)
Fidelity® VIP High Income Portfolio - Service Class	8,710	(7,513)	1,197

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	4,867	(6,405)	(1,538)
Fidelity® VIP Mid Cap Portfolio - Service Class	972,856	(398,299)	574,557
Fidelity® VIP Overseas Portfolio - Service Class	39,903	(25,488)	14,415
Franklin Income VIP Fund - Class 1	510,051	(101,011)	409,040
Franklin Mutual Shares VIP Fund - Class 1	212,779	(31,873)	180,906
Franklin Small-Mid Cap Growth VIP Fund - Class 1	30,821	(44,124)	(13,303)
Invesco V.I. American Franchise Fund - Series I Shares	19,188	(108,705)	(89,517)
Invesco V.I. Core Equity Fund - Series I Shares	27,541	(96,456)	(68,915)
Invesco V.I. Core Plus Bond Fund - Series I Shares	5,411	(4,655)	756
Invesco V.I. International Growth Fund - Series I Shares	114,772	(164,404)	(49,632)
Janus Henderson Balanced Portfolio - Institutional Shares	28,990	(26,594)	2,396
Janus Henderson Balanced Portfolio - Service Shares	3,937	(3,430)	507
Janus Henderson Enterprise Portfolio - Service Shares	3,112	(13,302)	(10,190)
Janus Henderson Global Research Portfolio - Institutional Shares	25,469	(76,406)	(50,937)
Janus Henderson Global Research Portfolio - Service Shares	5,523	(4,610)	913
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	15,216	(51,020)	(35,804)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	101,303	(26,444)	74,859
LVIP Baron Growth Opportunities Fund - Service Class	276,557	(256,659)	19,898
LVIP Baron Growth Opportunities Fund - Standard Class	1,707	(1,304)	403
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	269,697	(112,008)	157,689
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	213,493	(27,524)	185,969
LVIP BlackRock Global Real Estate Fund - Standard Class	278,542	(59,781)	218,761
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	304,425	(176,516)	127,909
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	102,013	(14,285)	87,728
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	9,641	(63,311)	(53,670)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	33,999	(46,712)	(12,713)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	1,490	(877)	613
LVIP Delaware Bond Fund - Standard Class	1,487,507	(689,558)	797,949
LVIP Delaware Diversified Floating Rate Fund - Standard Class	292,177	(418,713)	(126,536)
LVIP Delaware Diversified Income Fund - Standard Class	803,584	(467,515)	336,069
LVIP Delaware High Yield Fund - Standard Class	49,925	(79,146)	(29,221)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	2,016,152	(660,319)	1,355,833
LVIP Delaware Mid Cap Value Fund - Standard Class	267,354	(224,443)	42,911
LVIP Delaware REIT Fund - Standard Class	576,554	(103,816)	472,738
LVIP Delaware SMID Cap Core Fund - Standard Class	453,636	(177,644)	275,992
LVIP Delaware Social Awareness Fund - Standard Class	23,570	(14,273)	9,297
LVIP Delaware U.S. Growth Fund - Standard Class	93,237	(72,205)	21,032
LVIP Delaware Value Fund - Standard Class	571,362	(294,262)	277,100
LVIP Delaware Wealth Builder Fund - Standard Class	22,104	(7,427)	14,677
LVIP Dimensional International Core Equity Fund - Standard Class	202,878	(40,856)	162,022
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	139,166	(25,462)	113,704
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	140,340	(39,227)	101,113
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	109,485	(64,729)	44,756
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	45,533	(52,418)	(6,885)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	60,084	(36,583)	23,501
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	109,968	(94,882)	15,086
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	304,040	(240,078)	63,962
LVIP Global Income Fund - Standard Class	110,781	(175,362)	(64,581)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	172,624	(337,379)	(164,755)
LVIP Government Money Market Fund - Standard Class	4,455,799	(7,752,468)	(3,296,669)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	9,268	(3,904)	5,364
LVIP JPMorgan High Yield Fund - Standard Class	333,182	(116,800)	216,382
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	125,167	(30,398)	94,769
LVIP MFS International Growth Fund - Standard Class	778,471	(274,953)	503,518
LVIP MFS Value Fund - Standard Class	919,536	(269,830)	649,706
LVIP Mondrian International Value Fund - Standard Class	252,280	(207,527)	44,753
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,484	(6,710)	(5,226)
LVIP SSGA Bond Index Fund - Standard Class	864,035	(489,876)	374,159
LVIP SSGA Conservative Index Allocation Fund - Standard Class	148,356	(231,433)	(83,077)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	38,128	(21,351)	16,777
LVIP SSGA Developed International 150 Fund - Standard Class	1,105,193	(88,545)	1,016,648
LVIP SSGA Emerging Markets 100 Fund - Standard Class	593,910	(157,019)	436,891

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	20,704	(22,206)	(1,502)
LVIP SSGA International Index Fund - Standard Class	1,250,906	(230,761)	1,020,145
LVIP SSGA International Managed Volatility Fund - Standard Class	130,981	(39,316)	91,665
LVIP SSGA Large Cap 100 Fund - Standard Class	284,691	(151,504)	133,187
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,111,532	(824,437)	287,095
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	423,473	(238,051)	185,422
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	444,280	(311,634)	132,646
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	804,294	(195,639)	608,655
LVIP SSGA S&P 500 Index Fund - Standard Class	6,369,041	(1,775,063)	4,593,978
LVIP SSGA Small-Cap Index Fund - Standard Class	1,059,530	(681,324)	378,206
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	1,138,465	(548,310)	590,155
LVIP T. Rowe Price 2010 Fund - Standard Class	4,593	(478)	4,115
LVIP T. Rowe Price 2020 Fund - Standard Class	4,233	(1,007)	3,226
LVIP T. Rowe Price 2030 Fund - Standard Class	35,564	(10,061)	25,503
LVIP T. Rowe Price 2040 Fund - Standard Class	9,508	(40,998)	(31,490)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	392,061	(283,738)	108,323
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	654,632	(166,306)	488,326
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	10,281	(10,737)	(456)
LVIP Vanguard Bond Allocation Fund - Standard Class	936,131	(388,748)	547,383
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,284,851	(390,023)	894,828
LVIP Vanguard International Equity ETF Fund - Standard Class	794,470	(158,616)	635,854
LVIP Wellington Capital Growth Fund - Standard Class	355,854	(120,311)	235,543
LVIP Wellington SMID Cap Value Fund - Standard Class	199,531	(86,107)	113,424
M Capital Appreciation Fund	4,923	(2,405)	2,518
M International Equity Fund	7,521	(5,258)	2,263
M Large Cap Growth Fund	248	(5,413)	(5,165)
M Large Cap Value Fund	1,901	(5,081)	(3,180)
MFS® VIT Growth Series - Initial Class	189,414	(171,058)	18,356
MFS® VIT Total Return Series - Initial Class	194,770	(125,395)	69,375
MFS® VIT Utilities Series - Initial Class	216,994	(62,594)	154,400
MFS® VIT II Core Equity Portfolio - Initial Class	37,340	(15,453)	21,887
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	12,519	(64,060)	(51,541)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	11,784	(10,392)	1,392
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,917	(7,167)	(5,250)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	397,596	(243,928)	153,668
Putnam VT Global Health Care Fund - Class IB	3,682	(12,395)	(8,713)
Putnam VT Large Cap Value Fund - Class IB	9,051	(4,069)	4,982
Templeton Foreign VIP Fund - Class 1	10,533	(5,397)	5,136
Templeton Foreign VIP Fund - Class 2	23,255	(18,667)	4,588
Templeton Global Bond VIP Fund - Class 1	511,287	(221,780)	289,507
Templeton Growth VIP Fund - Class 1	13,496	(20,333)	(6,837)
Templeton Growth VIP Fund - Class 2	4,057	(13,563)	(9,506)
TOPS® Balanced ETF Portfolio - Class 2 Shares	128,378	(2,142)	126,236
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	151,738	(3,990)	147,748

7. Subsequent Events

In February 2022, LNL identified certain Lincoln SVULONE 2019 variable universal life product policies that were being invested in subaccounts that were not selected by the policyholder. As a result, some contract owner accounts were inappropriately invested in subaccounts not authorized by the policyholder. As a result, in March of 2022, LNL contributed a voluntary reimbursement of approximately $400K to the affected contract owner accounts which was subsequently invested in various subaccounts.

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

7. Subsequent Events (continued)

The sub-accounts that received contributions from LNL in excess of $5K are as follows:

LVIP SSGA S&P 500 Index Fund - Standard Class	$75,115
LVIP SSGA Large Cap 100 Fund - Standard Class	71,916
LVIP SSGA Bond Index Fund - Standard Class	60,813
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	60,603
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	45,895
LVIP T. Rowe Price Growth Stock Fund - Standard Class	41,007
LVIP Vanguard International Equity ETF Fund - Standard Class	29,451
American Funds Growth Fund - Class 2	5,728
Fidelity® VIP Growth Portfolio - Service Class	5,044

The investments in subaccounts not authorized by policyholders had no impact to fee rates, unit values, total return or investment income ratios for any subaccount or variable life contract as of and for the year ended December 31, 2021. Similarly, the subsequent reimbursement by LNL in 2022 did not impact the total return or other financial highlights of any subaccount.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account R ("Variable Account"), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP
We have served as the Variable Account's Auditor since 1998.
Philadelphia, Pennsylvania
April 27, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS International Value Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Balanced Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Inflation Protection Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Growth Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth-Income Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds International Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Income VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Core Plus Bond Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021)
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Diversified Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware REIT Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware SMID Cap Core Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware U.S. Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Government Money Market Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP MFS Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
M Capital Appreciation Fund	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
M International Equity Fund	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
M Large Cap Growth Fund	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
M Large Cap Value Fund	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Growth Series - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Total Return Series - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Utilities Series - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Foreign VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Foreign VIP Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Growth VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Growth VIP Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
TOPS® Balanced ETF Portfolio - Class 2 Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021